UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03327

MFS SERIES TRUST XIII

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Christopher R. Bohane

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: February 29*

Date of reporting period: February 29, 2020

*

This Form N-CSR pertains to the following series of the Registrant: MFS Diversified Income Fund, MFS Government Securities Fund and MFS New Discovery Value Fund. The remaining series of the Registrant has a fiscal year end other than February 29.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Annual Report

February 29, 2020

     MFS® Diversified Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

DIF-ANN

MFS® Diversified Income Fund

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, ultimately impacting more than 200 countries. The global pandemic prompted many governments to take drastic action to slow the spread of the virus, such as quarantines, school and business closures, and prohibitions on public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and an abrupt decline in economic growth.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses and governments adjust to a new reality and these alterations could change the investment landscape. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

April 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top ten holdings (i)
U.S. Treasury Notes, 1.75%, 11/30/2021	1.9%
U.S. Treasury Note 10 yr Future – JUN 2020	1.8%
Public Storage, Inc., REIT	1.7%
Prologis, Inc., REIT	1.6%
AvalonBay Communities, Inc., REIT	1.3%
Fannie Mae, 3.5%, 30 Years	1.3%
Alexandria Real Estate Equities, Inc., REIT	1.3%
Welltower, Inc., REIT	1.3%
Mid-America Apartment Communities, Inc., REIT	1.3%
Equinix, Inc., REIT	1.3%

GICS equity sectors (g)(i)
Real Estate	23.3%
Health Care	3.2%
Financials	3.0%
Consumer Staples	2.0%
Information Technology	1.9%
Consumer Discretionary	1.4%
Energy	1.4%
Industrials	1.4%
Communication Services	1.2%
Utilities	0.8%
Materials	0.4%

Fixed income sectors (i)
Emerging Markets Bonds	18.6%
High Yield Corporates	15.3%
Mortgage-Backed Securities	12.3%
U.S. Treasury Securities	8.8%
Investment Grade Corporates	0.8%
Commercial Mortgage-Backed Securities	0.8%
Municipal Bonds	0.4%
Collateralized Debt Obligations	0.4%
U.S. Government Agencies	0.4%
Floating Rate Loans	0.2%
Non-U.S. Government Bonds	0.1%
Asset-Backed Securities (o)	0.0%

Portfolio Composition – continued

Composition including fixed income credit quality (a)(i)
AAA	1.1%
AA	1.4%
A	1.5%
BBB	6.5%
BB	13.5%
B	10.8%
CCC	2.0%
CC (o)	0.0%
C (o)	0.0%
U.S. Government	7.0%
Federal Agencies	12.7%
Not Rated	24.9%
Non-Fixed Income	16.9%
Cash & Cash Equivalents	3.5%
Other	(1.8)%

Issuer country weightings (i)(x)
United States	68.4%
Canada	2.3%
Switzerland	1.9%
Japan	1.4%
Brazil	1.4%
China	1.3%
India	1.3%
Ukraine	1.2%
Russia	1.1%
Other Countries	19.7%

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. Non-Fixed Income includes equity securities (including convertible bonds and equity derivatives) and/or commodity-linked derivatives. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

Portfolio Composition – continued

(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of the portfolio’s net assets. For purposes of this presentation, United States includes Cash & Cash Equivalents and Other.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

The fund invests a portion of its assets in the MFS High Yield Pooled Portfolio. Percentages include the indirect exposure to the underlying holdings, including investments in money market funds and Other, of the MFS High Yield Pooled Portfolio and not the direct exposure from investing in the MFS High Yield Pooled Portfolio itself.

Cash & Cash Equivalents includes any direct exposure to cash, direct and indirect exposure to investments in money market funds, cash equivalents, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s direct cash position and other assets and liabilities.

Other includes the direct and indirect equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of February 29, 2020.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

The MFS Diversified Income Fund (fund) includes investments in high yield corporate bonds, U.S. government debt, emerging markets debt, real estate investment trusts (REITs) and global equity securities.

For the twelve months ended February 29, 2020, Class A shares of the fund provided a total return of 7.20%, at net asset value. This compares with a return of 8.19% for the fund’s benchmark, the Standard & Poor’s 500 Stock Index. The fund’s other benchmark, the MFS Diversified Income Fund Blended Index (Blended Index) generated a return of 5.98% over the reporting period. The Blended Index reflects the blended returns of various equity and fixed income market indices, with percentage allocations to each index designed to resemble the allocations of the fund. The market indices and related percentage allocations used to compile the Blended Index are set forth in the Performance Summary.

Market Environment

Market volatility soared at the end of the period as COVID-19, a novel coronavirus first detected in China, spread around the world in early 2020. Global supply chains have been severely disrupted, as have travel and tourism. With global economic growth already anemic due to ongoing trade wars and geopolitical uncertainty, the apprehension caused by the outbreak has increased the potential for a global recession. China took dramatic measures to contain the virus, including large-scale quarantines, which severely limited industrial activity for more than a month. As a result, economic growth forecasts have been slashed in the country and the ripple effects are being felt around the world as efforts to contain the spread of the virus curtail economic activity. Central banks and policymakers also took steps to cushion the economic blow caused by the outbreak, signaling its readiness to cut interest rates, if necessary.

Fears of slower global growth, falling equity prices and rising financial market volatility, along with lower policy rates, have pushed US Treasury yields, and yields on most other sovereign bonds, to record-low levels. While monetary policy is ill suited to counter a supply shock caused by disrupted supply chains, central banks are trying to use the limited number of tools at their disposal to prevent a tightening of financial conditions, which could further undermine market confidence. In addition, fiscal policy measures are being taken around the world.

At the beginning of 2020, market sentiment was upbeat, with easing trade tensions between the US and China after the signing of a phase one trade deal in mid-January, greater clarity on Brexit in the wake of the British Conservative Party’s decisive December election victory, and US Congress approval of a NAFTA replacement. Even after the coronavirus outbreak caught the market’s attention in late January, sentiment remained upbeat, as China’s containment efforts appeared to be effective. However, the spread of the virus to other parts of Asia, the Middle East and Europe in late February dramatically altered the investment landscape, prompting a rapid repricing of equities, credit spreads and commodities.

Management Review – continued

Factors Affecting Performance

During the reporting period, the fund’s overweight position in the REIT segment, and security selection within the high yield equity segment of the fund, were primary detractors from performance relative to the Blended Index.

Conversely, security selection within the REIT segment contributed to relative performance as this asset class outpaced its respective benchmark, the MSCI U.S. REIT Index, which is a component of the Blended Index. Security selection within the emerging market debt sleeve of the fund also aided relative results, as it outpaced its respective market segment during the reporting period.

Respectfully,

Portfolio Manager(s)

Robert Almeida, Neeraj Arora, David Cole, Rick Gable, Matt Ryan, Jonathan Sage, Geoffrey Schechter, and Michael Skatrud

Note to Shareholders: Effective August 31, 2019, Ward Brown was removed as a Portfolio Manager of the Fund. Effective September 1, 2019, Neeraj Arora became a Portfolio Manager of the Fund.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 2/29/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 2/29/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	5/26/06	7.20%	4.44%	7.25%	N/A
C	5/26/06	6.32%	3.66%	6.46%	N/A
I	5/26/06	7.46%	4.70%	7.52%	N/A
R1	7/01/08	6.40%	3.68%	6.46%	N/A
R2	7/01/08	6.93%	4.20%	7.00%	N/A
R3	7/01/08	7.11%	4.44%	7.26%	N/A
R4	7/01/08	7.38%	4.70%	7.53%	N/A
R6	7/02/12	7.55%	4.80%	N/A	6.54%

Comparative benchmark(s)
Standard & Poor’s 500 Stock Index (f)		8.19%	9.23%	12.65%	N/A
MFS Diversified Income Fund Blended Index (f)(w)		5.98%	4.54%	7.00%	N/A
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		10.19%	3.04%	3.28%	N/A
Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index (f)		6.10%	5.20%	7.25%	N/A
JPMorgan Emerging Markets Bond Index Global (f)		9.89%	5.74%	6.48%	N/A
MSCI All Country World High Dividend Yield Index (net div) (f)		0.91%	4.23%	6.88%	N/A
MSCI U.S. REIT Index (net div) (f)		2.92%	3.58%	9.80%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		2.64%	3.54%	6.79%	N/A
C With CDSC (1% for 12 months) (v)		5.32%	3.66%	6.46%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.
(w)

As of February 29, 2020, the MFS Diversified Income Fund Blended Index (a custom index) was comprised of 25% Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index, 20% Bloomberg Barclays U.S. Government/Mortgage Bond Index, 15% JPMorgan Emerging Markets Bond Index Global, 20% Morgan Stanley Capital International (MSCI) U.S. REIT Index (net div), and 20% Morgan Stanley Capital International (MSCI) All Country World (ACWI) High Dividend Yield Index (net div).

Performance Summary – continued

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). (b)

Bloomberg Barclays U.S. High-Yield Corporate Bond 2% Issuer Capped Index – a component of the Bloomberg Barclays U.S. High-Yield Corporate Bond Index, which measures performance of non-investment grade, fixed rate debt. The index limits the maximum exposure to any one issuer to 2%. (b)

JPMorgan Emerging Markets Bond Index Global – measures the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds.

MSCI All Country World High Dividend Yield Index (net div) – designed to reflect the performance of developed and emerging markets equities with higher-than-average dividend income and quality characteristics. (c)

MSCI U.S. REIT Index (net div) – a market capitalization-weighted index that is designed to measure equity market performance for real estate investment trusts (REITs) that generate a majority of their revenue and income from real estate rental and leasing operations. (c)

Standard & Poor’s 500 Stock Index – a market capitalization-weighted index of 500 widely held equity securities, designed to measure broad U.S. equity performance. “Standard & Poor’s®” and “S&P®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”) and have been licensed for use by S&P Dow Jones Indices LLC and sublicensed for certain purposes by MFS. The S&P 500® is a product of S&P Dow Jones Indices LLC, and has been licensed for use by MFS. MFS’s product(s) is not sponsored, endorsed, sold, or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or their respective affiliates, and neither S&P Dow Jones Indices LLC, Dow Jones, S&P, nor their respective affiliates make any representation regarding the advisability of investing in such product(s).

It is not possible to invest directly in an index.

(b)

BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

(c)

Morgan Stanley Capital International (“MSCI”) makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2019 through February 29, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the MFS High Yield Pooled Portfolio, an underlying MFS Pooled Portfolio in which the fund invests. MFS Pooled Portfolios are mutual funds advised by MFS that do not pay management fees to MFS but do incur investment and operating costs. If these transactional and indirect costs were included, your costs would have been higher.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/19	Ending Account Value 2/29/20	Expenses Paid During Period (p) 9/01/19-2/29/20
A	Actual	0.97%	$1,000.00	$1,006.97	$4.84
	Hypothetical (h)	0.97%	$1,000.00	$1,020.04	$4.87
C	Actual	1.72%	$1,000.00	$1,003.20	$8.57
	Hypothetical (h)	1.72%	$1,000.00	$1,016.31	$8.62
I	Actual	0.72%	$1,000.00	$1,008.22	$3.60
	Hypothetical (h)	0.72%	$1,000.00	$1,021.28	$3.62
R1	Actual	1.72%	$1,000.00	$1,003.97	$8.57
	Hypothetical (h)	1.72%	$1,000.00	$1,016.31	$8.62
R2	Actual	1.22%	$1,000.00	$1,006.49	$6.09
	Hypothetical (h)	1.22%	$1,000.00	$1,018.80	$6.12
R3	Actual	0.97%	$1,000.00	$1,006.97	$4.84
	Hypothetical (h)	0.97%	$1,000.00	$1,020.04	$4.87
R4	Actual	0.72%	$1,000.00	$1,008.23	$3.60
	Hypothetical (h)	0.72%	$1,000.00	$1,021.28	$3.62
R6	Actual	0.63%	$1,000.00	$1,008.65	$3.15
	Hypothetical (h)	0.63%	$1,000.00	$1,021.73	$3.17

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher. In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the fund invests. If these indirect costs were included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

2/29/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 40.4%
Asset-Backed & Securitized - 1.3%
ALM Loan Funding, CLO, 2015-12A, “A1R2”, FLR, 2.733% (LIBOR - 3mo. + 0.89%), 4/16/2027 (n)	$1,311,652	$1,310,996
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.006%, 1/15/2053	2,150,000	2,338,452
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	516,820	518,598
Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031 (n)	404,129	414,376
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	2,850,000	3,039,354
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	771,605	844,718
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.882%, 12/15/2072 (i)(n)	6,186,305	446,866
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	1,665,893	1,812,111
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	2,574,000	2,772,738
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	1,800,000	1,997,390
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	58,835	64,006
DLL Securitization Trust, 2019-DA1, “A2”, 2.79%, 11/22/2021 (n)	1,901,280	1,909,948
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 2.851% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	2,267,245	2,253,641
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	1,750,000	1,895,088
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	1,017,536	1,020,152
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.91%, 2/13/2053	1,421,853	1,529,974
JPMBB Commercial Mortgage Securities Trust, 2014-C26, 3.494%, 1/15/2048	1,888,516	2,042,823
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.231% (LIBOR -3mo. + 1.4%), 4/15/2028 (n)	2,261,785	2,251,155
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.319% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	2,390,920	2,372,032

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	$700,873	$783,417
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.864%, 12/15/2051 (i)	10,072,828	641,397
Neuberger Berman CLO Ltd., FLR, 2.631% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	990,000	987,228
Palmer Square Loan Funding Ltd., 2020-1A, “A1”, FLR, 3.15% (LIBOR - 3mo. + 0.8%), 2/20/2028 (n)	1,371,091	1,369,718
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 3.25% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	1,308,942	1,306,977
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.031% (LIBOR - 3mo. + 1.2%), 4/15/2028 (n)	2,026,203	2,012,214
TICP CLO Ltd., 2018-13R, “A”, FLR, 2.659% (LIBOR -3mo. + 0.8%), 4/20/2028 (n)	3,317,451	3,303,518
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	1,505,000	1,677,968
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	1,516,848	1,651,910
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	1,258,254	1,344,874
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	2,500,000	2,783,090
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.952%, 1/15/2052 (i)(n)	5,937,943	420,519
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	3,335,874	3,643,545

		$52,760,793
Automotive - 0.1%
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$1,689,000	$1,732,196
Hyundai Capital America, 2.375%, 2/10/2023 (n)	789,000	798,018
Volkswagen Group of America Co., 2.7%, 9/26/2022 (n)	1,474,000	1,507,801

		$4,038,015
Broadcasting - 0.0%
Prosus N.V., 3.68%, 1/21/2030 (n)	$945,000	$979,370

Brokerage & Asset Managers - 0.1%
Banco BTG Pactual S.A. (Cayman Islands), 4.5%, 1/10/2025 (n)	$1,680,000	$1,732,920
InterCorp Peru Ltd., 3.875%, 8/15/2029 (n)	1,814,000	1,870,252

		$3,603,172

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Business Services - 0.1%
Tencent Holdings Ltd., 3.595%, 1/19/2028	$1,852,000	$1,998,043

Cable TV - 0.2%
Cable Onda S.A., 4.5%, 1/30/2030 (n)	$1,842,000	$1,874,235
Globo Comunicacoes e Participacoes S.A., 4.875%, 1/22/2030 (n)	1,093,000	1,093,000
VTR Finance B.V., 6.875%, 1/15/2024 (n)	3,818,000	3,892,756

		$6,859,991
Chemicals - 0.0%
Consolidated Energy Finance S.A., 6.875%, 6/15/2025 (n)	$370,000	$360,010

Conglomerates - 0.2%
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027 (n)	$5,300,000	$5,472,542
Grupo KUO S.A.B. de C.V., 5.75%, 7/07/2027	1,199,000	1,238,033

		$6,710,575
Consumer Products - 0.1%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$1,734,000	$1,817,626

Consumer Services - 0.1%
Alibaba Group Holding Ltd., 3.4%, 12/06/2027	$3,224,000	$3,472,723
Conservation Fund, 3.474%, 12/15/2029	1,031,000	1,112,177
JD.com, Inc., 3.375%, 1/14/2030	1,160,000	1,208,228

		$5,793,128
Containers - 0.1%
San Miguel Industrias PET S.A., 4.5%, 9/18/2022 (n)	$2,724,000	$2,763,498
San Miguel Industrias PET S.A., 4.5%, 9/18/2022	1,606,000	1,629,287

		$4,392,785
Emerging Market Quasi-Sovereign - 4.3%
Abu Dhabi Crude Oil Pipeline, 3.65%, 11/02/2029 (n)	$802,000	$873,579
Abu Dhabi Crude Oil Pipeline, 3.65%, 11/02/2029	2,045,000	2,227,516
Abu Dhabi Crude Oil Pipeline, 4.6%, 11/02/2047	2,593,000	3,047,034
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048 (n)	2,833,000	3,597,910
Aeropuerto Internacional de Tocumen S.A. (Republic of Panama), 6%, 11/18/2048	800,000	1,016,000
Autoridad del Canal de Panama, 4.95%, 7/29/2035 (n)	281,000	335,095
Autoridad del Canal de Panama, 4.95%, 7/29/2035	1,220,000	1,454,862
Banco de Reservas de la Republica Dominicana, 7%, 2/01/2023	1,500,000	1,576,890
Banco del Estado de Chile, 2.704%, 1/09/2025 (n)	1,418,000	1,433,598

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Banco do Brasil S.A. (Cayman Branch), 9.25%, 4/15/2023		$433,000	$476,846
Banco do Brasil S.A. (Cayman Branch), 4.625%, 1/15/2025		2,728,000	2,888,270
Biz Finance PLC (Ukraine), 9.75%, 1/22/2025		1,720,000	1,827,844
CDBL Funding 1 (People’s Republic of China), 4.25%, 12/02/2024		854,000	928,313
Centrais Eletricas Brasileiras S.A., 3.625%, 2/04/2025 (n)		1,080,000	1,074,600
Centrais Eletricas Brasileiras S.A., 4.625%, 2/04/2030 (n)		4,979,000	5,032,524
China Construction Bank Corp., 4.25%, 2/27/2029		1,764,000	1,890,218
Consorcio Transmantaro S.A. (Republic of Peru), 4.7%, 4/16/2034 (n)		636,000	724,251
Corporacion Nacional del Cobre de Chile, 3.15%, 1/14/2030 (n)		3,858,000	3,951,248
Development Bank of Kazakhstan, 4.125%, 12/10/2022		1,663,000	1,729,520
Empresa de Transmision Electrica S.A. (Republic of Panama), 5.125%, 5/02/2049 (n)		1,694,000	2,011,320
Empresa Nacional del Petroleo (Republic of Chile), 4.375%, 10/30/2024 (n)		2,469,000	2,626,593
EQUATE Petrochemical B.V. (State of Kuwait), 4.25%, 11/03/2026		3,292,000	3,547,848
Eskom Holdings SOC Ltd. (Republic of South Africa), 6.35%, 8/10/2028 (n)		2,885,000	3,058,100
Eskom Holdings SOC Ltd. (Republic of South Africa), 8.45%, 8/10/2028		1,926,000	2,031,930
Export-Import Bank of India, 3.875%, 2/01/2028 (n)		10,026,000	10,745,964
Gas Natural de Lima y Callao S.A., 4.375%, 4/01/2023		1,259,000	1,318,815
Gazprom PJSC (Russian Federation), 3.25%, 2/25/2030 (n)		2,464,000	2,429,706
Industrial & Commercial Bank of China Ltd., 4.875%, 9/21/2025		1,689,000	1,885,850
KazMunayGas National Co., JSC (Republic of Kazakhstan), 5.375%, 4/24/2030 (n)		6,669,000	7,750,712
KazMunayGas National Co., JSC (Republic of Kazakhstan), 6.375%, 10/24/2048		3,652,000	4,802,380
KazTransGas JSC (Republic of Kazakhstan), 4.375%, 9/26/2027		1,707,000	1,820,714
MDGH - GMTN B.V. (United Arab Emirates), 2.5%, 11/07/2024 (n)		2,468,000	2,508,297
MDGH - GMTN B.V. (United Arab Emirates), 2.875%, 11/07/2029 (n)		2,464,000	2,532,376
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026 (n)		2,612,000	2,743,205
NAK Naftogaz Ukraine via Standard Bank London Holdings PLC, 7.625%, 11/08/2026		416,000	436,896
NTPC Ltd. (Republic of India), 7.375%, 8/10/2021	INR	120,000,000	1,672,176

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
NTPC Ltd. (Republic of India), 7.25%, 5/03/2022	INR	90,000,000	$1,251,442
NTPC Ltd. (Republic of India), 4.375%, 11/26/2024		$5,157,000	5,569,921
OCP S.A. (Republic of Madagascar), 6.875%, 4/25/2044		2,448,000	3,218,337
Petrobras Global Finance B.V. (Federative Republic of Brazil), 5.75%, 2/01/2029		4,747,000	5,352,242
Petrobras Global Finance B.V. (Federative Republic of Brazil), 6.9%, 3/19/2049		3,680,000	4,406,800
Petroleos del Peru S.A., 4.75%, 6/19/2032 (n)		3,128,000	3,501,186
Petroleos del Peru S.A., 5.625%, 6/19/2047 (n)		379,000	458,590
Petroleos del Peru S.A., 5.625%, 6/19/2047		3,848,000	4,656,080
Petroleos Mexicanos, 6.49%, 1/23/2027 (n)		1,544,000	1,617,340
Petroleos Mexicanos, 6.84%, 1/23/2030 (n)		2,208,000	2,305,152
Petroleos Mexicanos, 6.75%, 9/21/2047		2,660,000	2,538,385
Petroleos Mexicanos, 7.69%, 1/23/2050 (n)		1,239,000	1,290,691
PJSC State Savings Bank of Ukraine, 9.375%, 3/10/2023		2,062,900	2,149,336
PJSC State Savings Bank of Ukraine, 9.625%, 3/20/2025		2,132,000	2,211,737
Power Finance Corp. Ltd. (Republic of India), 3.95%, 4/23/2030 (n)		1,832,000	1,835,763
PT Indonesia Asahan Aluminium (Persero), 5.71%, 11/15/2023 (n)		1,120,000	1,235,992
PT Pertamina (Persero) (Republic of Indonesia), 4.15%, 2/25/2060 (n)		2,192,000	2,140,816
PT Perusahaan Listrik Negara (Republic of Indonesia), 6.15%, 5/21/2048 (n)		1,317,000	1,708,807
REC Ltd. (Republic of India), 3.875%, 7/07/2027		5,697,000	5,775,709
Southern Gas Corridor CJSC (Republic of Azerbaijan), 6.875%, 3/24/2026 (n)		7,385,000	8,813,377
State Bank of India (London), 4.375%, 1/24/2024		1,646,000	1,761,809
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027 (n)		3,774,000	4,116,384
State Grid Overseas Investment (2016) Ltd. (People’s Republic of China), 3.5%, 5/04/2027		7,145,000	7,793,207
State Oil Company of the Azerbaijan Republic, 4.75%, 3/13/2023		3,933,000	4,131,097
State Oil Company of the Azerbaijan Republic, 6.95%, 3/18/2030		2,267,000	2,788,410

			$172,637,610
Emerging Market Sovereign - 9.5%
Arab Republic of Egypt, 6.125%, 1/31/2022 (n)		$1,377,000	$1,422,447
Arab Republic of Egypt, 6.125%, 1/31/2022		8,324,000	8,598,725
Arab Republic of Egypt, 5.577%, 2/21/2023 (n)		3,045,000	3,150,966
Arab Republic of Egypt, 5.875%, 6/11/2025		2,005,000	2,101,007

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Arab Republic of Egypt, 7.5%, 1/31/2027		$1,900,000	$2,113,750
Arab Republic of Egypt, 6.588%, 2/21/2028 (n)		1,090,000	1,119,001
Arab Republic of Egypt, 6.588%, 2/21/2028		1,753,000	1,799,640
Arab Republic of Egypt, 7.6%, 3/01/2029 (n)		2,792,000	2,991,315
Arab Republic of Egypt, 7.6%, 3/01/2029		670,000	717,830
Arab Republic of Egypt, 7.052%, 1/15/2032 (n)		1,801,000	1,828,912
Arab Republic of Egypt, 8.5%, 1/31/2047		2,602,000	2,784,452
Arab Republic of Egypt, 8.7%, 3/01/2049 (n)		3,353,000	3,608,076
Dominican Republic, 6.875%, 1/29/2026		3,815,000	4,339,601
Dominican Republic, 5.95%, 1/25/2027		3,057,000	3,343,624
Dominican Republic, 6%, 7/19/2028 (n)		3,561,000	3,934,941
Dominican Republic, 4.5%, 1/30/2030 (n)		3,532,000	3,545,280
Dominican Republic, 5.875%, 1/30/2060 (n)		2,126,000	2,110,055
Emirate of Abu Dhabi, 3.125%, 10/11/2027 (n)		443,000	474,423
Emirate of Abu Dhabi, 2.5%, 9/30/2029 (n)		3,323,000	3,409,398
Emirate of Abu Dhabi, 4.125%, 10/11/2047 (n)		590,000	711,224
Emirate of Abu Dhabi, 3.125%, 9/30/2049 (n)		3,350,000	3,403,600
Federal Republic of Ethiopia, 6.625%, 12/11/2024		1,444,000	1,525,153
Federal Republic of Nigeria, 7.625%, 11/21/2025 (n)		1,927,000	2,107,491
Federal Republic of Nigeria, 7.625%, 11/21/2025		1,042,000	1,139,598
Federal Republic of Nigeria, 6.5%, 11/28/2027 (n)		2,571,000	2,553,327
Federal Republic of Nigeria, 7.143%, 2/23/2030 (n)		1,113,000	1,101,365
Federal Republic of Nigeria, 7.696%, 2/23/2038		1,937,000	1,859,520
Federal Republic of Nigeria, 9.248%, 1/21/2049		1,543,000	1,658,762
Federative Republic of Brazil, 4.5%, 5/30/2029		1,722,000	1,874,414
Federative Republic of Brazil, 5%, 1/27/2045		1,474,000	1,612,202
Gabonese Republic, 6.375%, 12/12/2024		851,165	887,876
Gabonese Republic, 6.625%, 2/06/2031 (n)		3,588,000	3,598,932
Government of Jamaica, 8%, 3/15/2039		5,375,000	7,316,719
Government of Jamaica, 7.875%, 7/28/2045		5,375,000	7,296,616
Government of Malaysia, 3.492%, 3/31/2020	MYR	7,852,000	1,864,148
Government of Romania, 2.124%, 7/16/2031 (n)	EUR	1,608,000	1,837,424
Government of Romania, 4.625%, 4/03/2049 (n)		945,000	1,306,440
Government of Ukraine, 7.75%, 9/01/2024 (n)		$2,600,000	2,817,199
Government of Ukraine, 7.75%, 9/01/2024		304,000	329,396
Government of Ukraine, 7.75%, 9/01/2025 (n)		2,600,000	2,830,152
Government of Ukraine, 7.75%, 9/01/2025		6,940,000	7,554,329
Government of Ukraine, 7.75%, 9/01/2026		3,434,000	3,760,230
Government of Ukraine, 7.75%, 9/01/2027		1,127,000	1,230,973
Government of Ukraine, 4.375%, 1/27/2030 (n)	EUR	1,074,000	1,117,776
Government of Ukraine, 7.375%, 9/25/2032		$9,757,000	10,446,352
Government of Ukraine, GDP Linked Bond, 0%, 5/31/2040		6,063,000	5,983,938
Ivory Coast, 5.75%, 12/31/2032		2,580,390	2,492,837

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Oriental Republic of Uruguay, 8.5%, 3/15/2028	UYU	82,019,000	$1,880,104
Oriental Republic of Uruguay, 4.375%, 1/23/2031		$4,428,000	5,087,816
Oriental Republic of Uruguay, 4.125%, 11/20/2045		1,312,000	1,482,573
Oriental Republic of Uruguay, 4.975%, 4/20/2055		4,415,000	5,474,644
Republic of Angola, 9.5%, 11/12/2025		2,321,000	2,585,432
Republic of Angola, 8.25%, 5/09/2028 (n)		3,237,000	3,321,253
Republic of Angola, 8%, 11/26/2029 (n)		2,230,000	2,233,916
Republic of Azerbaijan, 3.5%, 9/01/2032		3,490,000	3,485,637
Republic of Belarus, 7.625%, 6/29/2027		609,000	695,529
Republic of Chile, 2.55%, 1/27/2032		2,892,000	2,941,164
Republic of Colombia, 3.875%, 4/25/2027		1,350,000	1,450,575
Republic of Colombia, 3%, 1/30/2030		2,982,000	3,008,868
Republic of Colombia, 6.125%, 1/18/2041		2,582,000	3,486,733
Republic of Colombia, 5%, 6/15/2045		4,802,000	5,803,217
Republic of Cote d’Ivoire, 5.25%, 3/22/2030 (n)	EUR	2,432,000	2,735,147
Republic of Cote d’Ivoire, 5.875%, 10/17/2031 (n)		1,678,000	1,913,855
Republic of Cote d’Ivoire, 6.125%, 6/15/2033		$2,730,000	2,789,896
Republic of Cote d’Ivoire, 6.875%, 10/17/2040 (n)	EUR	2,193,000	2,540,897
Republic of Croatia, 5.5%, 4/04/2023		$3,155,000	3,470,241
Republic of Ecuador, 7.95%, 6/20/2024		4,731,000	3,506,901
Republic of Ecuador, 9.625%, 6/02/2027		1,350,000	999,014
Republic of Ecuador, 8.875%, 10/23/2027		1,363,000	984,781
Republic of Ecuador, 7.875%, 1/23/2028		5,515,000	3,888,130
Republic of El Salvador, 7.125%, 1/20/2050 (n)		1,293,000	1,359,266
Republic of El Salvador, 7.125%, 1/20/2050		2,745,000	2,885,681
Republic of Ghana, 7.875%, 2/11/2035 (n)		6,042,000	5,954,391
Republic of Ghana, 8.75%, 3/11/2061 (n)		1,526,000	1,507,841
Republic of Guatemala, 4.9%, 6/01/2030 (n)		1,887,000	2,042,677
Republic of Guatemala, 4.9%, 6/01/2030		3,208,000	3,472,660
Republic of Guatemala, 6.125%, 6/01/2050		1,325,000	1,593,313
Republic of Hungary, 5.375%, 3/25/2024		2,906,000	3,293,951
Republic of India, 7.27%, 4/08/2026	INR	131,570,000	1,915,734
Republic of Indonesia, 4.75%, 1/08/2026 (n)		$4,918,000	5,505,086
Republic of Indonesia, 4.35%, 1/08/2027		7,986,000	8,815,959
Republic of Indonesia, 7%, 5/15/2027	IDR	52,181,000,000	3,691,494
Republic of Indonesia, 3.5%, 1/11/2028		$1,066,000	1,123,999
Republic of Indonesia, 2.85%, 2/14/2030		2,450,000	2,466,211
Republic of Indonesia, 8.375%, 3/15/2034	IDR	23,848,000,000	1,786,834
Republic of Indonesia, 4.625%, 4/15/2043		$1,624,000	1,898,110
Republic of Kazakhstan, 1.5%, 9/30/2034 (n)	EUR	1,241,000	1,400,827
Republic of Kenya, 7%, 5/22/2027 (n)		$1,709,000	1,802,322
Republic of Kenya, 8%, 5/22/2032 (n)		2,010,000	2,173,087
Republic of Kenya, 8%, 5/22/2032		2,759,000	2,982,860

Portfolio of Investments – continued

Issuer	Shares/Par		Value ($)
Bonds - continued
Emerging Market Sovereign - continued
Republic of Kenya, 8.25%, 2/28/2048 (n)		$1,974,000	$2,108,528
Republic of Montenegro, 2.55%, 10/03/2029 (n)	EUR	1,869,000	2,098,462
Republic of Panama, 3.75%, 4/17/2026		$1,641,000	1,749,798
Republic of Panama, 3.16%, 1/23/2030		2,587,000	2,727,991
Republic of Paraguay, 6.1%, 8/11/2044		4,048,000	5,201,720
Republic of Paraguay, 5.6%, 3/13/2048 (n)		1,194,000	1,471,617
Republic of Paraguay, 5.6%, 3/13/2048		2,452,000	3,022,115
Republic of Paraguay, 5.4%, 3/30/2050 (n)		1,944,000	2,337,679
Republic of Rwanda, 6.625%, 5/02/2023		1,417,000	1,513,710
Republic of Senegal, 4.75%, 3/13/2028 (n)	EUR	1,883,000	2,153,489
Republic of Senegal, 4.75%, 3/13/2028		1,153,000	1,318,626
Republic of Senegal, 6.75%, 3/13/2048		$1,061,000	1,063,462
Republic of Serbia, 1.5%, 6/26/2029 (n)	EUR	1,531,000	1,736,796
Republic of South Africa, 4.85%, 9/27/2027		$1,734,000	1,807,695
Republic of South Africa, 4.85%, 9/30/2029		3,891,000	3,904,136
Republic of South Africa, 8%, 1/31/2030	ZAR	37,114,000	2,206,856
Republic of South Africa, 8.25%, 3/31/2032		63,469,000	3,691,950
Republic of Sri Lanka, 6.125%, 6/03/2025		$4,379,000	4,194,545
Republic of Sri Lanka, 7.55%, 3/28/2030		1,441,000	1,343,733
Republic of Turkey, 3.25%, 3/23/2023		2,486,000	2,361,700
Republic of Turkey, 7.25%, 12/23/2023		1,967,000	2,084,092
Republic of Turkey, 5.75%, 3/22/2024		3,216,000	3,233,688
Republic of Turkey, 6.35%, 8/10/2024		1,635,000	1,676,692
Republic of Turkey, 5.6%, 11/14/2024		2,529,000	2,519,516
Republic of Turkey, 4.25%, 3/13/2025		2,216,000	2,065,582
Republic of Turkey, 6%, 3/25/2027		2,813,000	2,784,870
Republic of Turkey, 5.125%, 2/17/2028		3,919,000	3,663,254
Republic of Turkey, 6.875%, 3/17/2036		2,400,000	2,376,000
Republic of Turkey, 6.625%, 2/17/2045		3,039,000	2,854,320
Russian Federation, 4.75%, 5/27/2026		5,400,000	6,068,423
Russian Federation, 4.25%, 6/23/2027		5,600,000	6,167,000
Russian Federation, 4.375%, 3/21/2029 (n)		6,000,000	6,663,060
Russian Federation, 7.7%, 3/23/2033	RUB	276,151,000	4,554,476
Russian Federation, 5.1%, 3/28/2035 (n)		$3,400,000	4,088,466
Socialist Republic of Romania, 2%, 1/28/2032 (n)	EUR	2,078,000	2,321,646
Socialist Republic of Vietnam, 4.8%, 11/19/2024		$2,602,000	2,849,463
State of Qatar, 4%, 3/14/2029 (n)		6,099,000	6,894,139
State of Qatar, 5.103%, 4/23/2048 (n)		4,651,000	6,171,775
State of Qatar, 4.817%, 3/14/2049 (n)		1,236,000	1,576,612
State of Qatar, 4.817%, 3/14/2049		2,660,000	3,393,032

			$381,070,776

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Energy - Independent - 0.1%
Afren PLC, 11.5%, 2/01/2021 (a)(d)(z)	$200,000	$164
Medco Bell Pte. Ltd., 6.375%, 1/30/2027 (n)	1,718,000	1,568,990
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026 (n)	2,119,000	2,224,581
Tengizchevroil Finance Co. International Ltd., 4%, 8/15/2026	1,507,000	1,582,088

		$5,375,823
Financial Institutions - 0.2%
Muthoot Finance Ltd., 6.125%, 10/31/2022 (n)	$1,379,000	$1,427,127
Muthoot Finance Ltd., 6.125%, 10/31/2022	1,827,000	1,890,762
Muthoot Finance Ltd., 4.4%, 9/02/2023 (n)	2,255,000	2,232,225
Shriram Transport Finance, 5.1%, 7/16/2023 (n)	1,505,000	1,514,377

		$7,064,491
Food & Beverages - 0.5%
BRF S.A., 4.875%, 1/24/2030 (n)	$3,609,000	$3,654,112
BRF S.A., 4.875%, 1/24/2030	3,003,000	3,040,538
Camposol S.A., 6%, 2/03/2027 (n)	1,504,000	1,484,523
Central American Bottling Corp., 5.75%, 1/31/2027 (n)	800,000	843,008
Coca Cola Femsa S.A.B. de C.V., 2.75%, 1/22/2030	2,109,000	2,228,851
Corporacion Lindley S.A., 6.75%, 11/23/2021 (n)	1,145,000	1,190,811
Corporacion Lindley S.A., 6.75%, 11/23/2021	1,010,000	1,050,410
Fomento Economico Mexicano S.A.B. de C.V., 3.5%, 1/16/2050	1,806,000	1,898,189
JBS Investments II GmbH, 5.75%, 1/15/2028 (n)	1,796,000	1,876,820
JBS USA Lux S.A./JBS USA Finance, Inc., 6.5%, 4/15/2029 (n)	1,304,000	1,414,449

		$18,681,711
Forest & Paper Products - 0.0%
Inversiones CMPC S.A., 3.85%, 1/13/2030 (n)	$1,413,000	$1,444,793

Industrial - 0.1%
Dar Al Arkan Sukuk Co. Ltd., 6.75%, 2/15/2025	$1,900,000	$1,864,470
GEMS Menasa Cayman Ltd./GEMS Education Delaware LLC, 7.125%, 7/31/2026 (n)	1,470,000	1,506,750
GOHL Capital Ltd., 4.25%, 1/24/2027	1,026,000	1,080,265

		$4,451,485
International Market Sovereign - 0.1%
Government of Bermuda, 4.75%, 2/15/2029 (n)	$2,534,000	$2,929,811

Local Authorities - 0.0%
Province of Santa Fe, 6.9%, 11/01/2027	$2,012,000	$1,609,620

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - 0.1%
Sovcombank PJSC (SovCom Capital DAC), 8%, 4/07/2030 (n)	$2,747,000	$2,963,409
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	829,000	861,848

		$3,825,257
Medical & Health Technology & Services - 0.3%
Montefiore Obligated Group, 5.246%, 11/01/2048	$3,192,000	$4,137,423
Rede D’Or Finance S.à r.l., 4.95%, 1/17/2028	1,496,000	1,542,376
Rede D’Or Finance S.à r.l., 4.5%, 1/22/2030 (n)	2,345,000	2,288,720
Toledo Hospital, 5.325%, 11/15/2028	1,721,000	2,094,361

		$10,062,880
Metals & Mining - 0.0%
Petra Diamonds U.S. Treasury PLC, 7.25%, 5/01/2022	$2,699,000	$1,605,905

Midstream - 0.1%
Cosan Ltd., 5.5%, 9/20/2029 (n)	$2,427,000	$2,468,987
Peru LNG, 5.375%, 3/22/2030 (n)	3,644,000	3,097,400

		$5,566,387
Mortgage-Backed - 12.2%
Fannie Mae, 4.14%, 8/01/2020	$37,123	$37,078
Fannie Mae, 5.19%, 9/01/2020	77,106	77,219
Fannie Mae, 3.437%, 10/01/2020	233,083	235,688
Fannie Mae, 5%, 12/01/2020 - 3/01/2042	5,585,005	6,270,099
Fannie Mae, 3.99%, 7/01/2021	238,802	244,578
Fannie Mae, 6%, 7/01/2021 - 6/01/2038	270,529	312,804
Fannie Mae, 4.5%, 1/01/2023 - 8/01/2046	22,170,617	24,417,275
Fannie Mae, 2.152%, 1/25/2023	815,502	829,776
Fannie Mae, 2.41%, 5/01/2023	219,932	227,580
Fannie Mae, 2.55%, 5/01/2023	189,590	196,976
Fannie Mae, 2.62%, 5/01/2023	260,532	271,227
Fannie Mae, 3.65%, 9/01/2023	771,540	825,846
Fannie Mae, 3.78%, 10/01/2023	453,912	489,818
Fannie Mae, 3.92%, 10/01/2023	987,000	1,073,314
Fannie Mae, 3.5%, 5/25/2025 - 8/01/2047	54,082,679	57,361,539
Fannie Mae, 2.7%, 7/01/2025	680,000	721,494
Fannie Mae, 3.59%, 9/01/2026	356,661	396,576
Fannie Mae, 2.585%, 12/25/2026	3,827,000	4,087,751
Fannie Mae, 3.045%, 3/25/2028	2,027,000	2,236,931
Fannie Mae, 4%, 3/25/2028 - 11/01/2049	39,289,407	42,332,240
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	37,496,728	39,139,141
Fannie Mae, 4.01%, 1/01/2029	679,479	792,759
Fannie Mae, 4.96%, 6/01/2030	1,037,532	1,209,227
Fannie Mae, 2.5%, 11/01/2031 - 3/01/2050	9,672,723	9,937,856

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 3.5%, 12/25/2031 (i)	$208,504	$19,067
Fannie Mae, 6.5%, 1/01/2033 - 10/01/2037	81,640	92,940
Fannie Mae, 3%, 2/25/2033 (i)	1,180,854	132,643
Fannie Mae, 5.5%, 5/01/2033 - 4/01/2040	5,361,495	6,136,583
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	2,495,686	2,536,765
Fannie Mae, 1.75%, 10/25/2041	3,441,147	3,468,320
Fannie Mae, TBA, 3.5%, 4/25/2034 - 3/25/2050	8,800,000	9,174,748
Fannie Mae, TBA, 2.5%, 3/25/2035 - 4/25/2050	21,925,001	22,491,163
Fannie Mae, TBA, 3%, 3/25/2035 - 3/12/2050	17,260,601	17,836,106
Fannie Mae, TBA, 4%, 3/25/2050	1,700,000	1,790,910
Freddie Mac, 4.224%, 3/25/2020	42,815	42,760
Freddie Mac, 3.808%, 8/25/2020	693,956	697,509
Freddie Mac, 3.034%, 10/25/2020	454,516	455,856
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	339,598	396,079
Freddie Mac, 2.51%, 11/25/2022	2,731,000	2,809,220
Freddie Mac, 2.637%, 1/25/2023	1,000,000	1,033,507
Freddie Mac, 3.32%, 2/25/2023	1,277,000	1,343,537
Freddie Mac, 5%, 4/01/2023 - 6/01/2040	598,722	671,972
Freddie Mac, 3.25%, 4/25/2023	1,700,000	1,788,632
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	4,285,940	4,648,417
Freddie Mac, 3.06%, 7/25/2023	886,000	934,485
Freddie Mac, 3.458%, 8/25/2023	675,000	720,702
Freddie Mac, 0.879%, 4/25/2024 (i)	21,102,948	653,649
Freddie Mac, 0.606%, 7/25/2024 (i)	24,537,234	572,608
Freddie Mac, 3.303%, 7/25/2024	5,037,000	5,429,573
Freddie Mac, 3.064%, 8/25/2024	2,626,852	2,799,498
Freddie Mac, 4.5%, 9/01/2024 - 5/01/2042	2,173,124	2,392,853
Freddie Mac, 2.67%, 12/25/2024	2,555,000	2,700,848
Freddie Mac, 2.811%, 1/25/2025	2,125,000	2,262,016
Freddie Mac, 3.023%, 1/25/2025	1,000,000	1,074,933
Freddie Mac, 3.329%, 5/25/2025	5,166,000	5,645,516
Freddie Mac, 3.284%, 6/25/2025	5,000,000	5,455,106
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	2,355,856	2,549,910
Freddie Mac, 3.01%, 7/25/2025	1,775,000	1,915,170
Freddie Mac, 2.673%, 3/25/2026	2,368,000	2,523,750
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	30,981,849	32,977,316
Freddie Mac, 0.577%, 7/25/2027 (i)	45,643,439	1,792,181
Freddie Mac, 0.435%, 8/25/2027 (i)	34,926,861	1,038,777
Freddie Mac, 0.291%, 1/25/2028 (i)	64,100,199	1,504,925
Freddie Mac, 0.303%, 1/25/2028 (i)	26,419,594	634,419
Freddie Mac, 0.134%, 2/25/2028 (i)	79,081,068	978,612
Freddie Mac, 2.5%, 3/15/2028	335,331	350,531
Freddie Mac, 0.119%, 4/25/2028 (i)	50,707,466	587,537

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	$38,033,859	$39,999,366
Freddie Mac, 3.854%, 6/25/2028	2,100,000	2,440,492
Freddie Mac, 3.926%, 7/25/2028	1,727,000	2,022,090
Freddie Mac, 3.78%, 10/25/2028	2,075,000	2,412,477
Freddie Mac, 4.06%, 10/25/2028	5,197,000	6,151,976
Freddie Mac, 1.089%, 7/25/2029 (i)	8,120,827	737,661
Freddie Mac, 1.27%, 8/25/2029 (i)	14,301,561	1,352,636
Freddie Mac, 0.756%, 11/25/2029 (i)	32,599,203	1,794,557
Freddie Mac, 5.5%, 6/01/2030 - 6/01/2041	616,140	707,119
Freddie Mac, 5.5%, 2/15/2036 (i)	306,008	60,250
Freddie Mac, 6.5%, 5/01/2037	11,818	13,505
Freddie Mac, 4.5%, 12/15/2040 (i)	157,134	14,881
Ginnie Mae, 2.5%, 7/20/2032 - 6/20/2042	1,045,000	1,097,642
Ginnie Mae, 5.5%, 5/15/2033 - 1/20/2042	257,672	292,826
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	4,724,711	5,146,912
Ginnie Mae, 4%, 5/16/2039 - 10/20/2049	10,755,371	11,318,821
Ginnie Mae, 3.5%, 10/20/2041 (i)	536,572	49,232
Ginnie Mae, 3.5%, 12/15/2041 - 12/20/2049	15,750,787	16,525,823
Ginnie Mae, 4%, 8/16/2042 (i)	573,995	92,757
Ginnie Mae, 3%, 4/20/2045 - 3/20/2050	23,378,047	24,302,438
Ginnie Mae, 5%, 1/20/2049	1,125,153	1,202,697
Ginnie Mae, 5.87%, 4/20/2058	1,607	1,850
Ginnie Mae, 0.659%, 2/16/2059 (i)	3,046,210	176,994
Ginnie Mae, TBA, 4%, 3/15/2050	9,850,000	10,259,775
Ginnie Mae, TBA, 4.5%, 3/15/2050	1,150,000	1,210,016
Ginnie Mae, TBA, 3%, 4/15/2050	3,300,000	3,406,710
Ginnie Mae, TBA, 3.5%, 4/21/2050	7,825,000	8,103,154

		$489,681,098
Municipals - 0.5%
Howard University, 2.638%, 10/01/2021	$181,000	$182,718
Howard University, 2.738%, 10/01/2022	190,000	192,879
Howard University, 2.801%, 10/01/2023	209,000	213,108
Howard University, 2.416%, 10/01/2024	230,000	235,836
Howard University, 2.516%, 10/01/2025	285,000	293,017
Illinois Sales Tax Securitization Corp., Second Lien, “B”, 3.411%, 1/01/2043	1,650,000	1,786,917
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	1,580,000	1,780,107
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, AGM, 0%, 2/15/2023	6,363,000	6,103,835
Philadelphia, PA, School District, “A”, AGM, 5.995%, 9/01/2030	1,210,000	1,609,082

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Municipals - continued
State of California (Build America Bonds), 7.6%, 11/01/2040	$2,320,000	$4,100,345
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042 (w)	1,355,000	1,363,889

		$17,861,733
Natural Gas - Distribution - 0.1%
Infraestructura Energética Nova S.A.B. de C.V., 4.875%, 1/14/2048 (n)	$4,200,000	$4,257,750

Natural Gas - Pipeline - 0.0%
Promigas S.A. ESP/Gases del Pacifico SAC, 3.75%, 10/16/2029 (n)	$1,543,000	$1,593,148

Network & Telecom - 0.0%
C&W Senior Financing DAC, 7.5%, 10/15/2026 (n)	$1,212,000	$1,272,600

Oil Services - 0.1%
GeoPark Ltd., 5.5%, 1/17/2027 (n)	$1,150,000	$1,079,574
MV24 Capital B.V., 6.748%, 6/01/2034	2,199,900	2,304,395

		$3,383,969
Oils - 0.1%
Puma International Financing S.A., 5%, 1/24/2026	$2,372,000	$2,211,324
Thaioil Treasury Center Co. Ltd., 5.375%, 11/20/2048 (n)	543,000	746,097

		$2,957,421
Other Banks & Diversified Financials - 0.5%
Banco de Credito del Peru, 2.7%, 1/11/2025 (n)	$1,838,000	$1,844,892
Bank Leumi Le-Israel B.M., 3.275% to 1/29/2026, FLR (CMT - 5yr. + 1.631%) to 1/29/2031 (n)	2,390,000	2,391,052
BBVA Bancomer S.A./Texas, 5.875%, 9/13/2034 (n)	823,000	915,588
Grupo Aval Ltd., 4.375%, 2/04/2030 (n)	1,643,000	1,640,946
ING Groep N.V., 3.15%, 3/29/2022	1,585,000	1,634,216
Kazkommertsbank JSC, 5.5%, 12/21/2022	5,860,998	5,867,797
Uzbek Industrial and Construction Bank, 5.75%, 12/02/2024	3,783,000	3,966,097

		$18,260,588
Pollution Control - 0.1%
Aegea Finance S.à r.l., 5.75%, 10/10/2024 (n)	$1,617,000	$1,677,654
Aegea Finance S.à r.l., 5.75%, 10/10/2024	1,716,000	1,780,367

		$3,458,021

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Railroad & Shipping - 0.1%
Lima Metro Line 2 Finance Ltd., 5.875%, 7/05/2034	$1,218,747	$1,438,244
Lima Metro Line 2 Finance Ltd., 4.35%, 4/05/2036 (n)	975,000	1,063,238

		$2,501,482
Supermarkets - 0.1%
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022 (n)	$1,028,000	$1,082,484
Eurotorg LLC Via Bonitron DAC, 8.75%, 10/30/2022	1,552,000	1,634,256

		$2,716,740
Supranational - 0.1%
Inter-American Development Bank, 4.375%, 1/24/2044	$511,000	$757,023
West African Development Bank, 4.7%, 10/22/2031 (n)	1,855,000	1,982,754

		$2,739,777
Telecommunications - Wireless - 0.1%
Telefónica Celular del Paraguay S.A., 5.875%, 4/15/2027 (n)	$1,846,000	$1,929,070
VEON Holdings B.V., 4%, 4/09/2025 (n)	1,444,000	1,481,905
Vodafone Group PLC, 6.2%, 2/11/2025 (n)	1,954,000	1,952,124

		$5,363,099
Tobacco - 0.0%
B.A.T Capital Corp., 2.764%, 8/15/2022	$1,508,000	$1,548,498

Transportation - Services - 0.2%
Aeropuertos Dominicanos Siglo XXI S.A., 6.75%, 3/30/2029	$1,200,000	$1,329,600
Delhi International Airport Ltd., 6.45%, 6/04/2029 (n)	1,600,000	1,704,800
Rumo Luxembourg S.à r.l., 7.375%, 2/09/2024	2,508,000	2,651,608
Rumo Luxembourg S.à r.l., 5.875%, 1/18/2025	1,741,000	1,845,913
Rumo Luxembourg S.à r.l., “A”, 7.375%, 2/09/2024 (n)	632,000	668,188

		$8,200,109
U.S. Government Agencies and Equivalents - 0.4%
AID Tunisia, 2.452%, 7/24/2021	$728,000	$733,043
AID Ukraine, 1.847%, 5/29/2020	8,820,000	8,836,843
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	1,108,000	1,117,085
Private Export Funding Corp., 2.25%, 3/15/2020	419,000	419,135
Private Export Funding Corp., 2.3%, 9/15/2020	2,000,000	2,012,021
Small Business Administration, 6.34%, 5/01/2021	6,676	6,792
Small Business Administration, 6.07%, 3/01/2022	5,934	6,056
Small Business Administration, 5.16%, 2/01/2028	39,345	42,941
Small Business Administration, 2.21%, 2/01/2033	192,389	198,875
Small Business Administration, 2.22%, 3/01/2033	339,505	350,655
Small Business Administration, 3.15%, 7/01/2033	376,061	400,073

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Government Agencies and Equivalents - continued
Small Business Administration, 3.16%, 8/01/2033	$425,751	$453,738
Small Business Administration, 3.62%, 9/01/2033	360,903	391,479

		$14,968,736
U.S. Treasury Obligations - 7.0%
U.S. Treasury Bonds, 6.375%, 8/15/2027	$106,000	$146,798
U.S. Treasury Bonds, 5.25%, 2/15/2029	2,965,000	4,015,143
U.S. Treasury Bonds, 4.375%, 2/15/2038	1,349,000	1,989,301
U.S. Treasury Bonds, 4.5%, 8/15/2039	401,000	607,703
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,137,900	11,752,196
U.S. Treasury Bonds, 2.875%, 5/15/2043	17,378,300	21,518,544
U.S. Treasury Bonds, 2.5%, 2/15/2045 (f)	33,851,000	39,490,629
U.S. Treasury Bonds, 2.875%, 11/15/2046	11,828,000	14,883,875
U.S. Treasury Notes, 3.125%, 5/15/2021	3,748,000	3,841,261
U.S. Treasury Notes, 1.75%, 11/30/2021	75,932,000	77,008,692
U.S. Treasury Notes, 1.75%, 5/15/2022	3,949,000	4,023,506
U.S. Treasury Notes, 2.5%, 8/15/2023	29,025,000	30,606,636
U.S. Treasury Notes, 2.75%, 2/15/2024	7,855,000	8,416,817
U.S. Treasury Notes, 2.5%, 5/15/2024	4,680,000	4,985,662
U.S. Treasury Notes, 2.875%, 7/31/2025	1,948,000	2,144,170
U.S. Treasury Notes, 2.625%, 12/31/2025	13,800,000	15,079,734
U.S. Treasury Notes, 1.875%, 7/31/2026	3,919,100	4,127,608
U.S. Treasury Notes, 2%, 11/15/2026	12,836,000	13,635,743
U.S. Treasury Notes, 2.25%, 8/15/2027	8,936,000	9,703,937
U.S. Treasury Notes, 2.375%, 5/15/2029	8,149,500	9,044,035
U.S. Treasury Notes, 1.75%, 11/15/2029	3,553,000	3,753,967

		$280,775,957
Utilities - Electric Power - 1.2%
Adani Green Energy (UP) Ltd./Prayatna Developers Private Ltd., 6.25%, 12/10/2024 (n)	$3,526,000	$3,781,402
Adani Transmission Ltd., 4.25%, 5/21/2036 (n)	3,125,000	3,176,952
AES Gener S.A., 6.35%, 10/07/2079 (n)	1,885,000	1,947,676
AES Gener S.A., 7.125% to 7/06/2024, FLR (Swap Rate-5yr. + 4.644%) to 7/06/2029, FLR (Swap Rate-5yr. + 4.894%) to 7/06/2044, FLR (Swap Rate-5yr. + 5.644%) to 3/26/2079	1,802,000	1,920,766
Azure Power Energy Ltd., 5.5%, 11/03/2022 (n)	3,114,000	3,180,328
Azure Power Solar Energy Private Ltd., 5.65%, 12/24/2024 (n)	680,000	701,488
Cerro del Aguila S.A., 4.125%, 8/16/2027 (n)	1,409,000	1,481,225
China Southern Power Grid International Finance Co. Ltd., 3.5%, 5/08/2027	998,000	1,085,289

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
Empresa Electrica Cochrane S.p.A., 5.5%, 5/14/2027 (n)	$355,000	$364,766
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	2,073,000	2,122,338
ENGIE Energía Chile S.A., 4.5%, 1/29/2025 (n)	2,824,000	3,025,268
ENGIE Energía Chile S.A., 3.4%, 1/28/2030 (n)	2,062,000	2,075,197
Inkia Energy Ltd., 5.875%, 11/09/2027 (n)	901,000	942,671
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029 (n)	2,190,000	2,298,217
Mong Duong Finance Holdings B.V., 5.125%, 5/07/2029	1,083,000	1,136,516
ReNew Power Private Ltd., 5.875%, 3/05/2027 (n)	1,670,000	1,680,241
Termocandelaria Power Ltd., 7.875%, 1/30/2029 (n)	2,495,000	2,694,625
TerraForm Global Operating LLC, 6.125%, 3/01/2026 (n)	1,536,000	1,589,760
Transelec S.A., 4.25%, 1/14/2025 (n)	2,631,000	2,798,753
Transelec S.A., 4.25%, 1/14/2025	2,603,000	2,768,967
Transelec S.A., 3.875%, 1/12/2029 (n)	3,854,000	4,054,408
Transelec S.A., 3.875%, 1/12/2029	392,000	412,384
Virginia Electric & Power Co., 3.5%, 3/15/2027	813,000	896,741

		$46,135,978
Total Bonds (Identified Cost, $1,532,678,444)		$1,613,316,761

Common Stocks - 39.3%
Airlines - 0.2%
Air Canada (a)	302,889	$7,728,775

Automotive - 0.4%
Copart, Inc. (a)	22,835	$1,929,101
Magna International, Inc.	317,915	14,469,307

		$16,398,408
Biotechnology - 0.1%
Incyte Corp. (a)	39,126	$2,950,492

Brokerage & Asset Managers - 0.1%
Invesco Ltd.	202,022	$2,909,117

Computer Software - 0.3%
Adobe Systems, Inc. (a)	16,435	$5,672,047
Microsoft Corp.	31,948	5,175,896

		$10,847,943
Computer Software - Systems - 0.5%
Hitachi Ltd.	446,100	$14,963,523
Hon Hai Precision Industry Co. Ltd.	1,993,000	5,112,857

		$20,076,380

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Construction - 3.9%
American Homes 4 Rent, “A”, REIT	1,610,383	$41,692,816
AvalonBay Communities, Inc., REIT	268,343	53,826,922
ICA Tenedora S.A. de C.V. (a)	560,019	1,054,905
Mid-America Apartment Communities, Inc., REIT	398,331	51,488,265
Toll Brothers, Inc.	245,574	9,093,605

		$157,156,513
Consumer Products - 0.5%
Kimberly-Clark Corp.	150,142	$19,697,129

Containers - 0.1%
Amcor PLC	235,405	$2,193,975

Electrical Equipment - 0.6%
Schneider Electric SE	243,009	$24,768,257

Electronics - 1.0%
Samsung Electronics Co. Ltd.	131,090	$5,930,514
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	607,707	32,718,945

		$38,649,459
Energy - Independent - 0.2%
Frontera Energy Corp.	72,682	$399,308
Marathon Petroleum Corp.	38,207	1,811,776
Valero Energy Corp.	89,274	5,914,402

		$8,125,486
Energy - Integrated - 0.9%
BP PLC	854,345	$4,425,342
China Petroleum & Chemical Corp.	23,784,000	12,342,175
Eni S.p.A.	674,893	8,354,838
Galp Energia SGPS S.A.	420,550	5,772,819
LUKOIL PJSC, ADR	56,092	4,876,822

		$35,771,996
Food & Beverages - 0.6%
General Mills, Inc.	321,420	$15,749,580
J.M. Smucker Co.	61,939	6,379,098
PepsiCo, Inc.	30,473	4,023,350

		$26,152,028
Insurance - 1.0%
BB Seguridade Participacoes S.A.	259,900	$1,851,073
Manulife Financial Corp.	284,377	4,779,694
MetLife, Inc.	187,247	7,999,192

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Insurance - continued
Prudential Financial, Inc.	47,555	$3,588,025
Samsung Fire & Marine Insurance Co. Ltd.	14,544	2,371,109
Zurich Insurance Group AG	48,968	19,056,808

		$39,645,901
Machinery & Tools - 0.5%
AGCO Corp.	38,389	$2,319,847
Eaton Corp. PLC	180,951	16,415,875
PT United Tractors Tbk	1,295,700	1,499,120

		$20,234,842
Major Banks - 0.6%
ABSA Group Ltd.	738,440	$6,324,839
BOC Hong Kong Holdings Ltd.	646,000	2,232,151
China Construction Bank Corp.	15,089,000	12,292,111
Royal Bank of Canada	43,737	3,257,094

		$24,106,195
Medical & Health Technology & Services - 0.5%
HCA Healthcare, Inc.	111,503	$14,161,996
McKesson Corp.	34,061	4,763,771

		$18,925,767
Metals & Mining - 0.2%
MMC Norilsk Nickel PJSC, ADR	53,151	$1,610,170
POSCO	10,005	1,607,709
Rio Tinto PLC	96,890	4,541,163

		$7,759,042
Natural Gas - Pipeline - 0.2%
Enterprise Products Partners LP	256,853	$5,994,949
EQM Midstream Partners LP	196,882	3,417,871

		$9,412,820
Network & Telecom - 1.3%
Equinix, Inc., REIT	89,637	$51,344,074

Other Banks & Diversified Financials - 0.9%
Citigroup, Inc.	198,663	$12,607,154
DBS Group Holdings Ltd.	813,500	14,205,689
Intesa Sanpaolo S.p.A.	1,680,680	4,092,716
Komercni Banka A.S.	24,039	737,907
Sberbank of Russia, ADR	232,081	3,291,713

		$34,935,179

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Pharmaceuticals - 2.6%
AbbVie, Inc.	68,520	$5,872,849
Bayer AG	219,451	15,887,967
Bristol-Myers Squibb Co.	153,987	9,094,472
Eli Lilly & Co.	125,230	15,795,260
Novartis AG	213,747	17,943,898
Pfizer, Inc.	301,461	10,074,827
Roche Holding AG	96,306	31,390,409

		$106,059,682
Real Estate - 17.7%
Alexandria Real Estate Equities, Inc., REIT	348,297	$52,899,348
Boardwalk, REIT	593,452	20,134,702
Brixmor Property Group, Inc., REIT	2,070,837	37,709,942
Daiwa House Industry Co. Ltd.	202,300	5,569,943
Equity Lifestyle Properties, Inc., REIT	720,556	49,235,592
Extra Space Storage, Inc., REIT	237,804	23,866,009
Farmland Partners, Inc., REIT	749,908	4,431,956
Industrial Logistics Properties Trust, REIT	621,483	12,839,839
Longfor Properties Co. Ltd.	547,500	2,553,525
Medical Properties Trust, Inc., REIT	1,122,432	23,716,988
Prologis, Inc., REIT	752,352	63,408,227
Public Storage, Inc., REIT	323,081	67,562,699
Rexford Industrial Realty, Inc., REIT	312,787	14,629,048
Simon Property Group, Inc., REIT	374,672	46,114,630
Spirit Realty Capital, Inc., REIT	45,496	2,070,068
STAG Industrial, Inc., REIT	998,832	27,947,319
STORE Capital Corp., REIT	1,384,060	45,480,212
Sun Communities, Inc., REIT	329,090	50,311,279
Unibail-Rodamco-Westfield, REIT	58,732	7,089,438
Urban Edge Properties, REIT	1,901,730	30,808,026
VICI Properties, Inc., REIT	1,629,053	40,824,068
W.P. Carey, Inc., REIT	357,149	27,646,904
Welltower, Inc., REIT	689,577	51,594,151

		$708,443,913
Restaurants - 0.5%
Greggs PLC	196,036	$5,286,007
Starbucks Corp.	138,809	10,886,790
U.S. Foods Holding Corp. (a)	66,760	2,245,806

		$18,418,603
Specialty Chemicals - 0.2%
PTT Global Chemical PLC	5,732,800	$7,494,153

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Specialty Stores - 0.4%
Target Corp.	176,000	$18,128,000

Telecommunications - Wireless - 1.5%
Advanced Info Service Public Co. Ltd.	483,900	$3,082,361
American Tower Corp., REIT	110,370	25,031,916
KDDI Corp.	729,600	20,618,779
Vodafone Group PLC	7,490,692	13,081,897

		$61,814,953
Telephone Services - 0.3%
Hellenic Telecommunications Organization S.A.	98,953	$1,404,205
Koninklijke KPN N.V.	1,048,989	2,563,059
TELUS Corp.	187,443	6,764,566
TELUS Corp.	42,047	1,525,045

		$12,256,875
Tobacco - 0.8%
Imperial Brands PLC	181,863	$3,681,703
Japan Tobacco, Inc.	717,000	14,219,173
Philip Morris International, Inc.	157,387	12,885,274

		$30,786,150
Utilities - Electric Power - 0.7%
Exelon Corp.	304,916	$13,144,929
Iberdrola S.A.	692,644	7,927,760
Xcel Energy, Inc.	120,974	7,539,099

		$28,611,788
Total Common Stocks (Identified Cost, $1,356,548,212)		$1,571,803,895

Preferred Stocks - 0.1%
Electronics - 0.1%
Samsung Electronics Co. Ltd. (Identified Cost, $4,454,226)	135,680	$5,151,208

Convertible Preferred Stocks - 0.1%
Medical Equipment - 0.0%
Danaher Corp., 4.75%	857	$942,229

Utilities - Electric Power - 0.1%
CenterPoint Energy, Inc., 7%	67,302	$2,877,160
Total Convertible Preferred Stocks (Identified Cost, $4,321,249)		$3,819,389

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 21.9%
Bond Funds - 16.7%
MFS High Yield Pooled Portfolio (v)	72,593,021	$666,403,930

Money Market Funds - 5.2%
MFS Institutional Money Market Portfolio, 1.61% (v)	209,416,886	$209,437,828
Total Investment Companies (Identified Cost, $863,261,759)		$875,841,758

Other Assets, Less Liabilities - (1.8)%		(70,456,555)
Net Assets - 100.0%		$3,999,476,456

(a)	Non-income producing security.
(d)	In default.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $875,841,758 and $3,194,091,253, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $358,509,684, representing 9.0% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security. At February 29, 2020, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.
(z)

Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Afren PLC, 11.5%, 2/01/2021	11/20/15	$194,048	$164
% of Net assets			0.0%

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
AGM	Assured Guaranty Municipal
AID	U.S. Agency for International Development
CLO	Collateralized Loan Obligation
CMT	Constant Maturity Treasury

Portfolio of Investments – continued

FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

Abbreviations indicate amounts shown in currencies other than the U.S. dollar. All amounts are stated in U.S. dollars unless otherwise indicated. A list of abbreviations is shown below:

BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
EGP	Egypt Pound
EUR	Euro
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
KZT	Kazakhstani Tenge
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
THB	Thai Baht
UYU	Uruguayan Peso
ZAR	South African Rand

Derivative Contracts at 2/29/20

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
EGP	30,900,000	USD	1,910,946	JPMorgan Chase Bank N.A.	3/09/2020	$58,419
KZT	734,084,000	USD	1,901,772	Barclays Bank PLC	4/08/2020	7,110
USD	2,861,078	BRL	12,151,000	Barclays Bank PLC	4/02/2020	149,256
USD	2,860,502	IDR	39,423,440,100	Barclays Bank PLC	4/13/2020	123,293
USD	5,907,004	IDR	82,960,609,500	JPMorgan Chase Bank N.A.	4/13/2020	146,965
USD	1,982,200	INR	141,626,208	JPMorgan Chase Bank N.A.	3/16/2020	22,466
USD	4,564,808	KRW	5,370,497,000	Barclays Bank PLC	3/16/2020	142,032
USD	3,050,700	RUB	194,134,877	JPMorgan Chase Bank N.A.	3/27/2020	158,101
USD	3,055,894	THB	92,945,000	JPMorgan Chase Bank N.A.	3/16/2020	106,398
USD	2,279,006	ZAR	35,269,423	Barclays Bank PLC	5/22/2020	44,795
USD	2,086,565	ZAR	32,270,728	Merrill Lynch International	5/22/2020	42,312

						$1,001,147

Portfolio of Investments – continued

Forward Foreign Currency Exchange Contracts - continued

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
BRL	12,151,000	USD	2,843,071	JPMorgan Chase Bank N.A.	4/02/2020	$(131,248)
CLP	2,958,538,000	USD	3,818,645	Barclays Bank PLC	3/17/2020	(201,273)
CLP	853,830,000	USD	1,097,821	JPMorgan Chase Bank N.A.	3/17/2020	(53,852)
COP	2,501,739,000	USD	754,729	Barclays Bank PLC	4/13/2020	(45,401)
COP	5,134,402,000	USD	1,548,372	JPMorgan Chase Bank N.A.	4/13/2020	(92,595)
IDR	39,780,818,000	USD	2,873,506	Barclays Bank PLC	4/14/2020	(111,723)
INR	6,261,000	USD	86,921	JPMorgan Chase Bank N.A.	3/16/2020	(285)
KRW	2,723,386,000	USD	2,318,170	Barclays Bank PLC	3/16/2020	(75,374)
KRW	872,712,000	USD	756,715	Barclays Bank PLC	4/16/2020	(37,662)
KRW	838,513,000	USD	725,985	JPMorgan Chase Bank N.A.	3/16/2020	(35,443)
KRW	935,887,000	USD	811,472	JPMorgan Chase Bank N.A.	4/16/2020	(40,368)
MXN	74,432,000	USD	3,811,260	JPMorgan Chase Bank N.A.	5/22/2020	(77,651)
RUB	63,895,901	USD	1,021,826	Barclays Bank PLC	3/27/2020	(69,781)
RUB	51,752,000	USD	827,304	JPMorgan Chase Bank N.A.	3/27/2020	(56,202)
THB	92,945,000	USD	3,093,139	JPMorgan Chase Bank N.A.	3/16/2020	(143,644)
USD	27,430,290	EUR	25,090,936	Goldman Sachs International	5/22/2020	(399,741)

						$(1,572,243)

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	532	$71,687,000	June - 2020	$657,566
U.S. Treasury Note 2 yr	Long	USD	118	25,762,719	June - 2020	130,929
U.S. Treasury Ultra Bond	Long	USD	20	4,150,000	June - 2020	134,621
U.S. Treasury Ultra Note 10 yr	Long	USD	62	9,313,562	June - 2020	170,433

						$1,093,549

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Bond	Short	USD	23	$3,915,750	June - 2020	$(74,116)
U.S. Treasury Note 5 yr	Short	USD	156	19,149,000	June - 2020	(202,645)

						$(276,761)

At February 29, 2020, the fund had cash collateral of $20,000 and other liquid securities with an aggregate value of $544,802 to cover any collateral or margin obligations for certain derivative contracts. Restricted cash and/or deposits with brokers in the Statement of Assets and Liabilities are comprised of cash collateral.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,898,002,131)	$3,194,091,253
Investments in affiliated issuers, at value (identified cost, $863,261,759)	875,841,758
Cash	2,657,340
Restricted cash for
Forward foreign currency exchange contracts	20,000
Receivables for
Forward foreign currency exchange contracts	1,001,147
Net daily variation margin on open futures contracts	660,756
Investments sold	1,696,843
Investments sold on an extended settlement basis	34,253,058
Fund shares sold	12,379,375
Interest and dividends	17,615,033
Other assets	11,594
Total assets	$4,140,228,157

Liabilities
Payables for
Distributions	$993,834
Forward foreign currency exchange contracts	1,572,243
Investments purchased	15,383,091
Investments purchased on an extended settlement basis	109,209,836
Fund shares reacquired	11,303,470
Payable to affiliates
Investment adviser	193,440
Administrative services fee	4,448
Shareholder servicing costs	1,678,642
Distribution and service fees	91,925
Payable for independent Trustees’ compensation	105
Deferred country tax expense payable	1,810
Accrued expenses and other liabilities	318,857
Total liabilities	$140,751,701
Net assets	$3,999,476,456

Net assets consist of
Paid-in capital	$3,722,666,112
Total distributable earnings (loss)	276,810,344
Net assets	$3,999,476,456
Shares of beneficial interest outstanding	311,031,419

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,540,569,805	119,780,300	$12.86
Class C	724,757,530	56,386,220	12.85
Class I	1,425,003,727	110,829,703	12.86
Class R1	213,560	16,624	12.85
Class R2	3,085,439	240,006	12.86
Class R3	24,384,992	1,895,607	12.86
Class R4	9,782,854	760,493	12.86
Class R6	271,678,549	21,122,466	12.86

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $13.43 [100 / 95.75 x $12.86]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	$58,074,988
Dividends	52,982,225
Dividends from affiliated issuers	37,428,619
Other	307,413
Income on securities loaned	116,303
Foreign taxes withheld	(2,112,529)
Total investment income	$146,797,019
Expenses
Management fee	$22,811,424
Distribution and service fees	11,256,205
Shareholder servicing costs	3,335,667
Administrative services fee	514,440
Independent Trustees’ compensation	47,341
Custodian fee	319,043
Shareholder communications	195,020
Audit and tax fees	75,550
Legal fees	35,090
Miscellaneous	407,208
Total expenses	$38,996,988
Fees paid indirectly	(18,916)
Reduction of expenses by investment adviser and distributor	(384,535)
Net expenses	$38,593,537
Net investment income (loss)	$108,203,482

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$17,287,004
Affiliated issuers	(351,531)
Futures contracts	1,490,992
Swap agreements	(29,298)
Forward foreign currency exchange contracts	292,749
Foreign currency	917,944
Net realized gain (loss)	$19,607,860
Change in unrealized appreciation or depreciation
Unaffiliated issuers (net of $90,826 decrease in deferred country tax)	$114,115,519
Affiliated issuers	9,961,149
Futures contracts	915,989
Forward foreign currency exchange contracts	(1,702,040)
Translation of assets and liabilities in foreign currencies	(110,156)
Net unrealized gain (loss)	$123,180,461
Net realized and unrealized gain (loss)	$142,788,321
Change in net assets from operations	$250,991,803

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/29/20	2/28/19
Change in net assets

From operations
Net investment income (loss)	$108,203,482	$112,450,865
Net realized gain (loss)	19,607,860	10,437,146
Net unrealized gain (loss)	123,180,461	85,788,994
Change in net assets from operations	$250,991,803	$208,677,005
Total distributions to shareholders	$(109,438,936)	$(136,328,886)
Change in net assets from fund share transactions	$352,804,556	$(460,118,606)
Total change in net assets	$494,357,423	$(387,770,487)

Net assets
At beginning of period	3,505,119,033	3,892,889,520
At end of period	$3,999,476,456	$3,505,119,033

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.35		$12.10	$12.28	$11.22		$12.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37		$0.39	$0.37	$0.39		$0.38
Net realized and unrealized gain (loss)	0.51		0.33	(0.10)	1.08		(1.06)
Total from investment operations	$0.88		$0.72	$0.27	$1.47		$(0.68)

Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.39)	$(0.39)	$(0.41)		$(0.39)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.37)		$(0.47)	$(0.45)	$(0.41)		$(0.80)
Net asset value, end of period (x)	$12.86		$12.35	$12.10	$12.28		$11.22
Total return (%) (r)(s)(t)(x)	7.20		6.10	2.19	13.26		(5.53)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.98		0.99	0.99	1.02		1.06
Expenses after expense reductions (f)(h)	0.97		0.98	0.98	1.00		1.01
Net investment income (loss)	2.86		3.21	2.97	3.25		3.17
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$1,540,570		$1,315,625	$1,343,257	$1,321,135		$1,408,719

See Notes to Financial Statements

Financial Highlights – continued

Class C	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.35		$12.09	$12.28	$11.22		$12.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.28		$0.30	$0.28	$0.30		$0.29
Net realized and unrealized gain (loss)	0.49		0.34	(0.11)	1.08		(1.06)
Total from investment operations	$0.77		$0.64	$0.17	$1.38		$(0.77)

Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.30)	$(0.30)	$(0.32)		$(0.30)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.27)		$(0.38)	$(0.36)	$(0.32)		$(0.71)
Net asset value, end of period (x)	$12.85		$12.35	$12.09	$12.28		$11.22
Total return (%) (r)(s)(t)(x)	6.32		5.40	1.34	12.43		(6.24)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.73		1.75	1.74	1.77		1.81
Expenses after expense reductions (f)(h)	1.72		1.74	1.73	1.75		1.76
Net investment income (loss)	2.14		2.48	2.23	2.50		2.42
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$724,758		$756,643	$931,292	$1,046,946		$939,801

Class I	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.35		$12.09	$12.28	$11.22		$12.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.40		$0.42	$0.40	$0.41		$0.41
Net realized and unrealized gain (loss)	0.51		0.34	(0.11)	1.09		(1.06)
Total from investment operations	$0.91		$0.76	$0.29	$1.50		$(0.65)

Less distributions declared to shareholders
From net investment income	$(0.40)		$(0.42)	$(0.42)	$(0.44)		$(0.42)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.40)		$(0.50)	$(0.48)	$(0.44)		$(0.83)
Net asset value, end of period (x)	$12.86		$12.35	$12.09	$12.28		$11.22
Total return (%) (r)(s)(t)(x)	7.46		6.45	2.36	13.54		(5.29)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.73		0.74	0.74	0.77		0.81
Expenses after expense reductions (f)(h)	0.72		0.74	0.73	0.75		0.76
Net investment income (loss)	3.11		3.47	3.23	3.44		3.42
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$1,425,004		$1,181,300	$1,371,333	$1,434,280		$692,677

See Notes to Financial Statements

Financial Highlights – continued

Class R1	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.34		$12.08	$12.26	$11.21		$12.68

Income (loss) from investment operations
Net investment income (loss) (d)	$0.27		$0.31	$0.28	$0.31		$0.29
Net realized and unrealized gain (loss)	0.51		0.33	(0.10)	1.06		(1.05)
Total from investment operations	$0.78		$0.64	$0.18	$1.37		$(0.76)

Less distributions declared to shareholders
From net investment income	$(0.27)		$(0.30)	$(0.30)	$(0.32)		$(0.30)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.27)		$(0.38)	$(0.36)	$(0.32)		$(0.71)
Net asset value, end of period (x)	$12.85		$12.34	$12.08	$12.26		$11.21
Total return (%) (r)(s)(t)(x)	6.40		5.40	1.42	12.35		(6.17)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.73		1.75	1.75	1.77		1.81
Expenses after expense reductions (f)(h)	1.72		1.74	1.74	1.75		1.76
Net investment income (loss)	2.12		2.57	2.29	2.55		2.43
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$214		$193	$573	$938		$1,268

Class R2	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.35		$12.09	$12.28	$11.22		$12.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.34		$0.36	$0.34	$0.36		$0.35
Net realized and unrealized gain (loss)	0.51		0.34	(0.11)	1.08		(1.06)
Total from investment operations	$0.85		$0.70	$0.23	$1.44		$(0.71)

Less distributions declared to shareholders
From net investment income	$(0.34)		$(0.36)	$(0.36)	$(0.38)		$(0.36)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.34)		$(0.44)	$(0.42)	$(0.38)		$(0.77)
Net asset value, end of period (x)	$12.86		$12.35	$12.09	$12.28		$11.22
Total return (%) (r)(s)(t)(x)	6.93		5.92	1.85	12.98		(5.77)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	1.23		1.25	1.24	1.27		1.31
Expenses after expense reductions (f)(h)	1.22		1.24	1.23	1.25		1.26
Net investment income (loss)	2.65		2.99	2.73	2.99		2.94
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$3,085		$3,486	$4,396	$4,223		$3,139

See Notes to Financial Statements

Financial Highlights – continued

Class R3	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.36		$12.10	$12.28	$11.23		$12.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.37		$0.39	$0.37	$0.39		$0.38
Net realized and unrealized gain (loss)	0.50		0.34	(0.10)	1.07		(1.06)
Total from investment operations	$0.87		$0.73	$0.27	$1.46		$(0.68)

Less distributions declared to shareholders
From net investment income	$(0.37)		$(0.39)	$(0.39)	$(0.41)		$(0.39)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.37)		$(0.47)	$(0.45)	$(0.41)		$(0.80)
Net asset value, end of period (x)	$12.86		$12.36	$12.10	$12.28		$11.23
Total return (%) (r)(s)(t)(x)	7.11		6.18	2.19	13.16		(5.52)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.98		1.00	0.99	1.02		1.07
Expenses after expense reductions (f)(h)	0.97		0.99	0.98	1.00		1.02
Net investment income (loss)	2.86		3.21	2.97	3.24		3.19
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$24,385		$19,159	$20,013	$19,274		$15,393

Class R4	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$12.36		$12.10	$12.29	$11.23		$12.71

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41		$0.41	$0.40	$0.42		$0.41
Net realized and unrealized gain (loss)	0.49		0.35	(0.10)	1.08		(1.06)
Total from investment operations	$0.90		$0.76	$0.30	$1.50		$(0.65)

Less distributions declared to shareholders
From net investment income	$(0.40)		$(0.42)	$(0.43)	$(0.44)		$(0.42)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)	(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.40)		$(0.50)	$(0.49)	$(0.44)		$(0.83)
Net asset value, end of period (x)	$12.86		$12.36	$12.10	$12.29		$11.23
Total return (%) (r)(s)(t)(x)	7.38		6.45	2.36	13.53		(5.29)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.73		0.74	0.74	0.77		0.81
Expenses after expense reductions (f)(h)	0.72		0.73	0.73	0.75		0.76
Net investment income (loss)	3.15		3.43	3.20	3.50		3.42
Portfolio turnover	57		36	44	46		62
Net assets at end of period (000 omitted)	$9,783		$10,063	$7,915	$6,179		$5,173

See Notes to Financial Statements

Financial Highlights – continued

Class R6	Year ended

	2/29/20		2/28/19	2/28/18		2/28/17		2/29/16
Net asset value, beginning of period	$12.35		$12.10	$12.28		$11.22		$12.70

Income (loss) from investment operations
Net investment income (loss) (d)	$0.41		$0.43	$0.38		$0.43		$0.42
Net realized and unrealized gain (loss)	0.51		0.33	(0.06	)(g)	1.08		(1.06)
Total from investment operations	$0.92		$0.76	$0.32		$1.51		$(0.64)

Less distributions declared to shareholders
From net investment income	$(0.41)		$(0.43)	$(0.44)		$(0.45)		$(0.43)
From net realized gain	(0.00	)(w)	(0.08)	(0.06)		(0.00	)(w)	(0.41)
Total distributions declared to shareholders	$(0.41)		$(0.51)	$(0.50)		$(0.45)		$(0.84)
Net asset value, end of period (x)	$12.86		$12.35	$12.10		$12.28		$11.22
Total return (%) (r)(s)(t)(x)	7.55		6.46	2.54		13.65		(5.20)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)(h)	0.64		0.65	0.65		0.67		0.70
Expenses after expense reductions (f)(h)	0.63		0.64	0.64		0.65		0.65
Net investment income (loss)	3.19		3.55	3.08		3.57		3.55
Portfolio turnover	57		36	44		46		62
Net assets at end of period (000 omitted)	$271,679		$218,650	$214,111		$15,036		$11,073

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)

The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.

(h)

In addition to the fees and expenses which the fund bears directly, the fund indirectly bears a pro rata share of the fees and expenses of the underlying affiliated funds in which the fund invests. Accordingly, the expense ratio for the fund reflects only those fees and expenses borne directly by the fund. Because the underlying affiliated funds have varied expense and fee levels and the fund may own different proportions of the underlying affiliated funds at different times, the amount of fees and expenses incurred indirectly by the fund will vary.

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Diversified Income Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in the MFS High Yield Pooled Portfolio (“High Yield Pooled Portfolio”). MFS does not receive a management fee from the High Yield Pooled Portfolio. The High Yield Pooled Portfolio’s investment objective is to seek total return with an emphasis on high current income, but also considering capital appreciation. The accounting policies of the High Yield Pooled Portfolio are outlined in its shareholder report, which is available without charge by calling 1-800-225-2606 and on the Securities and Exchange Commission (SEC) web site at http://www.sec.gov. The accounting policies detailed in the Significant Accounting Policies note cover both the fund and the High Yield Pooled Portfolio. For purposes of this policy disclosure, “fund” refers to both the fund and the High Yield Pooled Portfolio in which the fund invests. The High Yield Pooled Portfolio’s shareholder report is not covered by this report. The fund and the High Yield Pooled Portfolio invest in high-yield securities rated below investment grade. Investments in below investment grade quality securities can involve a substantially greater risk of default or can already be in default, and their values can decline significantly. Below investment grade quality securities tend to be more sensitive to adverse news about the issuer, or the market or economy in general, than higher quality debt instruments. The fund and the High Yield Pooled Portfolio invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. The fund invests a significant amount of its net assets in U.S. and foreign real estate related investments and as a result is subject to certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; difficulties in valuing and disposing of real estate; fluctuations in interest rates and property tax rates, shifts in zoning laws, environmental

Notes to Financial Statements – continued

regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; the management skill and creditworthiness of the manager; and other factors. The fund invests in foreign securities, including securities of emerging market issuers. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s market, economic, industrial, political, regulatory, geopolitical, and other conditions. Investments in emerging markets can involve additional and greater risks than the risks associated with investments in developed foreign markets. Emerging markets can have less developed markets, greater custody and operational risk, less developed legal, regulatory, and accounting systems, and greater political, social, and economic instability than developed markets.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. As a result of the adoption, the fund recognized a cumulative effect adjustment that increased the beginning of period cost of investments and decreased the unrealized appreciation on investments by offsetting amounts. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to

Notes to Financial Statements – continued

setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – The investments of the fund and the High Yield Pooled Portfolio are valued as described below.

Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Swap agreements are generally valued using valuations provided by a third-party pricing service, which for cleared swaps includes an evaluation of any trading activity at the clearinghouses. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where

Notes to Financial Statements – continued

trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments,

Notes to Financial Statements – continued

such as futures contracts and forward foreign currency exchange contracts. The following is a summary of the levels used as of February 29, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities:
United States	$1,160,735,241	$—	$—	$1,160,735,241
Switzerland	—	68,391,115	—	68,391,115
Canada	59,058,491	—	—	59,058,491
Japan	—	55,371,418	—	55,371,418
Taiwan	32,718,945	5,112,857	—	37,831,802
France	—	31,857,695	—	31,857,695
United Kingdom	—	31,016,112	—	31,016,112
China	—	27,187,811	—	27,187,811
Germany	—	15,887,967	—	15,887,967
Other Countries	8,803,663	84,633,177	—	93,436,840
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	—	295,744,693	—	295,744,693
Non-U.S. Sovereign Debt	—	559,377,974	—	559,377,974
Municipal Bonds	—	17,861,733	—	17,861,733
U.S. Corporate Bonds	—	14,062,185	—	14,062,185
Residential Mortgage-Backed Securities	—	489,681,098	—	489,681,098
Commercial Mortgage-Backed Securities	—	32,750,392	—	32,750,392
Asset-Backed Securities (including CDOs)	—	20,010,401	—	20,010,401
Foreign Bonds	—	183,828,285	—	183,828,285
Mutual Funds	875,841,758	—	—	875,841,758
Total	$2,137,158,098	$1,932,774,913	$—	$4,069,933,011

Other Financial Instruments
Futures Contracts – Assets	$1,093,549	$—	$—	$1,093,549
Futures Contracts – Liabilities	(276,761)	—	—	(276,761)
Forward Foreign Currency Exchange Contracts – Assets	—	1,001,147	—	1,001,147
Forward Foreign Currency Exchange Contracts – Liabilities	—	(1,572,243)	—	(1,572,243)

For further information regarding security characteristics, see the Portfolio of Investments. Please refer to the High Yield Pooled Portfolio’s shareholder report for further information regarding the levels used in valuing its assets or liabilities.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts, forward foreign currency exchange contracts, and swap agreements. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,093,549	$(276,761)
Foreign Exchange	Forward Foreign Currency Exchange Contracts	1,001,147	(1,572,243)
Total		$2,094,696	$(1,849,004)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,490,992	$—	$—
Foreign Exchange	—	—	292,749
Credit	—	(29,298)	—
Total	$1,490,992	$(29,298)	$292,749

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 29, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$915,989	$—
Foreign Exchange	—	(1,702,040)
Total	$915,989	$(1,702,040)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded

Notes to Financial Statements – continued

under such counterparty-specific agreement and an amount is posted from one party to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Notes to Financial Statements – continued

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Swap Agreements – During the period the fund entered into swap agreements. Swap agreements generally involve a periodic exchange of cash payments on a net basis, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. Certain swap agreements may be entered into as a bilateral contract (“uncleared swaps”) while others are required to be centrally cleared (“cleared swaps”). In a cleared swap transaction, the ultimate counterparty to the transaction is a clearinghouse (the “clearinghouse”). The contract is transferred and accepted by the clearinghouse immediately following execution of the swap contract with an executing broker. Thereafter, throughout the term of the cleared swap, the fund interfaces indirectly with the clearinghouse through a clearing broker and has counterparty risk to the clearing broker as well.

Both cleared and uncleared swap agreements are marked to market daily. The value of uncleared swap agreements is reported in the Statement of Assets and Liabilities as “Uncleared swaps, at value” which includes any related interest accruals to be paid or received by the fund. For cleared swaps, payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the cleared swap, such that only the current day net receivable or payable for variation margin is reported in the Statement of Assets and Liabilities.

For both cleared and uncleared swaps, the periodic exchange of net cash payments, at specified intervals or upon the occurrence of specified events as stipulated by the agreement, is recorded as realized gain or loss on swap agreements in the Statement of Operations. Premiums paid or received at the inception of the agreements are amortized using the effective interest method over the term of the agreement as realized gain or loss on swap agreements in the Statement of Operations. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations. The change in unrealized appreciation or depreciation on swap agreements in the Statement of Operations reflects the aggregate change over the reporting period in the value of swaps net of any unamortized premiums paid or received.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. The fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. To address counterparty risk, uncleared swap agreements are limited to only highly-rated counterparties. Risk is further reduced

Notes to Financial Statements – continued

by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement. The fund’s counterparty risk due to cleared swaps is mitigated by the fact that the clearinghouse is the true counterparty to the transaction and the regulatory requirement safeguards in the event of a clearing broker bankruptcy.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments to the protection seller based on a fixed percentage applied to the agreement notional amount in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

Security Loans – Under its Securities Lending Agency Agreement with the fund, JPMorgan Chase and Co., as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes the fund’s rights to the related collateral. If the collateral value is less than the cost to

Notes to Financial Statements – continued

purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At February 29, 2020, there were no securities on loan or collateral outstanding.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Loans and Other Direct Debt Instruments –The fund invests in loans and loan participations or other receivables. These investments may include standby financing commitments, including revolving credit facilities, which contractually obligate the fund to supply additional cash to the borrower on demand. The fund generally provides this financial support in order to preserve its existing investment or to obtain a more senior secured interest in the assets of the borrower. Loan participations involve a risk of insolvency of the lending bank or other financial intermediary.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not

Notes to Financial Statements – continued

received until maturity. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Distributions from REITs may be characterized as ordinary income, net capital gain, or a return of capital to the fund. The proper characterization of REIT distributions is generally not known until after the end of each calendar year. As such, estimates are used in reporting the character of income and distributions for financial statement purposes. The fund receives substantial distributions from holdings in REITs. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required

Notes to Financial Statements – continued

to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts

Notes to Financial Statements – continued

in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and wash sale loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/29/20	Year ended 2/28/19
Ordinary income (including any short-term capital gains)	$108,420,660	$113,306,994
Long-term capital gains	1,018,276	23,021,892

Total distributions	$109,438,936	$136,328,886

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/20

Cost of investments	$3,798,311,540
Gross appreciation	356,879,050

Gross depreciation	(85,011,887)
Net unrealized appreciation (depreciation)	$271,867,163

Undistributed ordinary income	5,703,879
Undistributed long-term capital gain	6,801,717
Other temporary differences	(7,562,415)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class C shares will convert to Class A

Notes to Financial Statements – continued

shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 2/29/20	Year ended 2/28/19
Class A	$41,919,683	$50,922,833
Class C	16,289,000	25,451,215
Class I	42,120,098	49,579,222
Class R1	4,462	10,121
Class R2	90,558	139,939
Class R3	673,474	751,846
Class R4	314,444	385,021
Class R6	8,027,217	9,088,689
Total	$109,438,936	$136,328,886

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.65%
In excess of $1 billion and up to $2.5 billion	0.60%
In excess of $2.5 billion and up to $5 billion	0.55%
In excess of $5 billion	0.50%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 29, 2020, this management fee reduction amounted to $376,964, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2020 was equivalent to an annual effective rate of 0.59% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses (such as fees and expenses associated with investments in investment companies and other similar investment vehicles), such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	C	I	R1	R2	R3	R4	R6
1.10%	1.85%	0.85%	1.85%	1.35%	1.10%	0.85%	0.79%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2021. For the year ended February 29, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Notes to Financial Statements – continued

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $151,579 for the year ended February 29, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$3,625,129
Class C	0.75%	0.25%	1.00%	1.00%	7,553,673
Class R1	0.75%	0.25%	1.00%	1.00%	2,074
Class R2	0.25%	0.25%	0.50%	0.50%	17,100
Class R3	—	0.25%	0.25%	0.25%	58,229
Total Distribution and Service Fees					$11,256,205

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 29, 2020, this rebate amounted to $7,422 and $149 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2020, were as follows:

Amount
Class A	$52,875
Class C	25,854

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2020, the fee was $148,798, which equated to 0.0039% annually of the fund’s average daily net assets. MFSC also receives payment from the

Notes to Financial Statements – continued

fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 29, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,186,869.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2020 was equivalent to an annual effective rate of 0.0134% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO

Agreement was terminated. For the year ended February 29, 2020, the fee paid by the fund under this agreement was $3,193 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

The fund invests in the High Yield Pooled Portfolio, which is a mutual fund advised by MFS that does not pay management fees to MFS but does incur investment and operating costs. The fund invests in the High Yield Pooled Portfolio to gain exposure to high income debt instruments, rather than investing in high income debt instruments directly. Income earned on this investment is included in “Dividends from affiliated issuers” in the Statement of Operations. The High Yield Pooled Portfolio does not pay a management fee to MFS or distribution and/or service fee to MFD.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the

Notes to Financial Statements – continued

Investment Company Act of 1940. During the year ended February 29, 2020, the fund engaged in purchase transactions pursuant to this policy, which amounted to $1,836,646.

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 29, 2020, this reimbursement amounted to $50,870, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended February 29, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$1,112,050,018	$1,038,303,329
Non-U.S. Government securities	$1,283,317,877	$1,053,857,026

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/20		Year ended 2/28/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	33,397,250	$432,492,400	21,934,805	$265,151,851
Class C	7,319,171	94,616,782	4,188,252	50,577,898
Class I	34,542,844	445,153,078	22,659,066	273,950,836
Class R1	4,621	59,749	8,524	102,465
Class R2	63,533	812,885	51,826	628,809
Class R3	550,318	7,045,771	362,563	4,396,138
Class R4	150,291	1,937,454	208,446	2,524,964
Class R6	6,103,973	78,908,162	4,082,655	49,402,988
	82,132,001	$1,061,026,281	53,496,137	$646,735,949

Shares issued to shareholders in reinvestment of distributions
Class A	3,139,826	$40,502,983	4,055,421	$49,172,684
Class C	1,099,094	14,146,037	1,854,376	22,477,917
Class I	2,594,358	33,466,978	3,323,850	40,297,462
Class R1	346	4,447	821	9,953
Class R2	4,968	63,932	8,811	106,837
Class R3	52,157	673,119	61,945	751,330
Class R4	24,369	313,901	31,748	384,955
Class R6	590,182	7,616,729	713,063	8,646,570
	7,505,300	$96,788,126	10,050,035	$121,847,708

Notes to Financial Statements – continued

	Year ended 2/29/20		Year ended 2/28/19

	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(23,252,210)	$(300,155,620)	(30,527,727)	$(369,134,417)
Class C	(13,316,040)	(171,821,552)	(21,784,292)	(263,227,928)
Class I	(21,957,935)	(283,122,011)	(43,716,771)	(528,719,177)
Class R1	(3,964)	(50,844)	(41,137)	(496,708)
Class R2	(110,815)	(1,421,242)	(141,915)	(1,717,400)
Class R3	(257,504)	(3,331,048)	(527,893)	(6,421,964)
Class R4	(228,659)	(2,939,419)	(79,918)	(959,463)
Class R6	(3,270,446)	(42,168,115)	(4,794,658)	(58,025,206)
	(62,397,573)	$(805,009,851)	(101,614,311)	$(1,228,702,263)

Net change
Class A	13,284,866	$172,839,763	(4,537,501)	$(54,809,882)
Class C	(4,897,775)	(63,058,733)	(15,741,664)	(190,172,113)
Class I	15,179,267	195,498,045	(17,733,855)	(214,470,879)
Class R1	1,003	13,352	(31,792)	(384,290)
Class R2	(42,314)	(544,425)	(81,278)	(981,754)
Class R3	344,971	4,387,842	(103,385)	(1,274,496)
Class R4	(53,999)	(688,064)	160,276	1,950,456
Class R6	3,423,709	44,356,776	1,060	24,352
	27,239,728	$352,804,556	(38,068,139)	$(460,118,606)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 29, 2020, the fund’s commitment fee and interest expense were $20,251 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

Notes to Financial Statements – continued

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS High Yield Pooled Portfolio	$588,508,593	$89,519,547	$21,229,633	$(333,763)	$9,939,186	$666,403,930
MFS Institutional Money Market Portfolio	58,220,415	890,890,777	739,677,559	(17,768)	21,963	209,437,828
	$646,729,008	$980,410,324	$760,907,192	$(351,531)	$9,961,149	$875,841,758

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS High Yield Pooled Portfolio					$34,939,176	$—
MFS Institutional Money Market Portfolio					2,489,443	—
					$37,428,619	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance during the period February 29, 2020 through April 16, 2020, the date that these financial statements were issued.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS Diversified Income Fund and the Board of Trustees of MFS Series Trust XIII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS Diversified Income Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 29, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

April 16, 2020

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

Trustees and Officers – continued

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Robert Almeida Neeraj Arora David Cole Rick Gable Matt Ryan Jonathan Sage Geoffrey Schechter Michael Skatrud

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $1,160,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 6.08% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

Annual Report

February 29, 2020

MFS® Government Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

MFG-ANN

MFS® Government Securities Fund

Contact information	back cover

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, ultimately impacting more than 200 countries. The global pandemic prompted many governments to take drastic action to slow the spread of the virus, such as quarantines, school and business closures, and prohibitions on public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and an abrupt decline in economic growth.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses and governments adjust to a new reality and these alterations could change the investment landscape. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

April 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
Mortgage-Backed Securities	52.6%
U.S. Treasury Securities	39.2%
Commercial Mortgage-Backed Securities	3.7%
Investment Grade Corporates	2.1%
Collateralized Debt Obligations	1.9%
Municipal Bonds	1.8%
U.S. Government Agencies	1.4%
Asset-Backed Securities	0.2%
Non-U.S. Government Bonds	0.2%

Composition including fixed income credit quality (a)(i)
AAA	5.0%
AA	1.6%
A	2.4%
BBB	0.9%
U.S. Government	30.9%
Federal Agencies	54.0%
Not Rated	8.3%
Cash & Cash Equivalents	5.2%
Other	(8.3)%

Portfolio facts (i)
Average Duration (d)	5.1
Average Effective Maturity (m)	6.7 yrs.

(a)

For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities and fixed income derivatives, which have not been rated by any rating agency. The fund may or may not have held all of these instruments on this date. The fund is not rated by these agencies.

2

Portfolio Composition – continued

(d)

Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

(i)

For purposes of this presentation, the components include the value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than value. The bond component will include any accrued interest amounts.

(m)

In determining each instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Where the fund holds convertible bonds, they are treated as part of the equity portion of the portfolio.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Other includes equivalent exposure from currency derivatives and/or any offsets to derivative positions and may be negative.

Percentages are based on net assets as of February 29, 2020.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2020, Class A shares of the MFS Government Securities Fund (fund) provided a total return of 9.48%, at net asset value. This compares with a return of 10.19% for the fund’s benchmark, the Bloomberg Barclays U.S. Government/Mortgage Bond Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, a novel coronavirus first detected in China, spread around the world in early 2020. Global supply chains have been severely disrupted, as have travel and tourism. With global economic growth already anemic due to ongoing trade wars and geopolitical uncertainty, the apprehension caused by the outbreak has increased the potential for a global recession. China took dramatic measures to contain the virus, including large-scale quarantines, which severely limited industrial activity for more than a month. As a result, economic growth forecasts have been slashed in the country and the ripple effects are being felt around the world as efforts to contain the spread of the virus curtail economic activity. Central banks and policymakers also took steps to cushion the economic blow caused by the outbreak, signaling its readiness to cut interest rates, if necessary.

Fears of slower global growth, falling equity prices and rising financial market volatility, along with lower policy rates, have pushed US Treasury yields, and yields on most other sovereign bonds, to record-low levels. While monetary policy is ill suited to counter a supply shock caused by disrupted supply chains, central banks are trying to use the limited number of tools at their disposal to prevent a tightening of financial conditions, which could further undermine market confidence. In addition, fiscal policy measures are being taken around the world.

At the beginning of 2020, market sentiment was upbeat, with easing trade tensions between the US and China after the signing of a phase one trade deal in mid-January, greater clarity on Brexit in the wake of the British Conservative Party’s decisive December election victory, and US Congress approval of a NAFTA replacement. Even after the coronavirus outbreak caught the market’s attention in late January, sentiment remained upbeat, as China’s containment efforts appeared to be effective. However, the spread of the virus to other parts of Asia, the Middle East and Europe in late February dramatically altered the investment landscape, prompting a rapid repricing of equities, credit spreads and commodities.

Factors Affecting Performance

Relative to the Bloomberg Barclays U.S. Government/Mortgage Bond Index, the fund’s positioning along the yield curve (y) detracted from relative returns, primarily due to a more negative impact from carry (i.e., the cost or benefit from holding an asset) than the benchmark.

4

Management Review – continued

Conversely, the fund’s out-of-benchmark exposure to commercial mortgage backed securities (CMBS), local authority government-related issuers and industrials bonds, all of which outperformed the benchmark over the reporting period, was a positive factor that supported relative returns.

Respectfully,

Portfolio Manager(s)

Geoffrey Schechter and Jake Stone

(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type; a normal yield curve is upward sloping, with short-term rates lower than long-term rates.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/29/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 2/29/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	10-yr	Life (t)
A	7/25/84	9.48%	2.40%	2.62%	N/A
B	8/30/93	8.68%	1.64%	1.85%	N/A
C	4/01/96	8.66%	1.62%	1.84%	N/A
I	1/02/97	9.76%	2.64%	2.86%	N/A
R1	4/01/05	8.68%	1.64%	1.85%	N/A
R2	10/31/03	9.22%	2.15%	2.36%	N/A
R3	4/01/05	9.49%	2.38%	2.61%	N/A
R4	4/01/05	9.75%	2.64%	2.87%	N/A
R6	7/02/12	9.87%	2.75%	N/A	2.31%

Comparative benchmark(s)
Bloomberg Barclays U.S. Government/Mortgage Bond Index (f)		10.19%	3.04%	3.28%	N/A

Average annual with sales charge
A With Initial Sales Charge (4.25%)		4.83%	1.52%	2.17%	N/A
B With CDSC (Declining over six years from 4% to 0%) (v)		4.68%	1.26%	1.85%	N/A
C With CDSC (1% for 12 months) (v)		7.66%	1.62%	1.84%	N/A

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Bloomberg Barclays U.S. Government/Mortgage Bond Index – measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). BLOOMBERG® is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). BARCLAYS® is a trademark and service mark of Barclays Bank Plc (collectively with its affiliates, “Barclays”), used under license. Bloomberg or Bloomberg’s licensors, including Barclays, own all proprietary rights in the Bloomberg Barclays Indices. Neither Bloomberg nor Barclays approves or endorses this material, or guarantees the accuracy or completeness of any information herein, or makes any warranty, express or implied, as to the results to be obtained therefrom, and, to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

7

Performance Summary – continued

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2019 through February 29, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/19	Ending Account Value 2/29/20	Expenses Paid During Period (p) 9/01/19-2/29/20
A	Actual	0.83%	$1,000.00	$1,025.54	$4.18
	Hypothetical (h)	0.83%	$1,000.00	$1,020.74	$4.17
B	Actual	1.59%	$1,000.00	$1,022.75	$8.00
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
C	Actual	1.59%	$1,000.00	$1,021.71	$7.99
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
I	Actual	0.59%	$1,000.00	$1,027.84	$2.97
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R1	Actual	1.59%	$1,000.00	$1,022.75	$8.00
	Hypothetical (h)	1.59%	$1,000.00	$1,016.96	$7.97
R2	Actual	1.09%	$1,000.00	$1,025.29	$5.49
	Hypothetical (h)	1.09%	$1,000.00	$1,019.44	$5.47
R3	Actual	0.84%	$1,000.00	$1,025.55	$4.23
	Hypothetical (h)	0.84%	$1,000.00	$1,020.69	$4.22
R4	Actual	0.59%	$1,000.00	$1,027.82	$2.97
	Hypothetical (h)	0.59%	$1,000.00	$1,021.93	$2.97
R6	Actual	0.49%	$1,000.00	$1,027.34	$2.47
	Hypothetical (h)	0.49%	$1,000.00	$1,022.43	$2.46

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

Notes to Expense Table

Each class with a Rule 12b-1 service fee is subject to a rebate of a portion of such fee. Such rebates are included in the expense ratios above. For Class A shares this rebate reduced the expense ratio above by 0.01%. See Note 3 in the Notes to Financial Statements for additional information.

10

PORTFOLIO OF INVESTMENTS

2/29/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Bonds - 94.5%
Asset-Backed & Securitized - 5.8%
ALM Loan Funding, CLO, 2015-12A, “A1R2”, FLR, 2.733% (LIBOR - 3mo. + 0.89%), 4/16/2027 (n)	$3,155,047	$3,153,470
Cantor Commercial Real Estate, 2019-CF3, “A4”, 3.006%, 1/15/2053	5,105,000	5,552,464
Capital Automotive, 2020-1A, “A4”, REIT, 3.19%, 2/15/2050 (n)	1,259,562	1,263,895
Chesapeake Funding II LLC, 2018-1A, “A1”, 3.04%, 4/15/2030 (n)	2,758,163	2,800,390
Chesapeake Funding II LLC, 2018-3A, “A1”, 3.39%, 1/15/2031 (n)	1,173,153	1,202,897
Citigroup Commercial Mortgage Trust, 2015-GC27, “A5”, 3.137%, 2/10/2048	1,000,000	1,066,440
Citigroup Commercial Mortgage Trust, 2019-C7, “A4”, 3.102%, 12/15/2072	1,830,317	2,003,747
Citigroup Commercial Mortgage Trust, 2019-XA, “C7”, 0.882%, 12/15/2072 (i)(n)	14,678,979	1,060,333
Commercial Mortgage Pass-Through Certificates, 2019-BN24, “A3”, 2.96%, 11/15/2062	3,955,238	4,302,395
Commercial Mortgage Trust, 2014-CR19, “A5”, 3.796%, 8/10/2047	1,000,000	1,090,989
Commercial Mortgage Trust, 2015-DC1, “A5”, 3.35%, 2/10/2048	4,990,000	5,375,277
Commercial Mortgage Trust, 2015-LC21, “A4”, 3.708%, 7/10/2048	3,135,000	3,446,768
Commercial Mortgage Trust, 2015-PC1, “A5”, 3.902%, 7/10/2050	5,300,000	5,881,203
Commercial Mortgage Trust, 2017-COR2, “A3”, 3.51%, 9/10/2050	5,351,861	5,926,339
CSAIL Commercial Mortgage Trust, 2015-C2, “A4”, 3.504%, 6/15/2057	5,341,994	5,811,549
Dryden Senior Loan Fund, 2018-55A, “A1”, CLO, FLR, 2.851% (LIBOR - 3mo. + 1.02%), 4/15/2031 (n)	6,145,237	6,108,366
GS Mortgage Securities Trust, 2015-GC30, “A4”, 3.382%, 5/10/2050	5,951,000	6,444,381
GS Mortgage Securities Trust, 2015-GC32, “A2”, 3.062%, 7/10/2048	2,428,958	2,435,201
GS Mortgage Securities Trust, 2020-GC45, “A5”, 2.91%, 2/13/2053	3,429,659	3,690,457
Loomis, Sayles & Co., CLO, “A2”, FLR, 3.231% (LIBOR - 3mo. + 1.4%), 4/15/2028 (n)	5,409,775	5,384,349
Madison Park Funding Ltd., 2014-13A, “BR2”, FLR, 3.319% (LIBOR - 3mo. + 1.5%), 4/19/2030 (n)	5,711,934	5,666,810

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Morgan Stanley Bank of America Merrill Lynch Trust, 2017-C34, “A4”, 3.536%, 11/15/2052	$1,650,987	$1,845,429
Morgan Stanley Capital I Trust, 2018-H4, “XA”, 0.864%, 12/15/2051 (i)	25,088,802	1,597,555
Neuberger Berman CLO Ltd., FLR, 2.631% (LIBOR - 3mo. + 0.8%), 1/15/2028 (n)	2,370,000	2,363,364
Palmer Square Loan Funding Ltd., 2020-1A, “A1”, FLR, 3.15% (LIBOR - 3mo. + 0.8%), 2/20/2028 (n)	3,329,668	3,326,335
Palmer Square Loan Funding Ltd., 2020-1A, “A2”, FLR, 3.03% (LIBOR - 3mo. + 1.35%), 2/20/2028 (n)	3,163,115	3,158,367
Symphony CLO Ltd., 2016-17A, “BR”, FLR, 3.031% (LIBOR -3mo. + 1.2%), 4/15/2028 (n)	4,840,622	4,807,202
TICP CLO Ltd., 2018-13R, “A”, FLR, 2.659% (LIBOR - 3mo. + 0.8%), 4/20/2028 (n)	8,140,500	8,106,310
UBS Commercial Mortgage Trust, 2017-C1, “A4”, 3.544%, 11/15/2050	4,509,000	5,027,215
Wells Fargo Commercial Mortgage Trust, 2015-C28, “A4”, 3.54%, 5/15/2048	5,531,348	6,023,865
Wells Fargo Commercial Mortgage Trust, 2015-NXS1, “A5”, 3.148%, 5/15/2048	2,177,277	2,327,164
Wells Fargo Commercial Mortgage Trust, 2016-LC25, “A4”, 3.64%, 12/15/2059	1,960,000	2,181,942
Wells Fargo Commercial Mortgage Trust, 2018-C48, “XA”, 0.952%, 1/15/2052 (i)(n)	14,624,742	1,035,710
Wells Fargo Commercial Mortgage Trust, 2019-C54, “A4”, 3.146%, 12/15/2052	7,948,914	8,682,050

		$130,150,228
Automotive - 0.4%
Hyundai Capital America, 2.85%, 11/01/2022 (n)	$2,831,000	$2,903,402
Hyundai Capital America, 2.375%, 2/10/2023 (n)	1,899,000	1,920,704
Volkswagen Group of America Co., 2.7%, 9/26/2022 (n)	3,532,000	3,612,995

		$8,437,101
Consumer Products - 0.2%
Reckitt Benckiser Treasury Services PLC, 2.75%, 6/26/2024 (n)	$4,386,000	$4,597,523

Consumer Services - 0.1%
Conservation Fund, 3.474%, 12/15/2029	$2,464,000	$2,658,007

Major Banks - 0.1%
UBS Group Funding (Switzerland) AG, 3.491%, 5/23/2023 (n)	$2,120,000	$2,204,002

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - 0.7%
Montefiore Obligated Group, 5.246%, 11/01/2048	$7,884,000	$10,219,125
Toledo Hospital, 5.325%, 11/15/2028	4,139,000	5,036,932

		$15,256,057
Mortgage-Backed - 52.5%
Fannie Mae, 4.5%, 4/01/2020 - 6/01/2044	$49,249,651	$54,302,285
Fannie Mae, 5%, 7/01/2020 - 3/01/2042	14,416,993	16,187,306
Fannie Mae, 4.14%, 8/01/2020	1,246,203	1,244,703
Fannie Mae, 5.19%, 9/01/2020	1,392,068	1,394,098
Fannie Mae, 6%, 2/01/2021 - 12/01/2037	3,687,524	4,255,552
Fannie Mae, 2.152%, 1/25/2023	2,978,026	3,030,151
Fannie Mae, 2.41%, 5/01/2023	1,422,576	1,472,046
Fannie Mae, 2.55%, 5/01/2023	1,224,506	1,272,211
Fannie Mae, 2.59%, 5/01/2023	779,098	810,450
Fannie Mae, 5.5%, 6/01/2023 - 12/01/2038	16,348,528	18,650,966
Fannie Mae, 3.78%, 10/01/2023	870,604	939,472
Fannie Mae, 3.5%, 5/25/2025 - 8/01/2048	93,233,883	98,926,812
Fannie Mae, 3.59%, 9/01/2026	998,467	1,110,208
Fannie Mae, 2.28%, 11/01/2026	895,389	940,214
Fannie Mae, 2.585%, 12/25/2026	10,346,000	11,050,920
Fannie Mae, 3.045%, 3/25/2028	4,554,000	5,025,645
Fannie Mae, 4%, 3/25/2028 - 7/01/2047	100,775,103	109,161,172
Fannie Mae, 3%, 11/01/2028 - 5/25/2053	99,346,331	103,756,639
Fannie Mae, 2.5%, 11/01/2031 - 3/01/2050	20,676,022	21,243,424
Fannie Mae, 3.5%, 12/25/2031 (i)	495,900	45,348
Fannie Mae, 6.5%, 1/01/2032 - 10/01/2037	1,582,605	1,803,275
Fannie Mae, 3%, 2/25/2033 (i)	2,808,530	315,475
Fannie Mae, 2%, 10/25/2040 - 4/25/2046	5,919,204	6,016,721
Fannie Mae, 1.75%, 10/25/2041	8,172,822	8,237,358
Fannie Mae, TBA, 3.5%, 4/25/2034 - 3/25/2050	35,575,000	37,039,058
Fannie Mae, TBA, 2.5%, 3/25/2035 - 4/25/2050	38,475,000	39,454,922
Fannie Mae, TBA, 3%, 3/25/2035 - 3/12/2050	28,715,000	29,654,106
Fannie Mae, TBA, 4%, 3/25/2050	4,050,000	4,266,580
Freddie Mac, 4.224%, 3/25/2020	572,806	572,067
Freddie Mac, 5%, 4/01/2020 - 7/01/2041	6,527,902	7,336,495
Freddie Mac, 3.808%, 8/25/2020	2,477,060	2,489,742
Freddie Mac, 3.034%, 10/25/2020	4,875,477	4,889,843
Freddie Mac, 5.5%, 4/01/2021 - 1/01/2038	4,078,016	4,610,983
Freddie Mac, 6%, 5/01/2021 - 10/01/2038	2,583,845	2,961,700
Freddie Mac, 4.5%, 11/01/2022 - 5/01/2042	7,920,774	8,692,674
Freddie Mac, 2.51%, 11/25/2022	6,640,000	6,830,181
Freddie Mac, 3.32%, 2/25/2023	4,605,000	4,844,940
Freddie Mac, 3.25%, 4/25/2023	9,000,000	9,469,226
Freddie Mac, 3.3%, 4/25/2023 - 10/25/2026	12,522,861	13,645,087

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Freddie Mac, 3.06%, 7/25/2023	$3,476,000	$3,666,219
Freddie Mac, 3.531%, 7/25/2023	240,000	256,807
Freddie Mac, 3.458%, 8/25/2023	4,600,000	4,911,448
Freddie Mac, 0.879%, 4/25/2024 (i)	54,483,866	1,687,600
Freddie Mac, 0.606%, 7/25/2024 (i)	59,441,803	1,387,152
Freddie Mac, 3.303%, 7/25/2024	4,700,000	5,066,308
Freddie Mac, 3.064%, 8/25/2024	6,098,509	6,499,326
Freddie Mac, 2.67%, 12/25/2024	10,788,000	11,403,815
Freddie Mac, 2.811%, 1/25/2025	9,000,000	9,580,303
Freddie Mac, 3.329%, 5/25/2025	9,024,000	9,861,621
Freddie Mac, 4%, 7/01/2025 - 4/01/2044	6,886,660	7,427,627
Freddie Mac, 3.01%, 7/25/2025	2,651,000	2,860,346
Freddie Mac, 2.673%, 3/25/2026	7,802,000	8,315,160
Freddie Mac, 3.5%, 1/15/2027 - 10/25/2058	94,576,668	100,717,937
Freddie Mac, 0.577%, 7/25/2027 (i)	106,396,589	4,177,641
Freddie Mac, 0.435%, 8/25/2027 (i)	84,532,925	2,514,136
Freddie Mac, 3.187%, 9/25/2027	12,800,000	14,146,582
Freddie Mac, 0.291%, 1/25/2028 (i)	151,857,729	3,565,270
Freddie Mac, 0.303%, 1/25/2028 (i)	62,492,318	1,500,641
Freddie Mac, 0.134%, 2/25/2028 (i)	177,649,450	2,198,376
Freddie Mac, 2.5%, 3/15/2028	802,895	839,289
Freddie Mac, 0.119%, 4/25/2028 (i)	114,023,616	1,321,169
Freddie Mac, 3%, 6/15/2028 - 2/25/2059	82,755,114	87,140,153
Freddie Mac, 3.854%, 6/25/2028	5,050,000	5,868,803
Freddie Mac, 3.926%, 7/25/2028	4,501,000	5,270,079
Freddie Mac, 3.78%, 10/25/2028	4,975,000	5,784,131
Freddie Mac, 4.06%, 10/25/2028	5,767,000	6,826,717
Freddie Mac, 1.089%, 7/25/2029 (i)	19,402,517	1,762,441
Freddie Mac, 1.27%, 8/25/2029 (i)	34,029,919	3,218,536
Freddie Mac, 0.756%, 11/25/2029 (i)	77,394,733	4,260,510
Freddie Mac, 5.5%, 2/15/2036 (i)	727,803	143,296
Freddie Mac, 6.5%, 5/01/2037	257,531	294,295
Freddie Mac, 4.5%, 12/15/2040 (i)	373,935	35,412
Ginnie Mae, 2.5%, 7/20/2032 - 6/20/2042	2,551,000	2,679,470
Ginnie Mae, 5.5%, 3/15/2033 - 1/20/2042	3,275,359	3,698,969
Ginnie Mae, 4.5%, 7/20/2033 - 9/20/2041	9,960,450	11,015,041
Ginnie Mae, 4%, 5/16/2039 - 10/20/2049	26,650,741	28,075,699
Ginnie Mae, 3.5%, 10/20/2041 (i)	1,276,434	117,116
Ginnie Mae, 3.5%, 12/15/2041 - 12/20/2049	49,895,975	52,283,806
Ginnie Mae, 4%, 8/16/2042 (i)	1,365,460	220,658
Ginnie Mae, 3%, 2/20/2043 - 3/20/2050	55,688,078	57,939,886
Ginnie Mae, 5.87%, 4/20/2058	38,065	43,828
Ginnie Mae, 0.659%, 2/16/2059 (i)	7,680,535	446,263

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Ginnie Mae, TBA, 4%, 3/15/2050	$22,450,000	$23,383,955
Ginnie Mae, TBA, 4.5%, 3/15/2050	2,700,000	2,840,906
Ginnie Mae, TBA, 3%, 4/15/2050	7,625,000	7,871,565
Ginnie Mae, TBA, 3.5%, 4/21/2050	18,700,000	19,364,727

		$1,182,441,090
Municipals - 1.8%
Howard University, 2.638%, 10/01/2021	$436,000	$440,139
Howard University, 2.738%, 10/01/2022	458,000	464,939
Howard University, 2.801%, 10/01/2023	505,000	514,927
Howard University, 2.416%, 10/01/2024	556,000	570,108
Howard University, 2.516%, 10/01/2025	688,000	707,352
Illinois Sales Tax Securitization Corp., Second Lien, “B”, 3.411%, 1/01/2043	3,990,000	4,321,090
Michigan Finance Authority Hospital Rev. (Trinity Health Credit Group), 3.384%, 12/01/2040	3,760,000	4,236,204
New Jersey Economic Development Authority State Pension Funding Rev., Capital Appreciation, “B”, 0%, 2/15/2023	14,792,000	14,189,522
Philadelphia, PA, School District, “A”, 5.995%, 9/01/2030	3,280,000	4,361,809
State of California (Build America Bonds), 7.6%, 11/01/2040	4,220,000	7,458,386
Texas Transportation Commission, Central Texas Turnpike System First Tier Refunding Rev., Taxable, “B”, 1.98%, 8/15/2042 (w)	3,260,000	3,281,386

		$40,545,862
Other Banks & Diversified Financials - 0.2%
ING Groep N.V., 3.15%, 3/29/2022	$5,120,000	$5,278,980

Supranational - 0.2%
Inter-American Development Bank, 4.375%, 1/24/2044	$2,796,000	$4,142,147

Tobacco - 0.2%
B.A.T Capital Corp., 2.764%, 8/15/2022	$4,264,000	$4,378,512

U.S. Government Agencies and Equivalents - 1.3%
AID Tunisia, 2.452%, 7/24/2021	$4,063,000	$4,091,143
AID Ukraine, 1.847%, 5/29/2020	3,250,000	3,256,206
Hashemite Kingdom of Jordan, 2.503%, 10/30/2020	6,688,000	6,742,839
Private Export Funding Corp., 2.25%, 3/15/2020	1,681,000	1,681,541
Private Export Funding Corp., 2.3%, 9/15/2020	4,100,000	4,124,644
Small Business Administration, 6.35%, 4/01/2021	22,855	23,151
Small Business Administration, 6.34%, 5/01/2021	43,394	44,145
Small Business Administration, 6.44%, 6/01/2021	36,903	37,740

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued

U.S. Government Agencies and Equivalents - continued
Small Business Administration, 6.625%, 7/01/2021	$33,967	$34,660
Small Business Administration, 6.07%, 3/01/2022	43,063	43,947
Small Business Administration, 4.98%, 11/01/2023	102,004	107,380
Small Business Administration, 4.89%, 12/01/2023	256,880	270,219
Small Business Administration, 4.77%, 4/01/2024	281,070	294,142
Small Business Administration, 5.52%, 6/01/2024	129,294	137,461
Small Business Administration, 4.99%, 9/01/2024	223,074	234,286
Small Business Administration, 4.86%, 10/01/2024	135,946	142,841
Small Business Administration, 4.86%, 1/01/2025	292,847	309,917
Small Business Administration, 5.11%, 4/01/2025	219,383	232,112
Small Business Administration, 2.21%, 2/01/2033	1,531,020	1,582,639
Small Business Administration, 2.22%, 3/01/2033	2,588,995	2,674,022
Small Business Administration, 3.15%, 7/01/2033	2,354,907	2,505,276
Small Business Administration, 3.16%, 8/01/2033	851,502	907,476
Small Business Administration, 3.62%, 9/01/2033	902,258	978,697

		$30,456,484
U.S. Treasury Obligations - 30.8%
U.S. Treasury Bonds, 6.25%, 8/15/2023	$1,445,000	$1,707,132
U.S. Treasury Bonds, 6%, 2/15/2026	5,933,000	7,662,609
U.S. Treasury Bonds, 6.75%, 8/15/2026	981,000	1,334,850
U.S. Treasury Bonds, 6.375%, 8/15/2027	2,309,000	3,197,694
U.S. Treasury Bonds, 4.375%, 2/15/2038	2,078,000	3,064,319
U.S. Treasury Bonds, 4.5%, 8/15/2039	11,926,300	18,073,935
U.S. Treasury Bonds, 3.125%, 2/15/2043	9,748,800	12,537,871
U.S. Treasury Bonds, 2.875%, 5/15/2043	27,528,200	34,086,579
U.S. Treasury Bonds, 2.5%, 2/15/2045	97,983,000	114,307,121
U.S. Treasury Bonds, 2.875%, 11/15/2046	26,245,000	33,025,642
U.S. Treasury Notes, 3.125%, 5/15/2021	93,251,000	95,571,347
U.S. Treasury Notes, 2.5%, 8/15/2023 (f)	136,673,000	144,120,611
U.S. Treasury Notes, 2.875%, 7/31/2025	49,757,000	54,767,685
U.S. Treasury Notes, 2.625%, 12/31/2025	20,900,000	22,838,149
U.S. Treasury Notes, 1.875%, 7/31/2026	19,192,200	20,213,285
U.S. Treasury Notes, 2%, 11/15/2026	51,959,000	55,196,289
U.S. Treasury Notes, 2.75%, 2/15/2028	10,157,000	11,461,936
U.S. Treasury Notes, 2.375%, 5/15/2029	19,515,500	21,657,631
U.S. Treasury Notes, 1.625%, 8/15/2029	29,405,000	30,722,482
U.S. Treasury Notes, 1.75%, 11/15/2029	8,564,000	9,048,401

		$694,595,568
Utilities - Electric Power - 0.2%
Enel Finance International N.V., 2.875%, 5/25/2022 (n)	$5,254,000	$5,379,046
Total Bonds (Identified Cost, $2,003,982,023)		$2,130,520,607

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Investment Companies (h) - 12.8%
Money Market Funds - 12.8%
MFS Institutional Money Market Portfolio, 1.61% (v) (Identified Cost, $288,279,438)	288,280,172	$288,309,000

Other Assets, Less Liabilities - (7.3)%		(165,073,078)
Net Assets - 100.0%		$2,253,756,529

(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $288,309,000 and $2,130,520,607, respectively.

(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $70,055,470, representing 3.1% of net assets.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

(w)	When-issued security. At February 29, 2020, the fund had sufficient cash and/or securities at least equal to the value of the when-issued security.

The following abbreviations are used in this report and are defined:

AID	U.S. Agency for International Development
CLO	Collateralized Loan Obligation
FLR	Floating Rate. Interest rate resets periodically based on the parenthetically disclosed reference rate plus a spread (if any). The period-end rate reported may not be the current rate. All reference rates are USD unless otherwise noted.
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 2/29/20

Futures Contracts

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Asset Derivatives

Interest Rate Futures
U.S. Treasury Note 10 yr	Long	USD	742	$99,984,500	June - 2020	$662,465
U.S. Treasury Note 2 yr	Long	USD	582	127,066,969	June - 2020	645,767
U.S. Treasury Ultra Bond	Long	USD	62	12,865,000	June - 2020	417,325

						$1,725,557

17

Portfolio of Investments – continued

Futures Contracts - continued

Description	Long/ Short	Currency	Contracts	Notional Amount	Expiration Date	Value/ Unrealized Appreciation (Depreciation)
Liability Derivatives

Interest Rate Futures
U.S. Treasury Bond	Short	USD	56	$9,534,000	June - 2020	$(180,456)
U.S. Treasury Note 5 yr	Short	USD	360	44,190,000	June - 2020	(467,643)

						$(648,099)

At February 29, 2020, the fund had liquid securities with an aggregate value of $529,354 to cover any collateral or margin obligations for certain derivative contracts.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $2,003,982,023)	$2,130,520,607
Investments in affiliated issuers, at value (identified cost, $288,279,438)	288,309,000
Cash	106,127
Receivables for
Net daily variation margin on open futures contracts	833,425
Investments sold	404,611
Investments sold on an extended settlement basis	78,184,688
Fund shares sold	11,452,506
Interest	7,088,300
Other assets	6,340
Total assets	$2,516,905,604

Liabilities
Payables for
Distributions	$425,342
Investments purchased	10,552,817
Investments purchased on an extended settlement basis	244,246,430
Fund shares reacquired	6,851,822
Payable to affiliates
Investment adviser	71,379
Administrative services fee	2,495
Shareholder servicing costs	783,500
Distribution and service fees	16,856
Payable for independent Trustees’ compensation	7,579
Accrued expenses and other liabilities	190,855
Total liabilities	$263,149,075
Net assets	$2,253,756,529

Net assets consist of
Paid-in capital	$2,216,354,979
Total distributable earnings (loss)	37,401,550
Net assets	$2,253,756,529
Shares of beneficial interest outstanding	219,413,284

19

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$702,062,771	68,301,270	$10.28
Class B	7,711,028	751,178	10.27
Class C	20,083,803	1,950,976	10.29
Class I	96,407,356	9,391,012	10.27
Class R1	2,157,698	210,185	10.27
Class R2	78,519,075	7,648,266	10.27
Class R3	52,773,111	5,136,562	10.27
Class R4	73,229,631	7,125,644	10.28
Class R6	1,220,812,056	118,898,191	10.27

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $10.74 [100 / 95.75 x $10.28]. On sales of $100,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

20

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Interest	55,089,150
Dividends from affiliated issuers	2,752,676
Total investment income	$57,841,826
Expenses
Management fee	$8,231,525
Distribution and service fees	2,442,386
Shareholder servicing costs	1,972,845
Administrative services fee	281,324
Independent Trustees’ compensation	39,667
Custodian fee	124,843
Shareholder communications	146,247
Audit and tax fees	64,959
Legal fees	17,928
Miscellaneous	316,808
Total expenses	$13,638,532
Fees paid indirectly	(6,132)
Reduction of expenses by investment adviser and distributor	(250,091)
Net expenses	$13,382,309
Net investment income (loss)	$44,459,517

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$6,279,232
Affiliated issuers	(12,522)
Futures contracts	(1,765,787)
Forward foreign currency exchange contracts	3,042,243
Foreign currency	3,771,343
Net realized gain (loss)	$11,314,509
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$139,663,780
Affiliated issuers	29,328
Futures contracts	1,013,206
Forward foreign currency exchange contracts	(2,802,215)
Translation of assets and liabilities in foreign currencies	(1,894,250)
Net unrealized gain (loss)	$136,009,849
Net realized and unrealized gain (loss)	$147,324,358
Change in net assets from operations	$191,783,875

See Notes to Financial Statements

21

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/29/20	2/28/19
Change in net assets

From operations
Net investment income (loss)	$44,459,517	$45,439,746
Net realized gain (loss)	11,314,509	(11,473,853)
Net unrealized gain (loss)	136,009,849	21,581,165
Change in net assets from operations	$191,783,875	$55,547,058
Total distributions to shareholders	$(47,400,326)	$(49,169,967)
Change in net assets from fund share transactions	$200,218,334	$(115,663,552)
Total change in net assets	$344,601,883	$(109,286,461)

Net assets
At beginning of period	1,909,154,646	2,018,441,107
At end of period	$2,253,756,529	$1,909,154,646

See Notes to Financial Statements

22

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.59	$9.55	$9.84	$10.17		$10.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.20	$0.19	(c)	$0.18
Net realized and unrealized gain (loss)	0.70	0.06	(0.26)	(0.29)		(0.01)
Total from investment operations	$0.90	$0.26	$(0.06)	$(0.10)		$0.17

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.23)		$(0.20)
Net asset value, end of period (x)	$10.28	$9.59	$9.55	$9.84		$10.17
Total return (%) (r)(s)(t)(x)	9.48	2.75	(0.61)	(0.97	)(c)	1.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.87	0.88	(c)	0.88
Expenses after expense reductions (f)	0.84	0.84	0.85	0.86	(c)	0.87
Net investment income (loss)	1.98	2.12	2.06	1.93	(c)	1.74
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$702,063	$596,678	$625,457	$685,256		$719,585

See Notes to Financial Statements

23

Financial Highlights – continued

Class B	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.58	$9.54	$9.82	$10.16		$10.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.12	(c)	$0.10
Net realized and unrealized gain (loss)	0.71	0.06	(0.25)	(0.30)		(0.01)
Total from investment operations	$0.83	$0.19	$(0.12)	$(0.18)		$0.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.16)	$(0.16)		$(0.12)
Net asset value, end of period (x)	$10.27	$9.58	$9.54	$9.82		$10.16
Total return (%) (r)(s)(t)(x)	8.68	1.99	(1.26)	(1.82	)(c)	0.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61	1.62	1.63	(c)	1.63
Expenses after expense reductions (f)	1.59	1.60	1.61	1.62	(c)	1.62
Net investment income (loss)	1.23	1.37	1.31	1.18	(c)	0.99
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$7,711	$8,811	$12,968	$18,013		$22,289

Class C	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.60	$9.57	$9.85	$10.19		$10.22

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.12	(c)	$0.10
Net realized and unrealized gain (loss)	0.71	0.05	(0.25)	(0.30)		(0.01)
Total from investment operations	$0.83	$0.18	$(0.12)	$(0.18)		$0.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.16)	$(0.16)		$(0.12)
Net asset value, end of period (x)	$10.29	$9.60	$9.57	$9.85		$10.19
Total return (%) (r)(s)(t)(x)	8.66	1.88	(1.25)	(1.81	)(c)	0.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61	1.62	1.63	(c)	1.63
Expenses after expense reductions (f)	1.59	1.60	1.61	1.62	(c)	1.62
Net investment income (loss)	1.23	1.37	1.30	1.17	(c)	0.98
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$20,084	$19,919	$29,766	$41,824		$49,104

See Notes to Financial Statements

24

Financial Highlights – continued

Class I	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.58	$9.55	$9.83	$10.16		$10.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.22	$0.22	(c)	$0.20
Net realized and unrealized gain (loss)	0.70	0.05	(0.24)	(0.29)		(0.02)
Total from investment operations	$0.92	$0.27	$(0.02)	$(0.07)		$0.18

Less distributions declared to shareholders
From net investment income	$(0.23)	$(0.24)	$(0.26)	$(0.26)		$(0.22)
Net asset value, end of period (x)	$10.27	$9.58	$9.55	$9.83		$10.16
Total return (%) (r)(s)(t)(x)	9.76	2.90	(0.26)	(0.73	)(c)	1.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.61	0.62	0.63	(c)	0.63
Expenses after expense reductions (f)	0.59	0.60	0.61	0.62	(c)	0.62
Net investment income (loss)	2.20	2.36	2.29	2.17	(c)	1.98
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$96,407	$43,627	$39,572	$43,439		$42,563

Class R1	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.58	$9.54	$9.83	$10.16		$10.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.12	$0.13	$0.13	$0.12	(c)	$0.10
Net realized and unrealized gain (loss)	0.71	0.06	(0.26)	(0.29)		(0.01)
Total from investment operations	$0.83	$0.19	$(0.13)	$(0.17)		$0.09

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.15)	$(0.16)	$(0.16)		$(0.12)
Net asset value, end of period (x)	$10.27	$9.58	$9.54	$9.83		$10.16
Total return (%) (r)(s)(t)(x)	8.68	1.99	(1.36)	(1.72	)(c)	0.93

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.61	1.62	1.63	(c)	1.63
Expenses after expense reductions (f)	1.59	1.60	1.61	1.62	(c)	1.62
Net investment income (loss)	1.23	1.37	1.31	1.18	(c)	0.99
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$2,158	$2,125	$2,237	$3,265		$4,671

See Notes to Financial Statements

25

Financial Highlights – continued

Class R2	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.58	$9.54	$9.83	$10.16		$10.19

Income (loss) from investment operations
Net investment income (loss) (d)	$0.17	$0.18	$0.18	$0.17	(c)	$0.15
Net realized and unrealized gain (loss)	0.71	0.06	(0.26)	(0.29)		(0.01)
Total from investment operations	$0.88	$0.24	$(0.08)	$(0.12)		$0.14

Less distributions declared to shareholders
From net investment income	$(0.19)	$(0.20)	$(0.21)	$(0.21)		$(0.17)
Net asset value, end of period (x)	$10.27	$9.58	$9.54	$9.83		$10.16
Total return (%) (r)(s)(t)(x)	9.22	2.50	(0.86)	(1.22	)(c)	1.44

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.11	1.12	1.13	(c)	1.13
Expenses after expense reductions (f)	1.09	1.10	1.11	1.12	(c)	1.12
Net investment income (loss)	1.73	1.87	1.80	1.68	(c)	1.49
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$78,519	$86,431	$98,060	$111,123		$122,117

Class R3	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.58	$9.55	$9.83	$10.17		$10.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.20	$0.20	$0.20	$0.19	(c)	$0.18
Net realized and unrealized gain (loss)	0.70	0.05	(0.25)	(0.30)		(0.01)
Total from investment operations	$0.90	$0.25	$(0.05)	$(0.11)		$0.17

Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.22)	$(0.23)	$(0.23)		$(0.20)
Net asset value, end of period (x)	$10.27	$9.58	$9.55	$9.83		$10.17
Total return (%) (r)(s)(t)(x)	9.49	2.65	(0.51)	(1.07	)(c)	1.69

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.86	0.87	0.88	(c)	0.88
Expenses after expense reductions (f)	0.84	0.85	0.86	0.87	(c)	0.87
Net investment income (loss)	1.99	2.12	2.05	1.93	(c)	1.74
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$52,773	$66,977	$79,274	$88,434		$109,531

See Notes to Financial Statements

26

Financial Highlights – continued

Class R4	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.59	$9.55	$9.84	$10.17		$10.21

Income (loss) from investment operations
Net investment income (loss) (d)	$0.22	$0.22	$0.23	$0.22	(c)	$0.20
Net realized and unrealized gain (loss)	0.71	0.06	(0.26)	(0.29)		(0.02)
Total from investment operations	$0.93	$0.28	$(0.03)	$(0.07)		$0.18

Less distributions declared to shareholders
From net investment income	$(0.24)	$(0.24)	$(0.26)	$(0.26)		$(0.22)
Net asset value, end of period (x)	$10.28	$9.59	$9.55	$9.84		$10.17
Total return (%) (r)(s)(t)(x)	9.75	3.01	(0.36)	(0.72	)(c)	1.85

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.61	0.62	0.63	(c)	0.63
Expenses after expense reductions (f)	0.59	0.60	0.61	0.62	(c)	0.62
Net investment income (loss)	2.22	2.36	2.30	2.18	(c)	1.99
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$73,230	$58,677	$64,691	$64,371		$86,552

Class R6	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$9.58	$9.54	$9.83	$10.16		$10.20

Income (loss) from investment operations
Net investment income (loss) (d)	$0.23	$0.24	$0.24	$0.23	(c)	$0.21
Net realized and unrealized gain (loss)	0.71	0.05	(0.26)	(0.29)		(0.01)
Total from investment operations	$0.94	$0.29	$(0.02)	$(0.06)		$0.20

Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.25)	$(0.27)	$(0.27)		$(0.24)
Net asset value, end of period (x)	$10.27	$9.58	$9.54	$9.83		$10.16
Total return (%) (r)(s)(t)(x)	9.87	3.13	(0.25)	(0.61	)(c)	1.96

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.50	0.50	0.50	0.51	(c)	0.52
Expenses after expense reductions (f)	0.49	0.49	0.50	0.50	(c)	0.51
Net investment income (loss)	2.33	2.48	2.42	2.30	(c)	2.10
Portfolio turnover	113	56	20	48		88
Net assets at end of period (000 omitted)	$1,220,812	$1,025,911	$1,066,416	$1,038,818		$1,020,504

See Notes to Financial Statements

27

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

28

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Government Securities Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

In March 2017, the FASB issued Accounting Standards Update 2017-08, Receivables –Nonrefundable Fees and Other Costs (Subtopic 310-20) – Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). For callable debt securities purchased at a premium that have explicit, non-contingent call features and that are callable at fixed prices on preset dates, ASU 2017-08 requires the premium to be amortized to the earliest call date. The fund adopted ASU 2017-08 as of the beginning of the reporting period on a modified retrospective basis. The adoption resulted in a change in accounting principle, since the fund had historically amortized such premiums to maturity for U.S. GAAP. Adoption had no impact on the fund’s net assets or any prior period information presented in the financial statements. With respect to the fund’s results of operations, amortization of premium to first call date under ASU 2017-08 accelerates amortization with the intent of more closely aligning the recognition of income on such bonds with the economics of the instrument.

29

Notes to Financial Statements – continued

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

Investment Valuations – Debt instruments and floating rate loans, including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Debt instruments sold short are generally valued at an evaluated or composite mean as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price on their primary exchange as provided by a third-party pricing service. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation on their primary exchange as provided by a third-party pricing service. Forward foreign currency exchange contracts are generally valued at the mean of bid and asked prices for the time period interpolated from rates provided by a third-party pricing service for proximate time periods. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the

30

Notes to Financial Statements – continued

security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments, such as futures contracts. The following is a summary of the levels used as of February 29, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agencies & Equivalents	$—	$725,052,052	$—	$725,052,052
Non-U.S. Sovereign Debt	—	4,142,147	—	4,142,147
Municipal Bonds	—	40,545,862	—	40,545,862
U.S. Corporate Bonds	—	22,738,170	—	22,738,170
Residential Mortgage-Backed Securities	—	1,182,441,090	—	1,182,441,090
Commercial Mortgage-Backed Securities	—	82,808,473	—	82,808,473
Asset-Backed Securities (including CDOs)	—	47,341,755	—	47,341,755
Foreign Bonds	—	25,451,058	—	25,451,058
Mutual Funds	288,309,000	—	—	288,309,000
Total	$288,309,000	$2,130,520,607	$—	$2,418,829,607

Other Financial Instruments
Futures Contracts – Assets	$1,725,557	$—	$—	$1,725,557
Futures Contracts – Liabilities	(648,099)	—	—	(648,099)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The principal value of these debt securities is

31

Notes to Financial Statements – continued

adjusted through income according to changes in the Consumer Price Index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund during the period were futures contracts and forward foreign currency exchange contracts. Depending on the type of derivative, the fund may exit a derivative position by entering into an offsetting transaction with a counterparty or exchange, negotiating an agreement with the derivative counterparty, or novating the position to a third party. The fund may be unable to promptly close out a futures position in instances where the daily fluctuation in the price for that type of future exceeds the daily limit set by the exchange. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at February 29, 2020 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)

Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$1,725,557	$(648,099)

(a)

Values presented in this table for futures contracts correspond to the values reported in the fund’s Portfolio of Investments. Only the current day net variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

32

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended February 29, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$(1,765,787)	$—
Foreign Exchange	—	3,042,243
Total	$(1,765,787)	$3,042,243

The following table presents, by major type of derivative contract, the change in unrealized appreciation or depreciation on derivatives held by the fund for the year ended February 29, 2020 as reported in the Statement of Operations:

Risk	Futures Contracts	Forward Foreign Currency Exchange Contracts
Interest Rate	$1,013,206	$—
Foreign Exchange	—	(2,802,215)
Total	$1,013,206	$(2,802,215)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain, but not all, uncleared derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an ISDA Master Agreement on a bilateral basis. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each agreement to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

Collateral and margin requirements differ by type of derivative. For cleared derivatives (e.g., futures contracts, cleared swaps, and exchange-traded options), margin requirements are set by the clearing broker and the clearing house and collateral, in the form of cash or securities, is posted by the fund directly with the clearing broker. Collateral terms are counterparty agreement specific for uncleared derivatives (e.g., forward foreign currency exchange contracts, uncleared swap agreements, and uncleared options) and collateral, in the form of cash and securities, is held in segregated accounts with the fund’s custodian in connection with these agreements. For derivatives traded under an ISDA Master Agreement, which contains a collateral support annex, the collateral requirements are netted across all transactions traded under such counterparty-specific agreement and an amount is posted from one party

33

Notes to Financial Statements – continued

to the other to collateralize such obligations. Cash that has been segregated or delivered to cover the fund’s collateral or margin obligations under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash for uncleared derivatives and/or deposits with brokers for cleared derivatives. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments. The fund may be required to make payments of interest on uncovered collateral or margin obligations with the broker. Any such payments are included in “Miscellaneous” expense in the Statement of Operations.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a specified percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Forward Foreign Currency Exchange Contracts – The fund entered into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. These contracts may be used to hedge the fund’s currency risk or for non-hedging purposes. For hedging purposes, the fund may enter into contracts to deliver or receive foreign currency that the fund will receive from or use in its normal investment activities. The fund may also use contracts to hedge against declines in the value of foreign currency denominated securities due to unfavorable exchange rate movements. For non-hedging purposes, the fund may enter into contracts with the intent of changing the relative exposure of the fund’s portfolio of securities to different currencies to take advantage of anticipated exchange rate changes.

Forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any unrealized gains or losses are recorded as a receivable or payable for forward foreign currency exchange contracts until the contract settlement date. On contract settlement date, any gain or loss on the contract is recorded as realized gains or losses on forward foreign currency exchange contracts.

Risks may arise upon entering into these contracts from unanticipated movements in the value of the contract and from the potential inability of counterparties to meet the

34

Notes to Financial Statements – continued

terms of their contracts. Generally, the fund’s maximum risk due to counterparty credit risk is the unrealized gain on the contract due to the use of Continuous Linked Settlement, a multicurrency cash settlement system for the centralized settlement of foreign transactions. This risk is mitigated in cases where there is an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and, where applicable, by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

TBA Dollar Roll Transactions – The fund enters into TBA dollar roll transactions in which the fund sells TBA mortgage-backed securities to financial institutions and simultaneously agrees to repurchase similar (same issuer, type and coupon) securities at a later date at an agreed-upon price. During the period between the sale and repurchase, the fund will not be entitled to receive interest and principal payments on the securities sold. The fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. TBA dollar roll transactions involve the risk that the market value of the securities that the fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Some securities may be purchased on a “when-issued” or “forward delivery” basis, which means that the securities will be delivered to the fund at a future date, usually beyond customary settlement time. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward based on the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. For these securities, the value of the debt instrument also depends

35

Notes to Financial Statements – continued

on the credit quality and adequacy of the underlying assets or collateral as well as whether there is a security interest in the underlying assets or collateral. Enforcing rights, if any, against the underlying assets or collateral may be difficult. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. When the fund sells securities on a when-issued, delayed delivery, or forward commitment basis, the fund typically owns or has the right to acquire securities equivalent in kind and amount to the delivered securities. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired or sold is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA securities resulting from these transactions are included in the Portfolio of Investments. TBA purchase (sale) commitments and when-issued investments purchased are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy and included in Investments purchased or sold on an extended settlement basis in the Statement of Assets and Liabilities. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities prior to settlement date or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors.

To mitigate the counterparty credit risk on TBA securities and other types of forward settling mortgage-backed securities, the fund whenever possible enters into a Master Securities Forward Transaction Agreement (“MSFTA”) on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The MSFTA gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a specified deterioration in the credit quality of the other party. Upon an event of default or a termination of the MSFTA, the non-defaulting party has the right to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the MSFTA could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any.

For mortgage-backed securities traded under a MSFTA, the collateral and margining requirements are contract specific. Collateral amounts across all transactions traded under such agreement are netted and an amount is posted from one party to the other to collateralize such obligations. Cash that has been pledged to cover the fund’s collateral or margin obligations under a MSFTA, if any, will be reported separately on

36

Notes to Financial Statements – continued

the Statement of Assets and Liabilities as restricted cash. Securities pledged as collateral or margin for the same purpose, if any, are noted in the Portfolio of Investments.

Fees Paid Indirectly – The fund’s custody fee may be reduced by a credit earned under an arrangement that measures the value of U.S. dollars deposited with the custodian by the fund. The amount of the credit, for the year ended February 29, 2020, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to amortization and accretion of debt securities and straddle loss deferrals.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/29/20	Year ended 2/28/19
Ordinary income (including any short-term capital gains)	$47,400,326	$49,169,967

37

Notes to Financial Statements – continued

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/20

Cost of investments	$2,305,612,450
Gross appreciation	116,172,141

Gross depreciation	(1,877,526)
Net unrealized appreciation (depreciation)	$114,294,615

Undistributed ordinary income	11,131,657
Capital loss carryforwards	(83,758,882)
Other temporary differences	(4,265,840)

As of February 29, 2020, the fund had capital loss carryforwards available to offset future realized gains. These net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses. Such losses are characterized as follows:

Short-Term	$(9,210,199)
Long-Term	(74,548,683)
Total	$(83,758,882)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 2/29/20	Year ended 2/28/19
Class A	$13,430,397	$14,013,170
Class B	115,690	167,498
Class C	256,980	338,975
Class I	1,758,609	1,204,386
Class R1	29,374	34,781
Class R2	1,552,169	1,919,411
Class R3	1,247,577	1,689,030
Class R4	1,559,306	1,598,449
Class R6	27,450,224	28,204,267
Total	$47,400,326	$49,169,967

38

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $2.5 billion	0.40%
In excess of $2.5 billion	0.35%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 29, 2020, this management fee reduction amounted to $202,248, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2020 was equivalent to an annual effective rate of 0.39% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $30,869 and $0 for the year ended February 29, 2020, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.24%	$1,586,686
Class B	0.75%	0.25%	1.00%	1.00%	84,277
Class C	0.75%	0.25%	1.00%	1.00%	187,144
Class R1	0.75%	0.25%	1.00%	1.00%	21,374
Class R2	0.25%	0.25%	0.50%	0.50%	415,485
Class R3	—	0.25%	0.25%	0.25%	147,420
Total Distribution and Service Fees					$2,442,386

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 29, 2020, this rebate amounted to $46,995, $197, $550, and $101 for Class A, Class B, Class C, and Class R3, respectively, and is included in the reduction of total expenses in the Statement of Operations.

39

Notes to Financial Statements – continued

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2020, were as follows:

Amount
Class A	$8,962
Class B	9,188
Class C	4,341

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2020, the fee was $194,550, which equated to 0.0095% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 29, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,112,036.

Under a Special Servicing Agreement among MFS, certain MFS funds which invest in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-funds’ transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-funds. For the year ended February 29, 2020, these costs for the fund amounted to $666,259 and are included in “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2020 was equivalent to an annual effective rate of 0.0137% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

40

Notes to Financial Statements – continued

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $2,313 and is included in “Independent Trustees’ compensation” in the Statement of Operations for the year ended February 29, 2020. The liability for deferred retirement benefits payable to those former independent Trustees under the DB plan amounted to $7,438 at February 29, 2020, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO Agreement was terminated. For the year ended February 29, 2020, the fee paid by the fund under this agreement was $1,726 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

(4) Portfolio Securities

For the year ended February 29, 2020, purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,276,151,639	$2,105,922,957
Non-U.S. Government securities	$113,496,463	$85,744,363

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/20		Year ended 2/28/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	23,620,490	$234,901,565	13,369,605	$127,040,479
Class B	119,635	1,177,419	101,804	968,658
Class C	717,259	7,190,415	696,160	6,631,256
Class I	7,035,929	69,480,096	6,780,100	64,435,992
Class R1	33,222	328,839	52,689	501,029
Class R2	1,514,385	14,941,636	1,522,580	14,465,185
Class R3	1,328,934	13,205,417	1,502,126	14,284,823
Class R4	2,273,802	22,586,528	1,616,200	15,334,165
Class R6	15,575,965	154,541,934	8,913,219	84,764,781
	52,219,621	$518,353,849	34,554,483	$328,426,368

41

Notes to Financial Statements – continued

	Year ended 2/29/20		Year ended 2/28/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,012,662	$10,101,806	1,092,325	$10,394,478
Class B	11,350	112,944	17,195	163,434
Class C	23,790	237,493	31,701	302,223
Class I	156,519	1,562,237	105,294	1,001,997
Class R1	2,924	29,103	3,654	34,731
Class R2	149,438	1,487,459	190,442	1,810,170
Class R3	125,298	1,246,856	177,410	1,687,236
Class R4	68,000	678,314	76,736	730,197
Class R6	2,720,662	27,108,987	2,951,895	28,056,229
	4,270,643	$42,565,199	4,646,652	$44,180,695

Shares reacquired
Class A	(18,568,841)	$(184,163,819)	(17,702,525)	$(168,195,468)
Class B	(299,947)	(2,967,755)	(558,082)	(5,288,982)
Class C	(864,481)	(8,561,490)	(1,764,500)	(16,790,066)
Class I	(2,356,596)	(23,412,280)	(6,475,837)	(61,840,585)
Class R1	(47,870)	(474,591)	(68,905)	(653,034)
Class R2	(3,041,490)	(30,056,403)	(2,964,009)	(28,139,174)
Class R3	(3,307,121)	(32,785,029)	(2,992,677)	(28,390,727)
Class R4	(1,337,484)	(13,301,320)	(2,344,610)	(22,293,155)
Class R6	(6,518,640)	(64,978,027)	(16,496,735)	(156,679,424)
	(36,342,470)	$(360,700,714)	(51,367,880)	$(488,270,615)

Net change
Class A	6,064,311	$60,839,552	(3,240,595)	$(30,760,511)
Class B	(168,962)	(1,677,392)	(439,083)	(4,156,890)
Class C	(123,432)	(1,133,582)	(1,036,639)	(9,856,587)
Class I	4,835,852	47,630,053	409,557	3,597,404
Class R1	(11,724)	(116,649)	(12,562)	(117,274)
Class R2	(1,377,667)	(13,627,308)	(1,250,987)	(11,863,819)
Class R3	(1,852,889)	(18,332,756)	(1,313,141)	(12,418,668)
Class R4	1,004,318	9,963,522	(651,674)	(6,228,793)
Class R6	11,777,987	116,672,894	(4,631,621)	(43,858,414)
	20,147,794	$200,218,334	(12,166,745)	$(115,663,552)

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Please see the fund’s prospectus for details.

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Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Lifetime Income Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2025 Fund were the owners of record of approximately 27%, 14%, 3%, 3%, 2%, and 2%, respectively, of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 29, 2020, the fund’s commitment fee and interest expense were $11,420 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
MFS Institutional Money Market Portfolio	$23,226,827	$1,188,142,720	$923,077,353	$(12,522)	$29,328	$288,309,000

Affiliated Issuers					Dividend Income	Capital Gain Distributions
MFS Institutional Money Market Portfolio					$2,752,676	$—

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance during the period February 29, 2020 through April 16, 2020, the date that these financial statements were issued.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust XIII and the Shareholders of MFS Government Securities Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities of MFS Government Securities Fund (the “Fund”), including the portfolio of investments, as of February 29, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of February 29, 2020, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of February 29, 2020, by

44

Report of Independent Registered Public Accounting Firm – continued

correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

April 16, 2020

We have served as the auditor of one or more of the MFS investment companies since 1924.

45

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

46

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

47

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank, NA 4 Metrotech Center New York, NY 11245
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager(s)
Geoffrey Schechter Jake Stone

50

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021.

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rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

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Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

53

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CONTACT

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ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

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MAILING ADDRESS

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OVERNIGHT MAIL

MFS Service Center, Inc.

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Annual Report

February 29, 2020

     MFS® New Discovery Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the complete reports will be made available on the fund’s Web site (funds.mfs.com), and you will be notified by mail each time a report is posted and provided with a Web site link to access the report.

If you are already signed up to receive shareholder reports by email, you will not be affected by this change and you need not take any action. You may sign up to receive shareholder reports and other communications from the fund by email by contacting your financial intermediary (such as a broker-dealer or bank) or, if you hold your shares directly with the fund, by calling 1-800-225-2606 or by logging on to MFS Access at mfs.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. Contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the fund, you can call 1-800-225-2606 or send an email request to orderliterature@mfs.com to let the fund know that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the MFS fund complex if you invest directly.

NDV-ANN

MFS® New Discovery Value Fund

Contact information	back cover

The report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE EXECUTIVE CHAIR

Dear Shareholders:

During the first quarter of 2020, market volatility reached levels not seen since the global financial crisis. Optimism heading into the year — on receding trade and geopolitical risk along with easier central bank policies — was overwhelmed in February as the health effects of a novel coronavirus, COVID-19, spread beyond China’s borders, ultimately impacting more than 200 countries. The global pandemic prompted many governments to take drastic action to slow the spread of the virus, such as quarantines, school and business closures, and prohibitions on public gatherings. While these are important steps to protect the public health, they come at a cost: rising market volatility and an abrupt decline in economic growth.

Global central banks have taken aggressive, coordinated steps to cushion the economic and market fallout related to the virus, and governments are undertaking unprecedented levels of fiscal stimulus. As uncertainty recedes, these measures can help create a supportive environment and encourage economic recovery. In the aftermath of the crisis, there are likely to be societal changes as households, businesses and governments adjust to a new reality and these alterations could change the investment landscape. Occurrences such as the COVID-19 outbreak demonstrate the importance of having a deep understanding of company fundamentals, and our global research platform has been built to do just that.

Here at MFS®, we aim to help our clients navigate the growing complexity of the markets and world economies. Our long-term investment philosophy and commitment to the responsible allocation of capital allow us to tune out the noise and uncover what we believe are the best, most durable investment opportunities in the market. Through our powerful global investment platform, we combine collective expertise, thoughtful risk management, and long-term discipline to create sustainable value for investors.

Respectfully,

Robert J. Manning

Executive Chair

MFS Investment Management

April 16, 2020

The opinions expressed in this letter are subject to change and may not be relied upon for investment advice. No forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
KBR, Inc.	1.8%
Toll Brothers, Inc.	1.8%
Black Hills Corp.	1.8%
Portland General Electric Co.	1.8%
South Jersey Industries, Inc.	1.7%
Graphic Packaging Holding Co.	1.6%
Premier, Inc., “A”	1.5%
UMB Financial Corp.	1.4%
First Hawaiian, Inc.	1.4%
Industrial Logistics Properties Trust, REIT	1.4%

GICS equity sectors (g)
Financials	26.3%
Industrials	16.1%
Consumer Discretionary	13.2%
Real Estate	8.9%
Materials	7.6%
Information Technology	7.4%
Utilities	5.9%
Energy	5.1%
Consumer Staples	4.9%
Health Care	3.7%
Communication Services	0.7%

(g)

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and S&P Global Market Intelligence Inc. (“S&P Global Market Intelligence”). GICS is a service mark of MSCI and S&P Global Market Intelligence and has been licensed for use by MFS.

Cash & Cash Equivalents includes any cash, investments in money market funds, short-term securities, and other assets less liabilities. Please see the Statement of Assets and Liabilities for additional information related to the fund’s cash position and other assets and liabilities.

Percentages are based on net assets as of February 29, 2020.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended February 29, 2020, Class A shares of the MFS New Discovery Value Fund (fund) provided a total return of –2.41%, at net asset value. This compares with a return of –9.29% for the fund’s benchmark, the Russell 2000® Value Index.

Market Environment

Market volatility soared at the end of the period as COVID-19, a novel coronavirus first detected in China, spread around the world in early 2020. Global supply chains have been severely disrupted, as have travel and tourism. With global economic growth already anemic due to ongoing trade wars and geopolitical uncertainty, the apprehension caused by the outbreak has increased the potential for a global recession. China took dramatic measures to contain the virus, including large-scale quarantines, which severely limited industrial activity for more than a month. As a result, economic growth forecasts have been slashed in the country and the ripple effects are being felt around the world as efforts to contain the spread of the virus curtail economic activity. Central banks and policymakers also took steps to cushion the economic blow caused by the outbreak, signaling its readiness to cut interest rates, if necessary.

Fears of slower global growth, falling equity prices and rising financial market volatility, along with lower policy rates, have pushed US Treasury yields, and yields on most other sovereign bonds, to record-low levels. While monetary policy is ill suited to counter a supply shock caused by disrupted supply chains, central banks are trying to use the limited number of tools at their disposal to prevent a tightening of financial conditions, which could further undermine market confidence. In addition, fiscal policy measures are being taken around the world.

At the beginning of 2020, market sentiment was upbeat, with easing trade tensions between the US and China after the signing of a phase one trade deal in mid-January, greater clarity on Brexit in the wake of the British Conservative Party’s decisive December election victory, and US Congress approval of a NAFTA replacement. Even after the coronavirus outbreak caught the market’s attention in late January, sentiment remained upbeat, as China’s containment efforts appeared to be effective. However, the spread of the virus to other parts of Asia, the Middle East and Europe in late February dramatically altered the investment landscape, prompting a rapid repricing of equities, credit spreads and commodities.

Contributors to Performance

Stock selection in the financials sector contributed to performance relative to the Russell 2000® Value Index. Within this sector, the fund’s holdings of specialty financial services firm Element Fleet Management (b) (Canada) and securities exchange, financial markets clearing and data services company TMX Group (b) (Canada) bolstered relative results. The share price of TMX Group advanced during the reporting period, outpacing the benchmark, as the company reported solid financial results, driven by strong secondary-capital issuance and related trading volumes. Additionally, an overweight

3

Management Review – continued

position in debt purchase and debt collection company PRA Group further supported relative returns.

An underweight position and stock selection in the energy sector also benefited relative performance. However, there were no individual securities within this sector, either in the fund or in the benchmark, that were among the fund’s top relative contributors during the reporting period.

Elsewhere, the fund’s overweight positions in engineering, procurement and construction company KBR, information solutions and services provider CACI International and mailing and shipping solutions provider Stamps.com buoyed relative performance. The stock price of KBR advanced as the company reported better-than-expected earnings results, driven by strong performance in both its government solutions and energy solutions segments. In addition, holding shares of residential and commercial building materials manufacturer Owens Corning (b), paper-based packaging solutions provider Graphic Packaging Holding (b), automotive cloud services provider Model N (b)(h) and residential home building company Toll Brothers (b) supported relative results.

Detractors from Performance

Stock selection and an underweight position in the utilities sector weakened relative performance. Within this sector, there were no individual securities, either in the fund or in the benchmark, that were among the fund’s top relative detractors during the reporting period.

Stocks in other sectors that weighed on relative performance included the fund’s holdings of onshore contract drilling services provider Patterson-UTI Energy (b), theme park company Six Flags Entertainment (b), entertainment technology company IMAX (b), financial holding company Wintrust Financial (b) and industrial and specialty chemicals distributor Univar Solutions (b). The share price of Patterson-UTI Energy depreciated during the period. Although the company delivered earnings results ahead of expectations, its shares came under pressure after management lowered guidance for margins, drilling and pressure pumping activity. The fund’s overweight positions in industrial coatings and pigment producer Ferro, arts and crafts specialty retailer Michaels Co. and tubular services provider for oil and gas companies Frank’s International also held back relative returns. The share price of Ferro declined as the company reported lower-than-expected sales and weak customer demand in key construction and automobile end markets. The stock also came under pressure after management lowered its guidance, owing to macro and foreign exchange headwinds. Not holding shares of optical and photonics products manufacturer Lumentum and biopharmaceutical firm The Medicines Company further detracted from relative performance.

Respectfully,

Portfolio Manager(s)

Richard Offen and Kevin Schmitz

4

Management Review – continued

Note to Shareholders: Effective December 31, 2019, Richard Offen was added as a Portfolio Manager of the Fund.

(b)	Security is not a benchmark constituent.
(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio manager(s) only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 2/29/20

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment (t)

6

Performance Summary – continued

Total Returns through 2/29/20

Average annual without sales charge

Share Class	Class Inception Date	1-yr	5-yr	Life (t)
A	5/26/11	(2.41)%	6.77%	9.71%
B	5/26/11	(3.11)%	5.96%	8.89%
C	5/26/11	(3.12)%	5.96%	8.89%
I	5/26/11	(2.17)%	7.03%	9.98%
R1	5/26/11	(3.08)%	5.96%	8.89%
R2	5/26/11	(2.64)%	6.51%	9.44%
R3	5/26/11	(2.41)%	6.78%	9.71%
R4	5/26/11	(2.16)%	7.04%	9.99%
R6	7/02/12	(2.02)%	7.14%	11.05%

Comparative benchmark(s)
Russell 2000® Value Index (f)		(9.29)%	3.61%	7.06%

Average annual with sales charge
A With Initial Sales Charge (5.75%)		(8.02)%	5.51%	8.97%
B With CDSC (Declining over six years from 4% to 0%) (v)		(6.82)%	5.64%	8.89%
C With CDSC (1% for 12 months) (v)		(4.05)%	5.96%	8.89%

CDSC – Contingent Deferred Sales Charge.

Class I, R1, R2, R3, R4, and R6 shares do not have a sales charge.

(f)	Source: FactSet Research Systems Inc.
(t)

For the period from the class inception date through the stated period end. The comparative benchmark performance information provided for the “life” period is from the inception date of the Class A shares. (See Notes to Performance Summary.)

(v)	Assuming redemption at the end of the applicable period.

Benchmark Definition(s)

Russell 2000® Value Index – a market-capitalization-weighted, value-oriented index that measures the performance of small-capitalization stocks that have relatively low price-to-book ratios and lower forecasted growth values. Frank Russell Company (“Russell”) is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company. Neither Russell nor its licensors accept any liability for any errors or omissions in the Russell Indexes and/or Russell ratings or underlying data and no party may rely on any Russell Indexes and/or Russell ratings and/or underlying data contained in this document. No further distribution of Russell Data is permitted without Russell’s express written consent. Russell does not promote, sponsor, or endorse the content of this document.

It is not possible to invest directly in an index.

7

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, September 1, 2019 through February 29, 2020

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2019 through February 29, 2020.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 9/01/19	Ending Account Value 2/29/20	Expenses Paid During Period (p) 9/01/19-2/29/20
A	Actual	1.21%	$1,000.00	$972.24	$5.93
	Hypothetical (h)	1.21%	$1,000.00	$1,018.85	$6.07
B	Actual	1.96%	$1,000.00	$968.79	$9.59
	Hypothetical (h)	1.96%	$1,000.00	$1,015.12	$9.82
C	Actual	1.96%	$1,000.00	$968.63	$9.59
	Hypothetical (h)	1.96%	$1,000.00	$1,015.12	$9.82
I	Actual	0.96%	$1,000.00	$973.61	$4.71
	Hypothetical (h)	0.96%	$1,000.00	$1,020.09	$4.82
R1	Actual	1.96%	$1,000.00	$969.01	$9.60
	Hypothetical (h)	1.96%	$1,000.00	$1,015.12	$9.82
R2	Actual	1.46%	$1,000.00	$971.56	$7.16
	Hypothetical (h)	1.46%	$1,000.00	$1,017.60	$7.32
R3	Actual	1.21%	$1,000.00	$972.72	$5.93
	Hypothetical (h)	1.21%	$1,000.00	$1,018.85	$6.07
R4	Actual	0.96%	$1,000.00	$973.69	$4.71
	Hypothetical (h)	0.96%	$1,000.00	$1,020.09	$4.82
R6	Actual	0.86%	$1,000.00	$974.45	$4.22
	Hypothetical (h)	0.86%	$1,000.00	$1,020.59	$4.32

(h)	5% class return per year before expenses.
(p)

“Expenses Paid During Period” are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period). Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

2/29/20

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Issuer	Shares/Par	Value ($)
Common Stocks - 99.8%

Aerospace - 1.7%
CACI International, Inc., “A” (a)	102,983	$25,232,895
PAE, Inc. (a)	2,411,843	26,409,681

		$51,642,576
Apparel Manufacturers - 1.7%
PVH Corp.	289,457	$21,451,658
Skechers USA, Inc., “A” (a)	890,213	29,448,246

		$50,899,904
Automotive - 2.6%
LKQ Corp. (a)	1,116,451	$33,024,621
Methode Electronics, Inc.	473,862	14,528,609
Stoneridge, Inc. (a)	486,100	10,742,810
Visteon Corp. (a)	286,430	18,629,407

		$76,925,447
Brokerage & Asset Managers - 0.9%
TMX Group Ltd.	333,862	$27,785,974

Business Services - 2.0%
BrightView Holdings, Inc. (a)	1,298,107	$18,173,498
PRA Group, Inc. (a)	1,041,665	40,437,435

		$58,610,933
Computer Software - 0.7%
8x8, Inc. (a)	1,108,994	$20,516,389

Computer Software - Systems - 1.2%
Verint Systems, Inc. (a)	659,242	$36,179,201

Construction - 3.6%
GMS, Inc. (a)	682,513	$15,595,422
Owens Corning	678,547	38,331,120
Toll Brothers, Inc.	1,445,606	53,530,790

		$107,457,332
Consumer Products - 3.5%
Energizer Holdings, Inc.	500,435	$21,513,701
Newell Brands, Inc.	2,124,790	32,785,510
Prestige Brands Holdings, Inc. (a)	755,374	28,220,772
Sensient Technologies Corp.	449,289	22,096,033

		$104,616,016

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Consumer Services - 1.2%
Grand Canyon Education, Inc. (a)	241,156	$19,456,466
Regis Corp. (a)	1,292,355	16,490,450

		$35,946,916
Containers - 3.3%
Berry Global Group, Inc. (a)	912,607	$34,642,562
Graphic Packaging Holding Co.	3,527,658	47,693,936
Silgan Holdings, Inc.	545,629	15,621,358

		$97,957,856
Electrical Equipment - 3.2%
HD Supply Holdings, Inc. (a)	903,988	$34,369,623
Littlefuse, Inc.	96,369	15,388,202
TriMas Corp. (a)	962,974	24,411,391
WESCO International, Inc. (a)	474,498	19,250,384

		$93,419,600
Electronics - 1.8%
nLIGHT, Inc. (a)	1,164,114	$19,219,522
Plexus Corp. (a)	533,601	35,404,427

		$54,623,949
Energy - Independent - 1.3%
Magnolia Oil & Gas Corp., “A” (a)	907,929	$6,818,547
Matador Resources Co. (a)	704,589	6,792,238
WPX Energy, Inc. (a)	2,672,354	24,933,063

		$38,543,848
Engineering - Construction - 3.8%
Construction Partners, Inc., “A” (a)	1,086,319	$18,478,286
KBR, Inc.	2,073,086	53,817,312
Quanta Services, Inc.	1,072,866	40,908,381

		$113,203,979
Entertainment - 1.4%
IMAX Corp. (a)	1,405,930	$21,904,389
Six Flags Entertainment Corp.	762,178	19,267,860

		$41,172,249
Food & Beverages - 3.5%
Cal-Maine Foods, Inc.	576,312	$20,107,525
Hostess Brands, Inc. (a)	2,748,279	34,930,626
Nomad Foods Ltd. (a)	1,864,991	34,427,734
Sanderson Farms, Inc.	125,830	15,547,555

		$105,013,440

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Gaming & Lodging - 0.5%
Wyndham Hotels & Resorts, Inc.	291,512	$14,852,536

Insurance - 3.2%
CNO Financial Group, Inc.	1,743,080	$27,924,142
Everest Re Group Ltd.	68,317	16,934,418
Hanover Insurance Group, Inc.	159,534	18,911,160
Safety Insurance Group, Inc.	80,970	6,375,578
Third Point Reinsurance Ltd. (a)	2,611,095	23,290,967

		$93,436,265
Internet - 0.7%
Stamps.com, Inc. (a)	137,210	$19,361,703

Leisure & Toys - 1.5%
Brunswick Corp.	660,657	$35,146,953
Funko, Inc., “A” (a)	979,385	7,942,812

		$43,089,765
Machinery & Tools - 4.0%
AGCO Corp.	409,856	$24,767,598
Enerpac Tool Group Corp.	748,625	15,998,116
ITT, Inc.	244,526	14,708,239
Kennametal, Inc.	1,274,544	35,432,323
Regal Beloit Corp.	344,032	26,710,645

		$117,616,921
Major Banks - 1.3%
TCF Financial Corp.	1,054,506	$38,426,199

Medical & Health Technology & Services - 1.5%
Premier, Inc., “A” (a)	1,516,534	$44,631,596

Medical Equipment - 0.9%
Envista Holdings Corp. (a)	1,079,529	$27,398,446

Natural Gas - Distribution - 2.4%
New Jersey Resources Corp.	561,205	$19,816,148
South Jersey Industries, Inc.	1,879,192	50,832,144

		$70,648,292
Natural Gas - Pipeline - 1.6%
Plains GP Holdings LP	1,571,726	$21,642,667
Tallgrass Energy GP LP	1,114,792	24,603,460

		$46,246,127

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued
Oil Services - 2.9%
Apergy Corp. (a)	352,139	$6,549,785
Frank’s International N.V. (a)	5,819,465	22,812,303
Helmerich & Payne	336,537	12,414,850
NOW, Inc. (a)	2,091,101	18,464,422
Patterson-UTI Energy, Inc.	4,245,818	24,328,537

		$84,569,897
Other Banks & Diversified Financials - 18.1%
Air Lease Corp.	788,746	$30,256,297
Bank of Hawaii Corp.	412,814	30,721,618
Brookline Bancorp, Inc.	2,372,007	32,899,737
Cathay General Bancorp, Inc.	1,035,481	31,872,105
Cullen/Frost Bankers, Inc.	228,374	17,902,238
CVB Financial Corp.	892,096	16,539,460
Element Fleet Management Corp.	4,040,235	37,806,185
Encore Capital Group, Inc. (a)	158,089	5,874,587
First Hawaiian, Inc.	1,741,609	41,711,535
Hanmi Financial Corp.	1,506,344	23,498,966
Lakeland Financial Corp.	943,213	38,549,115
Prosperity Bancshares, Inc.	604,166	39,029,124
Sandy Spring Bancorp, Inc.	415,339	12,775,828
Signature Bank	327,573	40,979,382
SLM Corp.	2,339,420	24,259,785
Textainer Group Holdings Ltd. (a)	1,649,390	13,607,467
UMB Financial Corp.	732,938	42,620,345
Umpqua Holdings Corp.	1,464,299	22,535,562
Wintrust Financial Corp.	624,404	33,349,418

		$536,788,754
Pharmaceuticals - 0.3%
Genomma Lab Internacional S.A., “B” (a)	7,812,072	$7,906,136

Pollution Control - 0.7%
Stericycle, Inc. (a)	365,691	$21,001,634

Real Estate - 10.9%
Brixmor Property Group, Inc., REIT	1,240,051	$22,581,329
Corporate Office Properties Trust, REIT	1,387,402	35,156,767
Equity Commonwealth, REIT	1,073,914	33,785,334
Industrial Logistics Properties Trust, REIT	2,007,044	41,465,529
Invesco Mortgage Capital, Inc., REIT	1,529,248	24,590,308
Lexington Realty Trust, REIT	2,160,399	22,403,338
Life Storage, Inc., REIT	293,564	31,678,491

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Common Stocks - continued

Real Estate - continued
Office Properties Income Trust, REIT	1,042,452	$30,366,627
Spirit Realty Capital, Inc., REIT	517,311	23,537,651
STAG Industrial, Inc., REIT	835,778	23,385,068
Two Harbors Investment Corp., REIT	2,532,977	34,321,838

		$323,272,280
Specialty Chemicals - 4.6%
Axalta Coating Systems Ltd. (a)	580,614	$14,468,901
Compass Minerals International, Inc.	486,560	26,541,848
Element Solutions, Inc. (a)	2,887,200	29,998,008
Ferro Corp. (a)	2,647,545	30,764,473
Ferroglobe PLC (a)	2,540,657	2,038,369
Univar Solutions, Inc. (a)	1,952,248	33,168,693

		$136,980,292
Specialty Stores - 2.6%
BJ’s Wholesale Club Holdings, Inc. (a)	1,002,486	$19,307,880
Michaels Co., Inc. (a)	1,276,801	5,477,476
Urban Outfitters, Inc. (a)	1,353,553	31,822,031
Zumiez, Inc. (a)	825,735	21,906,750

		$78,514,137
Trucking - 1.1%
Schneider National, Inc.	1,826,080	$32,705,093

Utilities - Electric Power - 3.6%
Black Hills Corp.	739,819	$53,414,932
Portland General Electric Co.	960,432	52,257,105

		$105,672,037
Total Common Stocks (Identified Cost, $3,047,164,165)		$2,957,633,719

Investment Companies (h) - 0.8%
Money Market Funds - 0.8%
MFS Institutional Money Market Portfolio, 1.61% (v) (Identified Cost, $24,246,094)	24,248,245	$24,250,670

Other Assets, Less Liabilities - (0.6)%		(17,288,265)
Net Assets - 100.0%		$2,964,596,124

(a)	Non-income producing security.

15

Portfolio of Investments – continued

(h)

An affiliated issuer, which may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. At period end, the aggregate values of the fund’s investments in affiliated issuers and in unaffiliated issuers were $24,250,670 and $2,957,633,719, respectively.

(v)

Affiliated issuer that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

REIT	Real Estate Investment Trust

See Notes to Financial Statements

16

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 2/29/20

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments in unaffiliated issuers, at value (identified cost, $3,047,164,165)	$2,957,633,719
Investments in affiliated issuers, at value (identified cost, $24,246,094)	24,250,670
Receivables for
Investments sold	8,016,597
Fund shares sold	5,914,163
Dividends	3,949,509
Other assets	10,597
Total assets	$2,999,775,255

Liabilities
Payables for
Investments purchased	$24,329,664
Fund shares reacquired	9,254,827
Payable to affiliates
Investment adviser	203,815
Administrative services fee	3,382
Shareholder servicing costs	1,029,922
Distribution and service fees	12,628
Payable for independent Trustees’ compensation	216
Accrued expenses and other liabilities	344,677
Total liabilities	$35,179,131
Net assets	$2,964,596,124

Net assets consist of
Paid-in capital	$3,014,300,186
Total distributable earnings (loss)	(49,704,062)
Net assets	$2,964,596,124
Shares of beneficial interest outstanding	208,757,887

17

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$331,255,231	23,453,777	$14.12
Class B	6,207,356	460,333	13.48
Class C	38,477,157	2,868,263	13.41
Class I	1,119,891,281	78,792,249	14.21
Class R1	1,452,956	107,719	13.49
Class R2	5,054,264	359,925	14.04
Class R3	76,069,061	5,374,257	14.15
Class R4	82,613,382	5,804,625	14.23
Class R6	1,303,575,436	91,536,739	14.24

(a)

Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $14.98 [100 / 94.25 x $14.12]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R6.

See Notes to Financial Statements

18

Financial Statements

STATEMENT OF OPERATIONS

Year ended 2/29/20

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income (loss)
Income
Dividends	$54,725,458
Dividends from affiliated issuers	1,135,510
Income on securities loaned	405,036
Other	227,131
Interest	546
Foreign taxes withheld	(261,097)
Total investment income	$56,232,584
Expenses
Management fee	$24,991,753
Distribution and service fees	1,628,053
Shareholder servicing costs	1,948,861
Administrative services fee	408,497
Independent Trustees’ compensation	39,113
Custodian fee	144,380
Shareholder communications	268,032
Audit and tax fees	58,030
Legal fees	27,023
Miscellaneous	440,344
Total expenses	$29,954,086
Reduction of expenses by investment adviser and distributor	(300,002)
Net expenses	$29,654,084
Net investment income (loss)	$26,578,500

Realized and unrealized gain (loss)
Realized gain (loss) (identified cost basis)
Unaffiliated issuers	$154,517,603
Affiliated issuers	558,369
Foreign currency	(14,486)
Net realized gain (loss)	$155,061,486
Change in unrealized appreciation or depreciation
Unaffiliated issuers	$(247,165,668)
Affiliated issuers	5,033,098
Translation of assets and liabilities in foreign currencies	(6,846)
Net unrealized gain (loss)	$(242,139,416)
Net realized and unrealized gain (loss)	$(87,077,930)
Change in net assets from operations	$(60,499,430)

See Notes to Financial Statements

19

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Year ended
	2/29/20	2/28/19
Change in net assets

From operations
Net investment income (loss)	$26,578,500	$10,671,108
Net realized gain (loss)	155,061,486	106,715,147
Net unrealized gain (loss)	(242,139,416)	40,199,192
Change in net assets from operations	$(60,499,430)	$157,585,447
Total distributions to shareholders	$(160,253,589)	$(116,052,923)
Change in net assets from fund share transactions	$841,315,919	$1,006,106,615
Total change in net assets	$620,562,900	$1,047,639,139

Net assets
At beginning of period	2,344,033,224	1,296,394,085
At end of period	$2,964,596,124	$2,344,033,224

See Notes to Financial Statements

20

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Year ended

	2/29/20	2/28/19	2/28/18		2/28/17		2/29/16
Net asset value, beginning of period	$15.16	$14.92	$14.99		$11.40		$12.98

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.05	$0.02		$0.03	(c)	$0.05
Net realized and unrealized gain (loss)	(0.38)	1.21	0.72		4.18		(1.26)
Total from investment operations	$(0.28)	$1.26	$0.74		$4.21		$(1.21)

Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.04)	$(0.00	)(w)	$(0.06)		$(0.05)
From net realized gain	(0.66)	(0.98)	(0.81)		(0.56)		(0.32)
Total distributions declared to shareholders	$(0.76)	$(1.02)	$(0.81)		$(0.62)		$(0.37)
Net asset value, end of period (x)	$14.12	$15.16	$14.92		$14.99		$11.40
Total return (%) (r)(s)(t)(x)	(2.41)	8.90	4.98		37.22	(c)	(9.38)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.23	1.29	1.33		1.43	(c)	1.55
Expenses after expense reductions (f)	1.22	1.28	1.32		1.39	(c)	1.39
Net investment income (loss)	0.64	0.31	0.12		0.22	(c)	0.38
Portfolio turnover	44	57	60		60		60
Net assets at end of period (000 omitted)	$331,255	$318,067	$250,525		$189,746		$52,645

See Notes to Financial Statements

21

Financial Highlights – continued

Class B	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$14.52	$14.40	$14.60	$11.16		$12.76

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.07)	$(0.09)	$(0.07	)(c)	$(0.05)
Net realized and unrealized gain (loss)	(0.36)	1.17	0.70	4.08		(1.23)
Total from investment operations	$(0.38)	$1.10	$0.61	$4.01		$(1.28)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$(0.01)		$—
From net realized gain	(0.66)	(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.66)	$(0.98)	$(0.81)	$(0.57)		$(0.32)
Net asset value, end of period (x)	$13.48	$14.52	$14.40	$14.60		$11.16
Total return (%) (r)(s)(t)(x)	(3.11)	8.05	4.21	36.17	(c)	(10.10)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.04	2.08	2.18	(c)	2.28
Expenses after expense reductions (f)	1.97	2.03	2.07	2.14	(c)	2.14
Net investment income (loss)	(0.12)	(0.48)	(0.63)	(0.54	)(c)	(0.38)
Portfolio turnover	44	57	60	60		60
Net assets at end of period (000 omitted)	$6,207	$7,198	$6,329	$5,872		$1,545

Class C	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$14.45	$14.33	$14.54	$11.11		$12.73

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)	$(0.08)	$(0.09)	$(0.06	)(c)	$(0.04)
Net realized and unrealized gain (loss)	(0.36)	1.18	0.69	4.05		(1.23)
Total from investment operations	$(0.38)	$1.10	$0.60	$3.99		$(1.27)

Less distributions declared to shareholders
From net investment income	$—	$—	$—	$—		$(0.03)
From net realized gain	(0.66)	(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.66)	$(0.98)	$(0.81)	$(0.56)		$(0.35)
Net asset value, end of period (x)	$13.41	$14.45	$14.33	$14.54		$11.11
Total return (%) (r)(s)(t)(x)	(3.12)	8.09	4.15	36.17	(c)	(10.08)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98	2.04	2.08	2.18	(c)	2.30
Expenses after expense reductions (f)	1.97	2.03	2.07	2.14	(c)	2.14
Net investment income (loss)	(0.11)	(0.56)	(0.64)	(0.46	)(c)	(0.37)
Portfolio turnover	44	57	60	60		60
Net assets at end of period (000 omitted)	$38,477	$41,046	$52,616	$63,140		$35,227

See Notes to Financial Statements

22

Financial Highlights – continued

Class I	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$15.25		$15.00	$15.06	$11.44		$13.01

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14		$0.12	$0.06	$0.06	(c)	$0.08
Net realized and unrealized gain (loss)	(0.39)		1.19	0.73	4.20		(1.26)
Total from investment operations	$(0.25)		$1.31	$0.79	$4.26		$(1.18)

Less distributions declared to shareholders
From net investment income	$(0.13)		$(0.08)	$(0.04)	$(0.08)		$(0.07)
From net realized gain	(0.66)		(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.79)		$(1.06)	$(0.85)	$(0.64)		$(0.39)
Net asset value, end of period (x)	$14.21		$15.25	$15.00	$15.06		$11.44
Total return (%) (r)(s)(t)(x)	(2.17)		9.19	5.26	37.54	(c)	(9.15)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98		1.04	1.08	1.18	(c)	1.29
Expenses after expense reductions (f)	0.97		1.03	1.07	1.14	(c)	1.14
Net investment income (loss)	0.89		0.77	0.37	0.42	(c)	0.62
Portfolio turnover	44		57	60	60		60
Net assets at end of period (000 omitted)	$1,119,891		$917,167	$351,939	$242,154		$31,278

Class R1	Year ended

	2/29/20		2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$14.53		$14.41	$14.61	$11.16		$12.76

Income (loss) from investment operations
Net investment income (loss) (d)	$(0.02)		$(0.06)	$(0.09)	$(0.06	)(c)	$(0.05)
Net realized and unrealized gain (loss)	(0.36)		1.16	0.70	4.07		(1.23)
Total from investment operations	$(0.38)		$1.10	$0.61	$4.01		$(1.28)

Less distributions declared to shareholders
From net investment income	$(0.00	)(w)	$—	$—	$—		$—
From net realized gain	(0.66)		(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.66)		$(0.98)	$(0.81)	$(0.56)		$(0.32)
Net asset value, end of period (x)	$13.49		$14.53	$14.41	$14.61		$11.16
Total return (%) (r)(s)(t)(x)	(3.08)		8.04	4.20	36.19	(c)	(10.10)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.98		2.04	2.08	2.18	(c)	2.28
Expenses after expense reductions (f)	1.97		2.03	2.07	2.14	(c)	2.14
Net investment income (loss)	(0.11)		(0.42)	(0.64)	(0.45	)(c)	(0.37)
Portfolio turnover	44		57	60	60		60
Net assets at end of period (000 omitted)	$1,453		$1,581	$1,228	$210		$200

See Notes to Financial Statements

23

Financial Highlights – continued

Class R2	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$15.09	$14.87	$14.97	$11.40		$12.96

Income (loss) from investment operations
Net investment income (loss) (d)	$0.06	$0.02	$(0.02)	$(0.00	)(c)(w)	$0.02
Net realized and unrealized gain (loss)	(0.38)	1.19	0.73	4.17		(1.25)
Total from investment operations	$(0.32)	$1.21	$0.71	$4.17		$(1.23)

Less distributions declared to shareholders
From net investment income	$(0.07)	$(0.01)	$—	$(0.04)		$(0.01)
From net realized gain	(0.66)	(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.73)	$(0.99)	$(0.81)	$(0.60)		$(0.33)
Net asset value, end of period (x)	$14.04	$15.09	$14.87	$14.97		$11.40
Total return (%) (r)(s)(t)(x)	(2.64)	8.59	4.78	36.81	(c)	(9.58)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.47	1.54	1.58	1.68	(c)	1.78
Expenses after expense reductions (f)	1.47	1.53	1.57	1.64	(c)	1.64
Net investment income (loss)	0.40	0.16	(0.13)	(0.02	)(c)	0.14
Portfolio turnover	44	57	60	60		60
Net assets at end of period (000 omitted)	$5,054	$3,719	$2,349	$1,216		$528

Class R3	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$15.20	$14.96	$15.03	$11.43		$13.00

Income (loss) from investment operations
Net investment income (loss) (d)	$0.10	$0.06	$0.02	$0.01	(c)	$0.04
Net realized and unrealized gain (loss)	(0.38)	1.20	0.73	4.20		(1.24)
Total from investment operations	$(0.28)	$1.26	$0.75	$4.21		$(1.20)

Less distributions declared to shareholders
From net investment income	$(0.11)	$(0.04)	$(0.01)	$(0.05)		$(0.05)
From net realized gain	(0.66)	(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.77)	$(1.02)	$(0.82)	$(0.61)		$(0.37)
Net asset value, end of period (x)	$14.15	$15.20	$14.96	$15.03		$11.43
Total return (%) (r)(s)(t)(x)	(2.41)	8.88	5.04	37.11	(c)	(9.30)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.22	1.29	1.33	1.46	(c)	1.55
Expenses after expense reductions (f)	1.21	1.28	1.32	1.39	(c)	1.39
Net investment income (loss)	0.64	0.40	0.11	0.08	(c)	0.36
Portfolio turnover	44	57	60	60		60
Net assets at end of period (000 omitted)	$76,069	$45,355	$26,095	$14,208		$2,095

See Notes to Financial Statements

24

Financial Highlights – continued

Class R4	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$15.27	$15.02	$15.08	$11.46		$13.03

Income (loss) from investment operations
Net investment income (loss) (d)	$0.14	$0.10	$0.06	$0.06	(c)	$0.08
Net realized and unrealized gain (loss)	(0.38)	1.21	0.73	4.20		(1.26)
Total from investment operations	$(0.24)	$1.31	$0.79	$4.26		$(1.18)

Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.08)	$(0.04)	$(0.08)		$(0.07)
From net realized gain	(0.66)	(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.80)	$(1.06)	$(0.85)	$(0.64)		$(0.39)
Net asset value, end of period (x)	$14.23	$15.27	$15.02	$15.08		$11.46
Total return (%) (r)(s)(t)(x)	(2.16)	9.19	5.28	37.46	(c)	(9.12)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.98	1.03	1.08	1.20	(c)	1.29
Expenses after expense reductions (f)	0.97	1.03	1.07	1.14	(c)	1.14
Net investment income (loss)	0.89	0.66	0.36	0.45	(c)	0.65
Portfolio turnover	44	57	60	60		60
Net assets at end of period (000 omitted)	$82,613	$71,765	$5,469	$2,440		$584

Class R6	Year ended

	2/29/20	2/28/19	2/28/18	2/28/17		2/29/16
Net asset value, beginning of period	$15.27	$15.02	$15.08	$11.45		$13.02

Income (loss) from investment operations
Net investment income (loss) (d)	$0.16	$0.12	$0.07	$0.10	(c)	$0.09
Net realized and unrealized gain (loss)	(0.38)	1.20	0.73	4.18		(1.26)
Total from investment operations	$(0.22)	$1.32	$0.80	$4.28		$(1.17)

Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.09)	$(0.05)	$(0.09)		$(0.08)
From net realized gain	(0.66)	(0.98)	(0.81)	(0.56)		(0.32)
Total distributions declared to shareholders	$(0.81)	$(1.07)	$(0.86)	$(0.65)		$(0.40)
Net asset value, end of period (x)	$14.24	$15.27	$15.02	$15.08		$11.45
Total return (%) (r)(s)(t)(x)	(2.02)	9.28	5.36	37.68	(c)	(9.09)

Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.87	0.92	0.97	1.07	(c)	1.21
Expenses after expense reductions (f)	0.86	0.92	0.96	1.02	(c)	1.06
Net investment income (loss)	0.99	0.78	0.47	0.73	(c)	0.71
Portfolio turnover	44	57	60	60		60
Net assets at end of period (000 omitted)	$1,303,575	$938,134	$599,845	$346,955		$290,204

See Notes to Financial Statements

25

Financial Highlights – continued

(c)	Amount reflects a one-time reimbursement of expenses by the custodian (or former custodian) without which net investment income and performance would be lower and expenses would be higher.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)

The net asset values and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

26

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS New Discovery Value Fund (the fund) is a diversified series of MFS Series Trust XIII (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

The fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund will generally focus on securities of small size companies which may be more volatile than those of larger companies.

In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other IBOR-based reference rates as of the end of 2021. The temporary relief provided by ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform.

Balance Sheet Offsetting – The fund’s accounting policy with respect to balance sheet offsetting is that, absent an event of default by the counterparty or a termination of the agreement, the International Swaps and Derivatives Association (ISDA) Master Agreement, or similar agreement, does not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty. The fund’s right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific master netting agreement counterparty is subject. Balance sheet offsetting disclosures, to the extent applicable to the fund, have been included in the fund’s Significant Accounting Policies note under the captions for each of the fund’s in-scope financial instruments and transactions.

27

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price on their primary market or exchange as provided by a third-party pricing service. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation on their primary market or exchange as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less may be valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. In determining values, third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halt of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

28

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of February 29, 2020 in valuing the fund’s assets or liabilities:

Financial Instruments	Level 1	Level 2	Level 3	Total
Equity Securities	$2,957,633,719	$—	$—	$2,957,633,719
Mutual Funds	24,250,670	—	—	24,250,670
Total	$2,981,884,389	$—	$—	$2,981,884,389

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – Under its Securities Lending Agency Agreement with the fund, State Street Bank and Trust Company, as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. Security loans can be terminated at the discretion of either the lending agent or the fund and the related securities must be returned within the earlier of the standard trade settlement period for such securities or within three business days. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. On loans collateralized by cash, the cash collateral is invested in a money market fund. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. The lending agent provides the fund with indemnification against Borrower default. In the event of Borrower default, the lending agent will, for the benefit of the fund, either purchase securities identical to those loaned or, when such purchase is commercially impracticable, pay the fund the market value of the loaned securities. In return, the lending agent assumes

29

Notes to Financial Statements – continued

the fund’s rights to the related collateral. If the collateral value is less than the cost to purchase identical securities, the lending agent is responsible for the shortfall, but only to the extent that such shortfall is not due to a decline in collateral value resulting from collateral reinvestment for which the fund bears the risk of loss. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is separately reported in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At February 29, 2020, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Management has analyzed the fund’s tax positions taken on federal and state tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability. Foreign taxes, if any, have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

30

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	Year ended 2/29/20	Year ended 2/28/19
Ordinary income (including any short-term capital gains)	$77,824,337	$59,674,693
Long-term capital gains	82,429,252	56,378,230

Total distributions	$160,253,589	$116,052,923

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 2/29/20

Cost of investments	$3,096,538,901
Gross appreciation	231,817,550

Gross depreciation	(346,472,062)
Net unrealized appreciation (depreciation)	$(114,654,512)

Undistributed ordinary income	34,240,596
Undistributed long-term capital gain	30,716,611
Other temporary differences	(6,757)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income, realized and unrealized gain (loss), and common expenses are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. Class C shares will convert to Class A shares

31

Notes to Financial Statements – continued

approximately ten years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 2/29/20	Year ended 2/28/19
Class A	$17,789,262	$18,925,487
Class B	312,488	466,649
Class C	1,955,625	2,718,879
Class I	64,354,722	38,137,514
Class R1	78,725	100,121
Class R2	238,639	199,901
Class R3	3,767,906	2,474,913
Class R4	4,388,677	1,414,092
Class R6	67,367,545	51,615,367
Total	$160,253,589	$116,052,923

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. For the period from March 1, 2019 through July 31, 2019, the management fee was computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion	0.75%

Effective August 1, 2019, the management fee is computed daily and paid monthly at the following annual rates based on the fund’s average daily net assets:

Up to $1 billion	0.90%
In excess of $1 billion and up to $2.5 billion	0.80%
In excess of $2.5 billion and up to $5 billion	0.75%
In excess of $5 billion	0.70%

MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the year ended February 29, 2020, this management fee reduction amounted to $298,676, which is included in the reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended February 29, 2020 was equivalent to an annual effective rate of 0.81% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, excluding interest, taxes, extraordinary expenses, brokerage and

32

Notes to Financial Statements – continued

transaction costs, and investment-related expenses, such that total fund operating expenses do not exceed the following rates annually of each class’s average daily net assets:

Classes

A	B	C	I	R1	R2	R3	R4	R6
1.39%	2.14%	2.14%	1.14%	2.14%	1.64%	1.39%	1.14%	1.10%

This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until June 30, 2021. For the year ended February 29, 2020, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $123,528 for the year ended February 29, 2020, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain share classes pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$902,335
Class B	0.75%	0.25%	1.00%	1.00%	71,883
Class C	0.75%	0.25%	1.00%	1.00%	440,083
Class R1	0.75%	0.25%	1.00%	1.00%	17,126
Class R2	0.25%	0.25%	0.50%	0.50%	23,650
Class R3	—	0.25%	0.25%	0.25%	172,976
Total Distribution and Service Fees					$1,628,053

(d)

In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.

(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended February 29, 2020 based on each class’s average daily net assets. MFD has voluntarily agreed to rebate a portion of each class’s 0.25% service fee attributable to accounts for which MFD retains the 0.25% service fee except for accounts attributable to MFS or its affiliates’ seed money. For the year ended February 29, 2020, this rebate amounted to $1,316 and $10 for Class A and Class C, respectively, and is included in the reduction of total expenses in the Statement of Operations.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of

33

Notes to Financial Statements – continued

purchase. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. All contingent deferred sales charges are paid to MFD and during the year ended February 29, 2020, were as follows:

Amount
Class A	$11,587
Class B	6,991
Class C	6,515

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended February 29, 2020, the fee was $71,835, which equated to 0.0024% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R6 shares do not incur sub-accounting fees. For the year ended February 29, 2020, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $1,877,026.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended February 29, 2020 was equivalent to an annual effective rate of 0.0135% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration from MFS for their services to the fund. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) had entered into a service agreement (the ISO Agreement) which provided for payment of fees solely by the funds to Tarantino LLC in return for the provision of services of an Independent Senior Officer (ISO) for the funds. Frank L. Tarantino served as the ISO and was an officer of the funds and the sole member of Tarantino LLC. Effective June 30, 2019, Mr. Tarantino retired from his position as ISO for the funds, and the ISO

Agreement was terminated. For the year ended February 29, 2020, the fee paid by the fund under this agreement was $2,268 and is included in “Miscellaneous” expense in the Statement of Operations. MFS had agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ISO.

34

Notes to Financial Statements – continued

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. This money market fund does not pay a management fee to MFS but does incur investment and operating costs.

On December 14, 2018, MFS redeemed 3,814 shares of Class R1 for an aggregate amount of $49,392.

The fund is permitted to engage in purchase and sale transactions with funds and accounts for which MFS serves as investment adviser or sub-adviser (“cross-trades”) pursuant to a policy adopted by the Board of Trustees. This policy has been designed to ensure that cross-trades conducted by the fund comply with Rule 17a-7 under the Investment Company Act of 1940. During the year ended February 29, 2020, the fund engaged in purchase and sale transactions pursuant to this policy, which amounted to $8,030,744 and $5,265,049, respectively. The sales transactions resulted in net realized gains (losses) of $(644,878).

The adviser has voluntarily undertaken to reimburse the fund from its own resources on a quarterly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended February 29, 2020, this reimbursement amounted to $226,870, which is included in “Other” income in the Statement of Operations.

(4) Portfolio Securities

For the year ended February 29, 2020, purchases and sales of investments, other than short-term obligations, aggregated $2,036,187,020 and $1,303,167,905, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 2/29/20		Year ended 2/28/19

	Shares	Amount	Shares	Amount
Shares sold
Class A	5,577,550	$85,389,314	8,041,062	$122,957,850
Class B	19,644	285,826	108,564	1,644,646
Class C	673,942	9,832,448	1,128,691	16,438,519
Class I	42,394,685	655,167,836	47,776,948	719,626,709
Class R1	28,079	417,124	31,229	465,123
Class R2	174,890	2,687,367	122,320	1,876,434
Class R3	3,286,074	50,752,337	2,064,259	31,092,121
Class R4	2,243,740	35,281,576	4,568,336	68,736,857
Class R6	42,619,200	664,114,955	28,244,020	421,028,847
	97,017,804	$1,503,928,783	92,085,429	$1,383,867,106

35

Notes to Financial Statements – continued

	Year ended 2/29/20		Year ended 2/28/19

	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,103,400	$17,758,007	1,310,231	$18,890,361
Class B	20,102	308,444	32,910	458,112
Class C	127,231	1,942,050	195,279	2,711,087
Class I	3,854,882	62,379,748	2,554,758	36,739,155
Class R1	5,122	78,702	7,210	100,121
Class R2	14,690	235,686	13,945	199,901
Class R3	233,236	3,767,906	171,290	2,474,913
Class R4	270,594	4,388,677	97,915	1,414,092
Class R6	3,598,415	58,497,411	3,103,837	45,025,490
	9,227,672	$149,356,631	7,487,375	$108,013,232

Shares reacquired
Class A	(4,209,324)	$(65,745,289)	(5,159,565)	$(77,005,362)
Class B	(74,998)	(1,108,951)	(85,354)	(1,256,709)
Class C	(772,969)	(11,432,414)	(2,154,430)	(31,919,718)
Class I	(27,611,658)	(436,075,428)	(13,637,977)	(202,994,639)
Class R1	(34,254)	(518,052)	(14,868)	(212,816)
Class R2	(76,108)	(1,185,224)	(47,806)	(727,197)
Class R3	(1,129,204)	(17,867,271)	(996,009)	(15,674,483)
Class R4	(1,410,009)	(22,315,100)	(330,031)	(5,054,993)
Class R6	(16,105,740)	(255,721,766)	(9,852,865)	(150,927,806)
	(51,424,264)	$(811,969,495)	(32,278,905)	$(485,773,723)

Net change
Class A	2,471,626	$37,402,032	4,191,728	$64,842,849
Class B	(35,252)	(514,681)	56,120	846,049
Class C	28,204	342,084	(830,460)	(12,770,112)
Class I	18,637,909	281,472,156	36,693,729	553,371,225
Class R1	(1,053)	(22,226)	23,571	352,428
Class R2	113,472	1,737,829	88,459	1,349,138
Class R3	2,390,106	36,652,972	1,239,540	17,892,551
Class R4	1,104,325	17,355,153	4,336,220	65,095,956
Class R6	30,111,875	466,890,600	21,494,992	315,126,531
	54,821,212	$841,315,919	67,293,899	$1,006,106,615

Class T shares were not publicly available for sale during the period. Please see the fund’s prospectus for details.

Effective June 1, 2019, purchases of the fund’s Class B shares are closed to new and existing investors subject to certain exceptions. Effective at the close of business on August 14, 2019, the fund is closed to new investors subject to certain exceptions. Please see the fund’s prospectus for details.

36

Notes to Financial Statements – continued

The fund is one of several mutual funds in which certain MFS funds may invest. The MFS funds do not invest in the underlying funds for the purpose of exercising management or control. At the end of the period, the MFS Growth Allocation Fund, the MFS Moderate Allocation Fund, the MFS Aggressive Growth Allocation Fund, and the MFS Conservative Allocation Fund were the owners of record of approximately 3%, 3%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2020 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, the MFS Lifetime 2055 Fund, the MFS Lifetime 2060 Fund, and the MFS Lifetime Income Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.25 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndicate of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the highest of one month LIBOR, the Federal Funds Effective Rate and the Overnight Bank Funding Rate, plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at rates equal to customary reference rates plus an agreed upon spread. For the year ended February 29, 2020, the fund’s commitment fee and interest expense were $15,175 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Investments in Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the following were affiliated issuers:

Affiliated Issuers	Beginning Value	Purchases	Sales Proceeds	Realized Gain (Loss)	Change in Unrealized Appreciation or Depreciation	Ending Value
Construction Partners, Inc., “A”*	$14,613,797	$591,701	$2,305,323	$548,262	$5,029,849	$—
MFS Institutional Money Market Portfolio	56,574,297	1,093,432,896	1,125,769,879	10,107	3,249	24,250,670
	$71,188,094	$1,094,024,597	$1,128,075,202	$558,369	$5,033,098	$24,250,670

Affiliated Issuers					Dividend Income	Capital Gain Distributions
Construction Partners, Inc., “A”*					$—	$—
MFS Institutional Money Market Portfolio					1,135,510	—
					$1,135,510	$—

*	Held at period end. No longer considered an affiliated issuer.

37

Notes to Financial Statements – continued

(8) Impacts of COVID-19

The pandemic related to the global spread of novel coronavirus disease (COVID-19), which was first detected in December 2019, has resulted in significant disruptions to global business activity and the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the securities and commodities markets in general. This pandemic, the full effects of which are still unknown, has resulted in substantial market volatility and may have adversely impacted the prices and liquidity of the fund’s investments and the fund’s performance during the period February 29, 2020 through April 16, 2020, the date that these financial statements were issued.

38

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of MFS New Discovery Value Fund and the Board of Trustees of MFS Series Trust XIII

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of MFS New Discovery Value Fund (the “Fund”) (one of the funds constituting MFS Series Trust XIII (the “Trust”)), including the portfolio of investments, as of February 29, 2020, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting MFS Series Trust XIII) at February 29, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 29, 2020, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included

39

Report of Independent Registered Public Accounting Firm – continued

evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more MFS investment companies since 1993.

Boston, Massachusetts

April 16, 2020

40

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of April 1, 2020, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and Officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 56)	Trustee	February 2004	133	Massachusetts Financial Services Company, Executive Chairman (since January 2017); Director; Chairman of the Board; Chief Executive Officer (until 2015); Co-Chief Executive Officer (2015-2016)	N/A

Robin A. Stelmach (k) (age 58)	Trustee	January 2014	133	Massachusetts Financial Services Company, Vice Chair (since January 2017); Chief Operating Officer and Executive Vice President (until January 2017)	N/A
INDEPENDENT TRUSTEES
John P. Kavanaugh (age 65)	Trustee and Chair of Trustees	January 2009	133	Private investor	N/A

Steven E. Buller (age 68)	Trustee	February 2014	133	Financial Accounting Standards Advisory Council, Chairman (2014-2015); Public Company Accounting Oversight Board, Standing Advisory Group, Member (until 2014); BlackRock, Inc. (investment management), Managing Director (until 2014), BlackRock Finco UK (investment management), Director (until 2014)	N/A

41

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
John A. Caroselli (age 65)	Trustee	March 2017	133	JC Global Advisors, LLC (management consulting), President (since 2015); First Capital Corporation (commercial finance), Executive Vice President (until 2015)	N/A

Maureen R. Goldfarb (age 64)	Trustee	January 2009	133	Private investor	N/A

Peter D. Jones (age 64)	Trustee	January 2019	133	Franklin Templeton Distributors, Inc. (investment management), President (until 2015); Franklin Templeton Institutional, LLC (investment management), Chairman (until 2015)	N/A

James W. Kilman, Jr. (age 58)	Trustee	January 2019	133	Burford Capital Limited (finance and investment management), Chief Financial Officer (since 2019); KielStrand Capital LLC (family office), Chief Executive Officer (since 2016); Morgan Stanley & Co. (financial services), Vice Chairman of Investment Banking, Co-Head of Diversified Financials Coverage – Financial Institutions Investment Banking Group (until 2016)	Alpha-En Corporation, Director (2016-2019)

42

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds overseen by the Trustee	Principal Occupations During the Past Five Years	Other Directorships During the Past Five Years (j)
Clarence Otis, Jr. (age 63)	Trustee	March 2017	133	Darden Restaurants, Inc., Chief Executive Officer (until 2014)	VF Corporation, Director; Verizon Communications, Inc., Director; The Travelers Companies, Director; Federal Reserve Bank of Atlanta, Director (until 2015)

Maryanne L. Roepke (age 64)	Trustee	May 2014	133	American Century Investments (investment management), Senior Vice President and Chief Compliance Officer (until 2014)	N/A

Laurie J. Thomsen (age 62)	Trustee	March 2005	133	Private investor	The Travelers Companies, Director; Dycom Industries, Inc., Director (since 2015)

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
OFFICERS
Christopher R. Bohane (k) (age 46)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kino Clark (k) (age 51)	Assistant Treasurer	January 2012	133	Massachusetts Financial Services Company, Vice President

John W. Clark, Jr. (k) (age 53)	Assistant Treasurer	April 2017	133	Massachusetts Financial Services Company, Vice President (since March 2017); Deutsche Bank (financial services), Department Head – Treasurer’s Office (until February 2017)

43

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
Thomas H. Connors (k) (age 60)	Assistant Secretary and Assistant Clerk	September 2012	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

David L. DiLorenzo (k) (age 51)	President	July 2005	133	Massachusetts Financial Services Company, Senior Vice President

Heidi W. Hardin (k) (age 52)	Secretary and Clerk	April 2017	133	Massachusetts Financial Services Company, Executive Vice President and General Counsel (since March 2017); Harris Associates (investment management), General Counsel (from September 2015 to January 2017); Janus Capital Management LLC (investment management), Senior Vice President and General Counsel (until September 2015)

Brian E. Langenfeld (k) (age 47)	Assistant Secretary and Assistant Clerk	June 2006	133	Massachusetts Financial Services Company, Vice President and Senior Counsel

Amanda S. Mooradian (k) (age 41)	Assistant Secretary and Assistant Clerk	September 2018	133	Massachusetts Financial Services Company, Assistant Vice President and Counsel

Susan A. Pereira (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Kasey L. Phillips (k) (age 49)	Assistant Treasurer	September 2012	133	Massachusetts Financial Services Company, Vice President

Matthew A. Stowe (k) (age 45)	Assistant Secretary and Assistant Clerk	October 2014	133	Massachusetts Financial Services Company, Vice President and Assistant General Counsel

Martin J. Wolin (k) (age 52)	Chief Compliance Officer	July 2015	133	Massachusetts Financial Services Company, Senior Vice President and Chief Compliance Officer (since July 2015); Mercer (financial service provider), Chief Risk and Compliance Officer, North America and Latin America (until June 2015)

44

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Number of MFS Funds for which the Person is an Officer	Principal Occupations During the Past Five Years
James O. Yost (k) (age 59)	Treasurer	September 1990	133	Massachusetts Financial Services Company, Senior Vice President

(h)

Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. From January 2012 through December 2016, Messrs. DiLorenzo and Yost served as Treasurer and Deputy Treasurer of the Funds, respectively.

(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)

“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of a position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee (other than Messrs. Jones and Kilman) has been elected by shareholders and each Trustee and Officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Jones and Kilman became Trustees of the Funds on January 1, 2019. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Under the terms of the Board’s retirement policy, an Independent Trustee shall retire at the end of the calendar year in which he or she reaches the earlier of 75 years of age or 15 years of service on the Board (or, in the case of any Independent Trustee who joined the Board prior to 2015, 20 years of service on the Board).

Messrs. Buller, Kilman and Otis and Ms. Roepke are members of the Trust’s Audit Committee.

Each of the Interested Trustees and certain Officers hold comparable officer positions with certain affiliates of MFS.

The Statement of Additional Information for a Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	State Street Bank and Trust Company 1 Lincoln Street Boston, MA 02111-2900
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
Portfolio Manager(s)
Richard Offen Kevin Schmitz

45

PROXY VOTING POLICIES AND INFORMATION

MFS votes proxies on behalf of the fund pursuant to proxy voting policies and procedures that are available without charge, upon request, by calling 1-800-225-2606, by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available by August 31 of each year without charge by visiting mfs.com/proxyvoting, or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s Form N-PORT reports are available on the SEC’s website at http://www.sec.gov. A shareholder can obtain the portfolio holdings report for the first and third quarters of the fund’s fiscal year at mfs.com/openendfunds by choosing the fund’s name and then selecting the “Resources” tab and clicking on “Prospectus and Reports”.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available at https://www.mfs.com/en-us/what-we-do/announcements.html or at mfs.com/openendfunds by choosing the fund’s name.

INFORMATION ABOUT FUND CONTRACTS AND LEGAL CLAIMS

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent, 529 program manager (if applicable), and custodian who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the Trust’s By-Laws and Declaration of Trust, any claims asserted against or on behalf of the MFS Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2020 income tax forms in January 2021. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible to be taxed at the same rate as long-term capital gain.

The fund designates $98,252,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 33.32% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

The fund designates the maximum amount allowable as Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).

46

rev. 3/16

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

47

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., and MFS Heritage Trust Company.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

48

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 219341

Kansas City, MO 64121-9341

OVERNIGHT MAIL

MFS Service Center, Inc.

Suite 219341

430 W 7th Street

Kansas City, MO 64105-1407

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics (the “Code”) pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in the Code that relates to an element of the Code’s definition enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Steven E. Buller, James Kilman, and Clarence Otis, Jr. and Ms. Maryanne L. Roepke, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Buller, Kilman, and Otis and Ms. Roepke are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to certain series of the Registrant and Ernst & Young LLP (“E&Y”) to serve in the same capacity to certain other series of the Registrant (each a “Fund” and collectively the “Funds”). The tables below set forth the audit fees billed to each Fund as well as fees for non-audit services provided to each Fund and/or to each Fund’s investment adviser, Massachusetts Financial Services Company (“MFS”), and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended February 29, 2020 and 2019, respectively, audit fees billed to each Fund by Deloitte and E&Y were as follows:

	Audit Fees
	2020	2019
Fees billed by Deloitte:
MFS Government Securities Fund	55,830	54,910

	Audit Fees
	2020	2019
Fees billed by E&Y:
MFS Diversified Income Fund	59,771	58,786
MFS New Discovery Value Fund	47,126	46,352
Total	106,897	105,138

For the fiscal years ended February 29, 2020 and 2019, respectively, fees billed by Deloitte and E&Y for audit-related, tax and other services provided to each Fund and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS Government Securities Fund	0	0	7,327	7,205	0	0

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2020	2019	2020	2019	2020	2019
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Government Securities Fund*	0	0	0	0	3,790	5,390

	Aggregate fees for non-audit services
	2020	2019
Fees billed by Deloitte:
To MFS Government Securities Fund, MFS and MFS Related Entities#	361,117	12,595

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS Diversified Income Fund	0	0	8,767	8,624	1,944	2,018
To MFS New Discovery Value Fund	0	0	8,821	8,677	1,662	1,388
Total fees billed by E&Y To above Funds	0	0	17,589	17,301	3,606	3,406

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[4]
	2020	2019	2020	2019	2020	2019
Fees billed by E&Y:
To MFS and MFS Related Entities of MFS Diversified Income Fund*	1,706,760	1,743,310	0	0	104,750	104,750
To MFS and MFS Related Entities of MFS New Discovery Value Fund*	1,706,760	1,743,310	0	0	104,750	104,750

	Aggregate fees for non-audit services
	2020	2019
Fees billed by E&Y:
To MFS Diversified Income Fund, MFS and MFS Related Entities#	2,006,221	2,071,602
To MFS New Discovery Value Fund, MFS and MFS Related Entities#	2,005,993	2,071,025

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#

This amount reflects the aggregate fees billed by Deloitte or E&Y, as the case may be, for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.

[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees”.
[4]

The fees included under “All Other Fees” are fees for products and services provided by E&Y other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and review of Rule 38a-1 compliance program.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f):

Not applicable.

Item 4(h):

The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 13.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto as EX-99.COE.

(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto as EX-99.302CERT.

(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4)	Change in the registrant’s independent public accountant. Not applicable.

(b)

If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Attached hereto as EX-99.906CERT.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST XIII

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President

Date: April 16, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, President (Principal Executive Officer)

Date: April 16, 2020

By (Signature and Title)*	JAMES O. YOST
James O. Yost, Treasurer (Principal Financial Officer and Accounting Officer)

Date: April 16, 2020

*	Print name and title of each signing officer under his or her signature.